As filed with the U.S. Securities and Exchange Commission on April 12, 2013

1933 Act File No. 333-184970

1940 Act File No. 811-06425

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-2

(Check appropriate box or boxes)

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.1

Post-Effective Amendment No.

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No.10	☒

Nuveen California Quality Income Municipal Fund, Inc.

(Exact name of Registrant as Specified in Charter)

333 West Wacker Drive, Chicago, Illinois 60606

(Address of Principal Executive Offices)

(Number, Street, City, State, Zip Code)

(Registrant’s Telephone Number, including Area Code): (800) 257-8787

Kevin J. McCarthy

Vice President and Secretary

333 West Wacker Drive

Chicago, Illinois 60606

Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

Copies to:

Thomas S. Harman

Bingham McCutchen LLP

2020 K Street, NW

Washington, DC 20006

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☒

It is proposed that this filing will become effective (check appropriate box)

☐	When declared effective pursuant to section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(2)
Shares of Common Stock, $0.01 par value	2,200,000	$16.86	$37,092,000	$5,056.96

(1)	Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(c) under the Securities Act of 1933 based on the average of the high and low sales prices of the shares of beneficial interest on April 10, 2013, as reported on the NYSE.
(2)	Transmitted prior to filing. $2.39 previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

PROSPECTUS

2.2 Million Shares

Nuveen California Quality Income Municipal Fund, Inc.

Common Stock

Nuveen California Quality Income Municipal Fund, Inc. (the “Fund”) is a diversified, closed-end management investment company. The Fund’s primary investment objective is to provide current income exempt from regular federal and California income taxes. The Fund’s secondary investment objective is to enhance portfolio value relative to the California municipal bond market by investing in tax-exempt California municipal securities that Nuveen Asset Management, LLC (“Nuveen Asset Management”), the Fund’s sub-adviser, believes are underrated or undervalued or that represent municipal market sectors that are undervalued. The Fund seeks to achieve its investment objectives by investing, under normal circumstances, at least 80% of its Managed Assets (as defined below under Portfolio Contents) in investments the income from which is exempt from regular federal and California income tax. Under normal circumstances, the Fund invests at least 80% of its Managed Assets in municipal securities that at the time of investment are rated within the four highest grades by all nationally recognized statistical rating organizations (“NRSRO”) that rate such security or are unrated but judged to be of comparable quality by Nuveen Asset Management. The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by Nuveen Asset Management. No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by Nuveen Asset Management. The Fund cannot assure you that it will achieve its investment objectives.

Investing in the Fund’s common stock involves certain risks that are described in the “Risk Factors” and “How the Fund Manages Risk” sections of this Preliminary Prospectus.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

You should read this Preliminary Prospectus, which contains important information about the Fund, before deciding whether to invest and retain it for future reference. A Statement of Additional Information (“SAI”), dated April 12, 2013, containing additional information about the Fund, has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus. You may request a free copy of the SAI, the table of contents of which is on the last page of this Prospectus, annual and semi-annual reports to shareholders and other information about the Fund, and make shareholder inquiries by calling (800) 257-8787, by writing to the Fund or from the Fund’s website (http://www.nuveen.com). The information contained in, or that can be accessed through, the Fund’s website is not part of this Prospectus. You also may obtain a copy of the SAI (and other information regarding the Fund) from the SEC’s web site (http://www.sec.gov).

Shares of the Fund’s common stock do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency.

Portfolio Contents.    As a fundamental policy, under normal circumstances, the Fund invests at least 80% of its Managed Assets (as defined below) in municipal securities and other related investments the income from which is exempt from regular federal and California income tax. The Fund invests in tax-exempt municipal securities that Nuveen Asset Management believes are underrated or undervalued or that represent municipal market sectors that are undervalued. The Fund has not established any limit on the percentage of its portfolio that may be invested in municipal bonds subject to the alternative minimum tax provisions of federal tax law, and the Fund expects that a substantial portion of the income it produces will be includable in alternative minimum taxable income. As a non-fundamental policy, under normal circumstances, the Fund invests at least 80% of its Managed Assets in municipal securities that at the time of investment are investment grade quality. Also as a non-fundamental policy, the Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by Nuveen Asset Management. Additionally, as a non-fundamental policy, no more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by Nuveen Asset Management. The Fund currently employs financial leverage primarily through its outstanding variable rate demand preferred shares (referred to herein as “VRDP Shares”). Municipal securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as junk bonds. The Fund may invest up to approximately 15% of its Managed Assets in inverse floating rate securities. “Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of effective leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), such as, but not limited to, the portion of assets in special purpose trusts of which the Fund owns the inverse floater certificates that has been effectively financed by the trust’s issuance of floating rate certificates.

Adviser and Sub-adviser.    Nuveen Fund Advisors, LLC the Fund’s investment adviser, is responsible for determining the Fund’s overall investment strategies and their implementation. Nuveen Asset Management, LLC is the Fund’s investment sub-adviser and oversees the day-to-day investment operations of the Fund.

The minimum price on any day at which shares of common stock may be sold will not be less than the current net asset value per share plus the per share amount of the commission to be paid to the Fund’s distributor, Nuveen Securities, LLC (“Nuveen Securities”). The Fund and Nuveen Securities will suspend the sale of common stock if the per share price of the shares is less than the minimum price. The Fund currently intends to distribute the shares offered pursuant to this Prospectus primarily through at-the-market transactions, although from time to time it may also distribute shares through an underwriting syndicate or a privately negotiated transaction. To the extent shares are distributed other than through at-the-market transactions, the Fund will file a supplement to this Prospectus describing such transactions. For information on how common stock may be sold, see the “Plan of Distribution” section of this Prospectus.

Shares of Common Stock are listed on the New York Stock Exchange (“NYSE”). The trading or “ticker” symbol of the Fund is “NUC.” The Fund’s closing price on the NYSE on April 9, 2013 was $16.82.

The date of this Preliminary Prospectus is April 12, 2013

You should rely only on the information contained or incorporated by reference into this Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of these securities in any state where the offer is not permitted. You should not assume that the information contained in this Prospectus is accurate as of any date other than the date on the front of this Prospectus. The Fund will update this Prospectus to reflect any material changes to the disclosures herein.

PROSPECTUS SUMMARY

This is only a summary. You should review the more detailed information contained elsewhere in this Prospectus and in the SAI.

The Fund	Nuveen California Quality Income Municipal Fund, Inc. (the “Fund”) is a diversified, closed-end investment management company. See “The Fund.” Shares of the Fund’s common stock, $0.01 par value (“Common Stock”), are traded on the New York Stock Exchange (“NYSE”) under the symbol “NUC.” See “Description of Common Stock.” As of March 31, 2013, the Fund had 22,135,515 shares of Common Stock outstanding, 1,581 of variable rate demand preferred shares (referred to herein as “VRDP Shares”) and net assets applicable to Common Stock of $364,529,088.

Investment Objectives and Policies	The Fund’s primary investment objective is to provide current income exempt from regular federal and California income taxes. The Fund’s secondary investment objective is to enhance portfolio value relative to the California municipal bond market by investing in tax-exempt California municipal securities that Nuveen Asset Management (defined below under “Sub-Adviser”), the Fund’s sub-adviser, believes are underrated or undervalued or that represent municipal market sectors that are undervalued. Municipal securities are securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and related securities and derivative investments creating exposure to municipal bonds, notes and securities, that provide for the payment of interest income that is exempt from regular federal income tax. The Fund cannot assure you that it will achieve its investment objectives.

As a fundamental investment policy, under normal circumstances, the Fund will invest at least 80% of its Managed Assets in municipal securities and other related investments the income from which is exempt from regular federal and California income tax. The Fund’s investment objectives and certain investment policies identified as such are considered fundamental and may not be changed without stockholder approval.

“Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of effective leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), such as, but not limited to, the portion of assets in special purpose trusts of which the Fund owns the inverse floater certificates that has been effectively financed by the trust’s issuance of floating rate certificates.

As a non-fundamental investment policy, under normal circumstances, the Fund will invest at least 80% of its Managed Assets in investment grade securities that, at the time of investment are rated investment grade or are unrated but judged to be of comparable quality by the Fund’s sub-adviser, Nuveen Asset Management (defined below under “Sub-Adviser”). Also as a non-fundamental investment policy, under normal circumstances, the Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by Nuveen Asset Management. Additionally, as a non-fundamental policy, no more than 10% of the Fund’s

1

Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by Nuveen Asset Management.

The Fund seeks to achieve its investment objectives by investing in tax-exempt California municipal securities that Nuveen Asset Management believes are underrated and undervalued or that represent municipal market sectors that are undervalued. The Fund will primarily invest in municipal securities with long-term maturities in order to maintain a weighted average maturity of 15 to 30 years, but the average weighted maturity of obligations held by the Fund may be shortened, depending on market conditions. As of March 31, 2013, the weighted average maturity of the Fund’s portfolio was 19.17 years.

The Fund has not established any limit on the percentage of its portfolio that may be invested in municipal bonds subject to the alternative minimum tax provisions of federal tax law, and the Fund expects that a substantial portion of the income it produces will be includable in alternative minimum taxable income. For a discussion of how the federal alternative minimum tax may affect shareholders, see “Tax Matters.”

A security is considered investment grade quality if it is rated within the four highest grades by all nationally recognized statistical rating organizations (“NRSROs”) that rate such security, or if it is unrated but judged to be of comparable quality by Nuveen Asset Management. Below investment grade quality municipal securities include those municipal securities that are rated investment grade by one or more NRSROs, but rated below investment grade by at least one NRSRO. Municipal securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as junk bonds.

As of August 31, 2012, approximately 94% of the Fund’s Managed Assets were invested in municipal securities rated investment grade by an NRSRO (including Standard & Poor’s Corporation Ratings Group, a division of The McGraw-Hill Companies, Inc. (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) and Fitch Ratings, Inc. (“Fitch”)). The relative percentages of the value of the investments attributable to investment grade municipal securities and to below investment grade municipal securities could change over time as a result of rebalancing the Fund’s assets by Nuveen Asset Management, market value fluctuations, issuance of additional shares and other events.

See “The Fund’s Investments” and “Risk Factors.”

Investment Adviser	Nuveen Fund Advisors, LLC (“NFALLC”) serves as the Fund’s investment adviser. NFALLC, a registered investment adviser, is responsible for determining the Fund’s overall strategy and its implementation. NFALLC is a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen Investments”). Founded in 1898, Nuveen Investments and its affiliates had approximately $219 billion in assets under management as of December 31, 2012. See “Management of the Fund—Investment Adviser, Sub-Adviser and Portfolio Manager.”

Sub-adviser	Nuveen Asset Management, LLC (“Nuveen Asset Management”) serves as the Fund’s sub-adviser. Nuveen Asset Management, a registered investment

2

adviser, is a wholly-owned subsidiary of NFALLC. Nuveen Asset Management oversees the day-to-day investment operations of the Fund.

Nuveen Securities, LLC (“Nuveen Securities”), a registered broker-dealer affiliate of NFALLC and Nuveen Asset Management, is involved in the offering of the Fund’s Common Stock. See “Plan of Distribution-Distribution Through At-the-Market Transactions.”

Use of Leverage	The Fund currently employs financial leverage primarily through its outstanding variable rate demand preferred (“VRDP”) Shares. For the six months ended August 31, 2012, the average daily balance outstanding on VRDP Shares and annual dividend rate was $158,100,000 and 0.29%, respectively. As of August 31, 2012, VRDP Shares represented approximately 27% of the Fund’s Managed Assets. Preferred shares, including VRDP Shares, have seniority over the shares of Common Stock. Financial leverage is also created as a result of the Fund’s investments in residual interest certificates of tender option bond trusts, also called inverse floating rate securities, because the Fund’s investment exposure to the underlying bonds held by the trust have been effectively financed by the trust’s issuance of floating rate certificates. The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities. See “The Fund’s Investments—Municipal Securities—Inverse Floating Rate Securities” and “Risk Factors—Inverse Floating Rate Securities Risk.”

Leverage involves special risks. See “Risk Factors—Leverage Risks.” There is no assurance that the Fund’s leveraging strategy will be successful. The Fund will seek to invest the proceeds of any future offerings in a manner consistent with the Fund’s investment objectives and policies. See “Use of Leverage.”

The Fund pays a management fee to NFALLC (which in turn pays a portion of its fee to the Fund’s sub-adviser, Nuveen Asset Management) based on a percentage of Managed Assets. Managed Assets include the proceeds realized and managed from the Fund’s use of leverage as set forth in the Fund’s investment management agreement. NFALLC will be responsible for using leverage to pursue the Fund’s investment objectives, and will base its decision regarding whether and how much leverage to use for the Fund based on its assessment of whether such use of leverage will advance the Fund’s investment objectives. However, the fact that a decision to increase the Fund’s leverage will have the effect, all other things being equal, of increasing Managed Assets and therefore NFALLC and Nuveen Asset Management’s fees means that NFALLC and Nuveen Asset Management may have a conflict of interest in determining whether to increase the Fund’s use of leverage. NFALLC will seek to manage that potential conflict by only increasing the Fund’s use of leverage when it determines that such increase is consistent with the Fund’s investment objectives, and by periodically reviewing the Fund’s performance and use of leverage with the Board.

Offering Methods	The Fund may offer shares using one or more of the following methods: (i) at-the-market transactions through one or more broker-dealers that have entered into a selected dealer agreement with Nuveen Securities, one of the Fund’s underwriters; (ii) through an underwriting syndicate; and (iii) through privately negotiated transactions between the Fund and specific investors. See “Plan of Distribution.”

3

Distribution Through At-the-Market Transactions. The Fund from time to time may offer its Common Shares through Nuveen Securities, to certain broker-dealers that have entered into selected dealer agreements with Nuveen Securities. Currently, Nuveen Securities has entered into a selected dealer agreement with Stifel, Nicolaus & Company, Incorporated (“Stifel Nicolaus”) pursuant to which Stifel Nicolaus will be acting as Nuveen Securities’s exclusive sub-placement agent with respect to at-the-market offerings of the shares of Common Stock. Common Stock will only be sold on such days as shall be agreed to by the Fund, Nuveen Securities and Stifel Nicolaus. Common Stock will be sold at market prices, which shall be determined with reference to trades on the NYSE, subject to a minimum price to be established each day by the Fund. The minimum price on any day will not be less than the current net asset value per share plus the per share amount of the commission to be paid to Nuveen Securities. The Fund and Nuveen Securities will suspend the sale of Common Stock if the per share price of the shares is less than the minimum price.

The Fund will compensate Nuveen Securities with respect to sales of the Common Stock at a commission rate of 1.0% of the gross proceeds of the sale of Common Stock. Nuveen Securities will compensate Stifel Nicolaus at a fixed rate of 0.8% of the gross proceeds of the sale of Common Stock sold by Stifel Nicolaus. Settlements of Common Stock sales will occur on the third business day following the date of sale.

In connection with the sale of the Common Stock on behalf of the Fund, Nuveen Securities may be deemed to be an underwriter within the meaning of the Securities Act of 1933 (the “1933 Act”), as amended, and the compensation of Nuveen Securities may be deemed to be underwriting commissions or discounts. Unless otherwise indicated in a further Prospectus supplement, each of Nuveen Securities and Stifel Nicolaus will act on a reasonable efforts basis.

The offering of Common Stock will be made pursuant to the Selected Dealer Agreement among the Fund, Nuveen Securities and Stifel Nicolaus, which will terminate upon the earlier of (i) the sale of all shares of Common Stock subject thereto or (ii) termination of the Selected Dealer Agreement. Each of Nuveen Securities and Stifel Nicolaus shall have the right to terminate the Selected Dealer Agreement in its discretion at any time. See “Plan of Distribution—Distribution Through At-the-Market Transactions.”

The Fund currently intends to distribute the shares offered pursuant to this Prospectus primarily through at-the-market transactions, although from time to time it may also distribute shares through an underwriting syndicate or a privately negotiated transaction. To the extent shares are distributed other than through at-the-market transactions, the Fund will file a supplement to this Prospectus describing such transactions.

The Fund’s closing price on the NYSE on April 9, 2013 was $16.82.

Distribution Through Underwriting Syndicates.    The Fund from time to time may issue additional shares of Common Stock through a syndicated secondary offering. In order to limit the impact on the market price of the Fund’s Common Stock, underwriters will market and price the offering on an expedited basis (e.g., overnight or similarly abbreviated offering period).

4

The Fund will launch a syndicated offering on a day, and upon terms, mutually agreed upon between the Fund, Nuveen Securities and the underwriting syndicate.

The Fund will offer its shares at a price equal to a specified discount of up to 5% from the closing market price of the Fund’s Common Stock on the day prior to the offering date. The applicable discount will be negotiated by the Fund and Nuveen Securities in consultation with the underwriting syndicate on a transaction-by-transaction basis. The Fund will compensate the underwriting syndicate out of the proceeds of the offering based upon a sales load of up to 4% of the gross proceeds of the sale of Common Stock. The minimum net proceeds per share to the Fund will not be less than the greater of (i) the Fund’s latest net asset value per share of Common Stock or (ii) 91% of the closing market price of the Fund’s Common Stock on the day prior to the offering date. See “Plan of Distribution—Distribution Through Underwriting Syndicates.”

Distribution Through Privately Negotiated Transactions. The Fund, through Nuveen Securities, from time to time may sell directly to, and solicit offers from, institutional and other sophisticated investors, who may be deemed to be underwriters as defined in the 1933 Act for any resale of Common Stock.

The terms of such privately negotiated transactions will be subject to the discretion of the management of the Fund. In determining whether to sell Common Stock through a privately negotiated transaction, the Fund will consider relevant factors including, but not limited to, the attractiveness of obtaining additional funds through the sale of Common Stock, the purchase price to apply to any such sale of Common Stock and the investor seeking to purchase the Common Stock.

Common Stock issued by the Fund through privately negotiated transactions will be issued at a price equal to the greater of (i) the net asset value per share of the Fund’s Common Stock or (ii) at a discount ranging from 0% to 5% of the average daily closing market price of the Fund’s shares of Common Stock at the close of business on the two business days preceding the date upon which shares of Common Stock are sold pursuant to the privately negotiated transaction. The applicable discount will be determined by the Fund on a transaction-by-transaction basis. See “Plan of Distribution—Distribution Through Privately Negotiated Transactions.”

Special Risk Considerations	Investment in the Fund involves special risk considerations, which are summarized below. The Fund is designed as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program. See “Risk Factors” for a more complete discussion of the special risk considerations of an investment in the Fund.

Investment and Market Risk. An investment in the Fund’s Common Stock is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Common Stock represents an indirect investment in the municipal securities owned by the Fund, which generally trade in the over-the-counter markets. Your Common Stock at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions. See “Risk Factors—Investment and Market Risk.”

5

Recent Market Conditions. The financial crisis in the U.S. and global economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many investment companies, including to some extent the Fund. Conditions in the U.S. and global economies have resulted, and may continue to result, in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. The financial condition of federal, state and local governments may be sensitive to market events, which may, in turn, adversely affect the marketability of notes and bonds they issue. Recent declines in real estate prices and general business activity are reducing tax revenues of many state and local governments and could affect the economic viability of projects that are the sole source of revenue to support various municipal securities. Further, some state and local governments have been and in the future may be subject to direct ballot referenda that could limit their financial flexibility, or their ability to levy taxes or raise tax revenues, which may adversely affect the marketability of notes and bonds issued by those state and local governments. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. The severity or duration of these conditions may also be affected by policy changes made by governments or quasi-governmental organizations. These events could have significant adverse effects on the economy generally.

See “Risk Factors—Recent Market Conditions—Credit Crisis Liquidity and Volatility Risk” and “Risk Factors—Municipal Securities Market Risk.”

Market Discount from Net Asset Value. Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than net asset value and have during other periods traded at prices lower than net asset value. The Fund cannot predict whether shares of Common Stock will trade at, above or below net asset value. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of investment activities. Investors bear a risk of loss to the extent that the price at which they sell their shares is lower in relation to the Fund’s net asset value than at the time of purchase, assuming a stable net asset value. Proceeds from the sale of shares of Common Stock in this offering will be reduced by shareholder transaction costs (if applicable, which vary depending on the offering method used). Depending on the premium of the shares of Common Stock at the time of any offering of Common Stock hereunder, the Fund’s net asset value may be reduced by an amount up to the offering costs borne by the Fund (estimated to be an additional 0.38% of the offering price assuming a Common Stock share offering price of $16.82 (the Fund’s closing price on the NYSE on April 9, 2013)).

6

The net asset value per share of Common Stock will be reduced by costs associated with any future issuances of Common or preferred shares, including VRDP Shares. Common Stock is designed primarily for long-term investors, and you should not view the Fund as a vehicle for trading purposes. See “Risk Factors—Market Discount from Net Asset Value.”

Credit and Below Investment Grade Risk. Credit risk is the risk that one or more municipal securities in the Fund’s portfolio will decline in price, or the issuer thereof will fail to pay interest or principal when due, because the issuer experiences a decline in its financial status. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. The Fund may invest up to 20% (measured at the time of investment) of its Managed Assets in municipal securities that are rated below investment grade or that are unrated but judged to be of comparable quality by Nuveen Asset Management; provided, that no more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B-/B3 or that are unrated but judged to be of comparable quality by Nuveen Asset Management. If a municipal security satisfies the rating requirements described above at the time of investment and is subsequently downgraded below that rating, the Fund will not be required to dispose of the security. If a downgrade occurs, Nuveen Asset Management will consider what action, including the sale of the security, is in the best interests of the Fund and its shareholders. This means that the Fund may invest in municipal securities that are involved in bankruptcy or insolvency proceedings or are experiencing other financial difficulties at the time of acquisition (such securities are commonly referred to as distressed securities). Municipal securities of below investment grade quality are predominately speculative with respect to the issuer’s capacity to pay interest and repay principal when due, and are susceptible to default or decline in market value due to adverse economic and business developments, and are commonly referred to as junk bonds. Also, to the extent that the rating assigned to a municipal security in the Fund’s portfolio is downgraded by any NRSRO, the market price and liquidity of such security may be adversely affected. The market values for municipal securities of below investment grade quality tend to be volatile, and these securities are less liquid than investment grade municipal securities. For these reasons, an investment in the Fund compared with a portfolio consisting solely of investment grade securities, may experience the following:

•	increased price sensitivity resulting from changing interest rates and/or a deteriorating economic environment;

•	greater risk of loss due to default or declining credit quality;

•	adverse issuer specific events that are more likely to render the issuer unable to make interest and/or principal payments; and

•

the possibility that a negative perception of the below investment grade market develops, resulting in the price and liquidity of below investment grade securities becoming depressed, and this negative perception could last for a significant period of time.

See “Risk Factors—Credit and Below Investment Grade Risk.”

7

Interest Rate Risk. Generally, when market interest rates rise, bond prices fall, and vice versa. Interest rate risk is the risk that the municipal securities in the Fund’s portfolio will decline in value because of increases in market interest rates. As interest rates decline, issuers of municipal securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities and potentially reducing the Fund’s income. As interest rates increase, slower than expected principal payments may extend the average life of securities, potentially locking in a below-market interest rate and reducing the Fund’s value. Currently, market interest rates are at or near historically low levels. In typical market interest rate environments, the prices of longer-term municipal securities generally fluctuate more than prices of shorter-term municipal securities as interest rates change. Because the Fund will invest primarily in long-term municipal securities, the Common Stock net asset value and market price per share will fluctuate more in response to changes in market interest rates than if the Fund invested primarily in shorter-term municipal securities. Because the values of lower-rated and comparable unrated debt securities are affected both by credit risk and interest rate risk, the price movements of such lower grade securities in response to changes in interest rates typically have not been highly correlated to the fluctuations of the prices of investment grade quality securities in response to changes in market interest rates. The Fund’s use of leverage, as described herein, will tend to increase Common Stock interest rate risk. See “Risk Factors—Interest Rate Risk.”

Municipal Securities Market Risk. The amount of public information available about the municipal securities in the Fund’s portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of Nuveen Asset Management than if the Fund were a stock fund or taxable bond fund. The secondary market for municipal securities, particularly the below investment grade bonds in which the Fund may invest, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its bonds at attractive prices. See “Risk Factors—Municipal Securities Market Risk” and “Risk Factors—Special Risks Related to Certain Municipal Obligations.”

Concentration in California Issuers. The Fund’s policy of investing in municipal securities of issuers located in California makes the Fund more susceptible to the adverse economic, political or regulatory occurrences affecting such issuers.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the Common Share’s market price or your overall returns. See “Risk Factors—Reinvestment Risk.”

Tax Risk.    To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, among other things, the Fund must derive in each taxable year at least 90% of its gross income from certain prescribed sources and satisfy a diversification test on a quarterly basis. If the Fund fails to satisfy the qualifying income or diversification requirements in any taxable year, the Fund may be eligible

8

for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. In order to be eligible for the relief provisions with respect to a failure to meet the diversification requirements, the Fund may be required to dispose of certain assets. If these relief provisions were not available to the Fund and it were to fail to qualify for treatment as a regulated investment company for a taxable year, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to stockholders, and such distributions would be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

To qualify to pay exempt-interest dividends, which are treated as items of interest excludable from gross income for federal income tax purposes, at least 50% of the value of the total assets of the Fund must consist of obligations exempt from regular income tax as of the close of each quarter of the Fund’s taxable year. If the proportion of taxable investments held by the Fund exceeds 50% of the Fund’s total assets as of the close of any quarter of any Fund taxable year, the Fund will not for that taxable year satisfy the general eligibility test that otherwise permits it to pay exempt-interest dividends.

The value of the Fund’s investments and its net asset value may be adversely affected by changes in tax rates and policies. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax-exempt status of interest income from municipal securities. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect the Fund’s net asset value and ability to acquire and dispose of municipal securities at desirable yield and price levels. Additionally, the Fund is not a suitable investment for individual retirement accounts, for other tax-exempt or tax-deferred accounts or for investors who are not sensitive to the federal income tax consequences of their investments.

Leverage Risk.    The use of financial leverage created through the Fund’s outstanding preferred shares, including VRDP Shares, or the use of tender option bonds creates an opportunity for increased Common Stock net income and returns, but also creates special risks for holders of shares of Common Stock (“Common Stockholders”). There is no assurance that the Fund’s leveraging strategy will be successful. The risk of loss attributable to the Fund’s use of leverage is borne by Common Stockholders. The Fund’s use of financial leverage can result in a greater decrease in net asset values in declining markets. The Fund’s use of financial leverage similarly can magnify the impact of changing market conditions on Common Stock market prices. See “Risk Factors—Inverse Floating Rate Securities Risk.” Because the long-term municipal securities in which the Fund invests generally pay fixed rates of interest while the Fund’s costs of leverage generally fluctuate with short- to intermediate-term yields, the incremental

9

earnings from leverage will vary over time. However, the Fund may use derivatives, such as interest rate swaps, to fix the effective rate paid on all or a portion of the Fund’s leverage, in an effort to lower leverage costs over an extended period. Accordingly, the Fund cannot assure you that the use of leverage will result in a higher yield or return to Common Stockholders. The income benefit from leverage will be reduced to the extent that the difference narrows between the net earnings on the Fund’s portfolio securities and its cost of leverage. The income benefit from leverage will increase to the extent that the difference widens between the net earnings on the Fund’s portfolio securities and its cost of leverage. If short- or intermediate-term rates rise, the Fund’s cost of leverage could exceed the fixed rate of return on longer-term bonds held by the Fund that were acquired during periods of lower interest rates, reducing income and returns to Common Stockholders. This could occur even if short- or intermediate-term and long-term municipal rates rise. Because of the costs of leverage, the Fund may incur losses even if the Fund has positive returns if they are not sufficient to cover the costs of leverage. The Fund’s cost of leverage includes dividends paid on VRDP Shares, or the interest expense attributable to tender option bonds (See “Risk Factors—Inverse Floating Rate Securities Risk”), as well as any one-time costs (e.g., issuance costs) and ongoing fees and expenses associated with such leverage.

The Fund is required to maintain certain regulatory and rating agency asset coverage requirements in connection with its use of leverage, in order to be able to maintain the ability to declare and pay Common Stock distributions and to maintain the VRDP Shares’ rating. An NRSRO could downgrade its ratings on the Fund’s outstanding preferred shares, including VRDP Shares. A ratings downgrade of the Fund’s preferred shares may result in higher dividend rates and may also force the redemption of such preferred shares at what might be an inopportune time in the market. These factors may result in reduced net earnings or returns to Common Stockholders.

In order to maintain required asset coverage levels, the Fund may be required to alter the composition of its investment portfolio or take other actions, such as redeeming preferred shares or reducing leverage levels with the proceeds from portfolio transactions, at what might be an inopportune time in the market. Such actions could reduce the net earnings or returns to Common Stockholders over time.

Furthermore, the amount of fees paid to NFALLC (which in turn pays a portion of its fees to Nuveen Asset Management) for investment advisory services will be higher if the Fund uses leverage because the fees will be calculated based on the Fund’s Managed Assets—this may create an incentive for NFALLC and Nuveen Asset Management to leverage the Fund.

The Fund may invest in the securities of other investment companies, which may themselves be leveraged and therefore present similar risks to those described above and magnify the Fund’s leverage.

The Fund seeks to manage the risks associated with its use of financial leverage as described below under “How the Fund Manages Risk—Investment Portfolio and Capital Structure Strategies to Manage Leverage Risk.”

See “Risk Factors—Leverage Risk” and “Use of Leverage.”

10

Inverse Floating Rate Securities Risk. The Fund may invest in inverse floating rate securities. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a “tender option bond trust”) formed by a third party sponsor for the purpose of holding municipal bonds. See “The Fund’s Investments—Inverse Floating Rate Securities.” In general, income on inverse floating rate securities will decrease when interest rates increase and increase when interest rates decrease. Investments in inverse floating rate securities may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund’s investment. As a result, the market value of such securities generally will be more volatile than that of fixed rate securities.

The Fund may invest in inverse floating rate securities, issued by special purpose trusts that have recourse to the Fund. In Nuveen Asset Management’s discretion, the Fund may enter into a separate shortfall and forbearance agreement with the third party sponsor of a special purpose trust. The Fund may enter into such recourse agreements (i) when the liquidity provider to the special purpose trust requires such an agreement because the level of leverage in the special purpose trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (ii) to seek to prevent the liquidity provider from collapsing the special purpose trust in the event that the municipal obligation held in the trust has declined in value. Such an agreement would require the Fund to reimburse the third-party sponsor of the trust, upon termination of the trust issuing the inverse floater, the difference between the liquidation value of the bonds held in the trust and the principal amount due to the holders of floating rate interests. In such instances, the Fund may be at risk of loss that exceeds its investment in the inverse floating rate securities.

The Fund’s investments in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund may be highly leveraged. The structure and degree to which the Fund’s inverse floating rate securities are highly leveraged will vary based upon a number of factors, including the size of the trust itself and the terms of the underlying municipal security. An inverse floating rate security generally is considered highly leveraged if the principal amount of the short-term floating rate interests issued by the related special purpose trust is in excess of three times the principal amount of the inverse floating rate securities owned by the trust (the ratio of the principal amount of such short-term floating rate interests to the principal amount of the inverse floating rate securities is referred to as the “gearing”). In the event of a significant decline in the value of an underlying security, the Fund may suffer losses in excess of the amount of its investment (up to an amount equal to the value of the municipal securities underlying the inverse floating rate securities) as a result of liquidating special purpose trusts or other collateral required to maintain the Fund’s anticipated effective leverage ratio.

The Fund’s investment in inverse floating rate securities will create effective leverage, which will create an opportunity for increased Common Share net income and returns, but will also create the possibility that

11

Common Share long-term returns will be diminished if the cost of leverage exceeds the return on the inverse floating rate securities purchased by the Fund. Inverse floating rate securities have varying degrees of liquidity based upon the liquidity of the underlying securities deposited in a special purpose trust. The market price of inverse floating rate securities is more volatile than the underlying securities due to leverage. The leverage attributable to such inverse floating rate securities may be “called away” on relatively short notice and therefore may be less permanent than more traditional forms of leverage. In certain circumstances, the likelihood of an increase in the volatility of net asset value and market price of the Common Share may be greater for a fund (like the Fund) that relies primarily on inverse floating rate securities to achieve a desired effective leverage ratio. The Fund may be required to sell its inverse floating rate securities at less than favorable prices, or liquidate other Fund portfolio holdings in certain circumstances, including, but not limited to, the following:

•	If the Fund has a need for cash and the securities in a special purpose trust are not actively trading due to adverse market conditions;

•	If special purpose trust sponsors (as a collective group or individually) experience financial hardship and consequently seek to terminate their respective outstanding special purpose trusts; and

•

If the value of an underlying security declines significantly (to a level below the notional value of the floating rate securities issued by the trust) and if additional collateral has not been posted by the Fund.

See “Risk Factors—Inverse Floating Rate Securities Risk.”

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Stock and distributions can decline. See “Risk Factors—Inflation Risk.”

Derivatives Risk, Including the Risk of Swaps. The Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying the derivatives. Whether the Fund’s use of derivatives is successful will depend on, among other things, if Nuveen Asset Management correctly forecasts market values, interest rates and other applicable factors. If Nuveen Asset Management incorrectly forecasts these and other factors, the investment performance of the Fund will be unfavorably affected. In addition, the derivatives market is largely unregulated. It is possible that developments in the derivatives market could adversely affect the Fund’s ability to successfully use derivative instruments.

The Fund may enter into various types of derivatives transactions, including futures, options, swaps (including credit default swaps, interest rate swaps and total return swaps), among others. Like most derivative instruments, the use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of derivatives requires an understanding by Nuveen Asset Management not only of the referenced

12

asset, rate or index, but also of the derivative contract itself and the markets in which they trade. Successful implementation of most hedging strategies would generate taxable income. The derivatives market is subject to a changing regulatory environment. It is possible that regulatory or other developments in the derivatives market could adversely affect the Fund’s ability to successfully use derivative instruments. See “Risk Factors—Derivatives Risk,” “Risk Factors—Counterparty Risk,” “Risk Factors—Hedging Risk,” “Risk Factors—Tax Risks” and the Statement of Additional Information.

Counterparty Risk. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives, insured municipal securities or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have recently incurred significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower quality credit investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships. See “Risk Factors—Counterparty Risk.”

Hedging Risk. The Fund’s use of derivatives or other transactions to reduce risks involves costs and will be subject to Nuveen Asset Management’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that Nuveen Asset Management’s judgment in this respect will be correct. In addition, no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so. See “Risks—Hedging Risk.”

Potential Conflicts of Interest Risk. NFALLC and Nuveen Asset Management each provide a wide array of portfolio management and other asset management services to a mix of clients and may engage in ordinary course activities in which their respective interests or those of their clients may compete or conflict with those of the Fund. For example, NFALLC and Nuveen Asset Management may provide investment management services to other funds and accounts that follow investment objectives similar to those of the Fund. In certain circumstances, and subject to its fiduciary obligations under the Investment Advisers Act of 1940, Nuveen Asset Management may have to allocate a limited investment opportunity among its clients, which include closed-end funds, open-end funds and other commingled funds. NFALLC and Nuveen Asset Management have each adopted policies and procedures designed to address such situations and other potential conflicts of interests. For additional information about potential conflicts of interest, and the way in which NFALLC and Nuveen Asset Management address such conflicts, please see the SAI.

Anti-Takeover Provisions.    The Fund’s Articles of Incorporation (“Articles”) and the Fund’s By-Laws (the “By-Laws”) include provisions that could limit the ability of other entities or persons to acquire control of

13

the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the Common Stockholders of opportunities to sell their shares of Common Stock at a premium over the then current market price of the Common Stock. See “Certain Provisions in the Articles of Incorporation—Anti-Takeover Provisions” and “Risks—Anti-Takeover Provisions.”

In addition, an investment in the Fund’s Common Stock raises other risks, which are more fully disclosed in the “Risk Factors” section of this Prospectus, including: reinvestment risk, sector and industry risk, special risks relating to certain municipal obligations, market disruption risk, impact of offering methods risk, risks relating to certain affiliations; and risks that provisions in the Fund’s Articles could affect the opportunities of Common Stockholders to sell their Common Stock. See “Risk Factors.”

Distributions	The Fund pays monthly distributions to Common Stockholders at a level rate (stated in terms of a fixed cents per Common Stock dividend rate) based on the projected performance of the Fund. The Fund’s ability to maintain a level Common Stock dividend rate will depend on a number of factors. As portfolio and market conditions change, the rate of dividends on the Common Stock and the Fund’s dividend policy could change. For each taxable year, the Fund will distribute all or substantially all of its net investment income. In addition, the Fund intends to distribute, at least annually, all or substantially all of its net capital gain (which is the excess of net long-term capital gain over net short term capital loss) and taxable ordinary income, if any, to Common Stockholders so long as the net capital gain and taxable ordinary income are not necessary to pay accrued dividends on, or redeem or liquidate, any preferred shares, including VRDP Shares, then outstanding or pay any interest and required principal payments on borrowings. You may elect to reinvest automatically some or all of your distributions in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan.

The Fund might not distribute all or a portion of any net capital gain for a taxable year. If the Fund does not distribute all of its net capital gain for a taxable year, it will pay federal income tax on the retained gain. Each Common Stockholder of record as of the end of the Fund’s taxable year will include in income for federal income tax purposes, as long-term capital gain, his or her share of the retained gain, will be deemed to have paid his or her proportionate share of tax paid by the Fund on such retained gain, and will be entitled to an income tax credit or refund for that share of the tax. The Fund will treat the retained capital gain amount as a substitute for equivalent cash distributions. See “Distributions” and “Dividend Reinvestment Plan.”

The Fund reserves the right to change its distribution policy and the basis for establishing the rate of its monthly distributions at any time.

Custodian and Transfer Agent	State Street Bank and Trust Company serves as custodian and transfer agent of the Fund’s assets. See “Custodian and Transfer Agent.”

Special Tax Considerations

The Fund has not established any limit on the percentage of its portfolio that may be invested in municipal bonds subject to the alternative minimum tax provisions of federal tax law, and the Fund expects that a substantial

14

portion of the income it produces will be includable in alternative minimum taxable income. If you are, or as a result of investment in the Fund would become, subject to the federal alternative minimum tax, the Fund may not be a suitable investment for you. In addition, distributions of ordinary taxable income (including any net short-term capital gain) will be taxable to shareholders as ordinary income (and not eligible for favorable taxation as “qualified dividend income”), and capital gain dividends will be taxable as long-term capital gains. See “Tax Matters.”

Voting Rights	The holders of the Fund’s VRDP Shares, voting as a separate class, would have the right to elect at least two directors at all times and to elect a majority of the directors in the event two full years’ dividends on the preferred shares, including VRDP Shares, are unpaid. In each case, the remaining directors will be elected by holders of shares of Common Stock and preferred shares, including VRDP Shares, voting together as a single class. The holders of preferred shares, including VRDP Shares, will vote as a separate class or classes on certain other matters as required under the Articles, the Investment Company Act of 1940, as amended (the “1940 Act”) and Minnesota law. See “Description of Shares—Preferred Shares—Voting Rights” and “Certain Provisions in the Articles of Incorporation.”

15

SUMMARY OF FUND EXPENSES

The table shows the expenses of the Fund as a percentage of the average net assets applicable to Common Stock, and not as a percentage of total assets or Managed Assets.

Stockholder Transaction Expenses (as a percentage of offering price)
Maximum Sales Charge	4.00%
Offering Costs Borne by the Fund(1)	0.38%

As a Percentage of Net Assets Attributable to Common Stock(2)
Annual Expenses
Management Fees	0.92%
Fees on VRDP Shares and Interest and Related Expenses from Inverse Floaters(3)	0.57%
Other Expenses(4)	0.12%

Annual Expenses	1.61%

(1)	Assuming a Common Stock offering price of $16.82 (the Fund’s closing price on the NYSE on April 9, 2013).

(2)	Stated as percentage of average net assets attributable to shares of Common Stock for the six months ended August 31, 2012.

(3)	Fees on VRDP Shares include annual liquidity and remarketing fees, as well as the amortization of offering costs. Interest and Related Expenses from Inverse Floaters also includes interest expense that arises because accounting rules require the Fund to treat interest paid by trusts issuing certain inverse floating rate investments held by the Fund as having been paid (indirectly) by the Fund. Because the Fund also recognizes a corresponding amount of interest income (also indirectly), the Fund’s net asset value, net investment income, and total return are not affected by this accounting treatment. The actual Fees on VRDP Shares and Interest and Related Expenses from Inverse Floaters incurred in the future may be higher or lower.
(4)	Other Expenses are estimated based on actual expenses from the prior fiscal period.

The purpose of the table above is to help you understand all fees and expenses that you, as a Common Stockholder, would bear directly or indirectly. See “Management of the Fund—Investment Adviser.”

Examples

The following examples illustrate the expenses (including the applicable transaction fees, if any, and estimated offering costs of $3.80) that a stockholder would pay on a $1,000 investment that is held for the time periods provided in the table. Each example assumes that all dividends and other distributions are reinvested in the Fund and that the Fund’s Annual Expenses, as provided above, remain the same. The examples also assume a 5% annual return.(1)

Example # 1 (At-the-Market Transaction)

The following example assumes a transaction fee of 1.00%, as a percentage of the offering price.

1 Year	3 Years	5 Years	10 Years
$30	$64	$100	$202

16

Example # 2 (Underwriting Syndicate Transaction)

The following example assumes a transaction fee of 4.00%, as a percentage of the offering price.

1 Year	3 Years	5 Years	10 Years
$59	$92	$128	$227

Example # 3 (Privately Negotiated Transaction)

The following example assumes there is no transaction fee.

1 Year	3 Years	5 Years	10 Years
$20	$54	$91	$194

The examples should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown above.

(1)	The examples assume that all dividends and distributions are reinvested at Common Stock net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

17

FINANCIAL HIGHLIGHTS

The following Financial Highlights table is intended to help a prospective investor understand the Fund’s financial performance for the periods shown. Certain information reflects financial results for a single share of Common Stock of the Fund. The total returns in the table represent the rate an investor would have earned or lost on an investment in shares of Common Stock of the Fund (assuming reinvestment of all dividends). The information with respect to the fiscal year ended February 29, 2012 has been audited by Ernst & Young LLP, whose report for the fiscal year ended February 29, 2012, along with the financial statements of the Fund including the Financial Highlights for each of the periods indicated therein, are included in the Fund’s 2012 Annual Report. Also included is selected data for the six months ended August 31, 2012, which is unaudited, and appears in the Fund’s 2012 Semi-Annual Report. A copy of the 2012 Annual and 2012 Semi-Annual Report may be obtained from www.sec.gov or by visiting www.nuveen.com. The information contained in, or that can be accessed through, the Fund’s website is not part of this prospectus. Past results are not indicative of future performance.

The following per share data and ratios have been derived from information provided in the financial statements.

Selected data for a share of Common stock outstanding throughout each period:

	Year Ended February 28/29:					Year Ended August 31:
	2013(g)	2012	2011	2010	2009(e)	2008	2007	2006	2005	2004	2003	2002
Per Share Operating Performance
Beginning Common Share Net Asset Value	$15.95	$13.62	$14.58	$13.29	$14.73	$14.93	$15.60	$16.03	$15.49	$14.85	$15.84	$16.16

Investment Operations:
Net Investment Income (Loss)	0.50	1.03	1.04	1.10	0.52	1.04	1.01	1.02	1.04	1.05	1.08	1.19
Net Realized/Unrealized Gain (Loss)	0.50	2.32	(1.01)	1.13	(1.28)	(0.23)	(0.59)	(0.35)	0.69	0.73	(0.87)	(0.35)
Distributions from Net Investment Income to Auction Rate Preferred Shareholders(a)	0.00	0.00	(0.02)	(0.03)	(0.12)	(0.29)	(0.28)	(0.23)	(0.13)	(0.07)	(0.07)	(0.10)
Distributions from Capital Gains to Auction Rate Preferred Shareholders(a)	0.00	0.00	0.00	(0.02)	(0.03)	0.00	(0.01)	0.00 **	(0.01)	0.00 **	(0.01)	(0.02)

Total	1.00	3.35	0.01	2.18	(0.91)	0.52	0.13	0.44	1.59	1.71	0.13	0.72

Less Distributions:
Net Investment Income to Common Shareholders	(0.53)	(1.02)	(0.97)	(0.89)	(0.37)	(0.72)	(0.77)	(0.84)	(0.97)	(1.02)	(1.00)	(0.96)
Capital Gains to Common Shareholders	0.00	0.00	0.00	0.00	(0.16)	0.00	(0.03)	(0.03)	(0.08)	(0.05)	(0.12)	(0.08)

Total	(0.53)	(1.02)	(0.97)	(0.89)	(0.53)	(0.72)	(0.80)	(0.87)	(1.05)	(1.07)	(1.12)	(1.04)

Discount from Common Shares Repurchased and Retired	0.00	0.00	0.00	0.00 **	0.00 **	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Ending Common Share Net Asset Value	$16.42	$15.95	$13.62	$14.58	$13.29	$14.73	$14.93	$15.60	$16.03	$15.49	$14.85	$15.84

Ending Market Value	$16.97	$16.84	$12.92	$13.64	$11.21	$13.08	$14.08	$15.28	$15.73	$15.00	$14.67	$16.14
Total Returns:
Based on Market Value(b)	4.07%	39.70%	1.41%	30.22%	(9.94)%	(2.12)%	(2.92)%	2.90%	12.30%	9.67%	(2.38)%	4.15%
Based on Common Share Net Asset Value(b)	6.33%	25.46%	(0.17)%	16.84%	(5.94)%	3.51%	0.74%	2.96%	10.57%	11.76%	0.71%	4.79%

18

	Year Ended February 28/29:							Year Ended August 31:
	2013(g)		2012	2011	2010	2009(e)		2008	2007	2006	2005	2004	2003	2002
Ratios/Supplemental Data
Ending Net Assets Applicable to Common Shares (000)	$362,443		$351,377	$299,609	$320,561	$292,373		$324,354	$328,756	$343,096	$352,752	$340,873	$326,280	$347,561
Ratios to Average Net Assets Applicable to Common Shares(c)(d)
Expenses(f)	1.61	%*	1.71%	1.55%	1.26%	1.37	%*	1.33%	1.28%	1.21%	1.20%	1.22%	1.22%	1.23%
Net Investment Income (Loss)	6.16	%*	7.05%	7.12%	7.85%	8.00	%*	6.93%	6.51%	6.54%	6.62%	6.89%	6.90%	7.58%
Portfolio Turnover Rate	5%		11%	16%	11%	6%		10%	16%	12%	6%	16%	46%	22%
Auction Rate Preferred Shares at the End of Period:
Aggregate Amount Outstanding (000)	$—		$—	$—	$157,225	$165,025		$176,900	$185,000	$185,000	$185,000	$185,000	$185,000	$185,000
Liquidation Value Per Share	$—		$—	$—	$25,000	$25,000		$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000
Asset Coverage Per Share	$—		$—	$—	$75,972	$69,292		$70,839	$69,427	$71,364	$72,669	$71,064	$69,092	$71,968
Variable Rate Demand Preferred Shares at the End of Period:
Aggregate Amount Outstanding (000)	$158,100		$158,100	$158,100	$—	$—		$—	$—	$—	$—	$—	$—	$—
Liquidation Value Per Share	$100,000		$100,000	$100,000	$—	$—		$—	$—	$—	$—	$—	$—	$—
Asset Coverage Per Share	$329,249		$322,250	$289,506	$—	$—		$—	$—	$—	$—	$—	$—	$—

19

(a)	The amounts shown are based on common share equivalents.
(b)	Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.
(c)	Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred Shares and/or Variable Rate Demand Preferred Shares, where applicable.
(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the six months ended February 28, 2009.
(f)	The expense ratios reflect, among other things, all interest expense and other costs related to Variable Rate Demand Preferred Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, both as described in Footnote 1—General Information and Significant Accounting Policies, Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, respectively, in the most recent shareholder report, as follows:

Year ended 2/28-2/29:
2013(g)	0.57	%*
2012	0.66
2011	0.44
2010	0.06
2009(e)	0.10	*

Year ended 8/31:
2008	0.10
2007	0.08
2006	—
2005	—
2004	—
2003	—
2002	—

(g)	For the six months ended August 31, 2012 (Unaudited).
*	Annualized.
**	Rounds to less than $.01 per share.

20

TRADING AND NET ASSET VALUE INFORMATION

The following table shows for the periods indicated: (i) the high and low sales prices for the shares of Common Stock reported as of the end of the day on the NYSE, (ii) the high and low net asset values of the shares of Common Stock, and (iii) the high and low of the premium/(discount) to net asset value (expressed as a percentage) of the shares of Common Stock.

	Market Price		Net Asset Value		Premium/(Discount)
Fiscal Quarter Ended	High	Low	High	Low	High	Low
February 2013	$18.12	$16.77	$17.07	$16.49	8.11%	1.21%
November 2012	$17.83	$16.85	$17.05	$16.23	5.19%	2.02%
August 2012	$17.23	$16.00	$16.49	$16.07	4.89%	(0.62)%
May 2012	$17.02	$15.56	$16.28	$15.70	7.25%	(1.83)%
February 2012	$17.04	$15.10	$15.99	$14.96	6.97%	(1.01)%
November 2011	$15.35	$14.35	$15.30	$14.78	2.27%	(3.82)%
August 2011	$14.55	$13.83	$14.96	$14.21	0.91%	(7.28)%
May 2011	$14.13	$12.76	$14.15	$13.31	(0.14)%	(4.99)%

The net asset value per share, the market price and percentage of premium/(discount) to net asset value per share of the Fund’s Common Stock on April 9, 2013 was $16.63, $16.82 and 1.16%, respectively. As of March 31, 2013, the Fund had 22,135,515 shares of Common Stock outstanding, 1,581 of variable rate demand preferred shares (“VRDP Shares”) and net assets applicable to Common Stock of $364,529,088. See “Repurchase of Fund Shares; Conversion to Open-End Fund.”

THE FUND

The Fund is a diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Minnesota corporation on July 25, 1991 pursuant to the Articles and governed by the laws of the State of Minnesota. The Fund issues common stock and preferred stock. The Fund’s Common Stock is traded on the NYSE under the symbol “NUC.” The Fund has previously offered MuniPreferred Shares, a type of preferred stock. As of February 28, 2011, all of the Fund’s MuniPreferred Shares have been redeemed. The Fund has also issued variable rate demand preferred shares, another type of preferred stock, referred to herein as VRDP Shares.

The Fund’s principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606, and its telephone number is (800) 257-8787.

The following provides information about the Fund’s outstanding shares as of March 31, 2013:

Title of Class	Amount Authorized	Amount Held by the Fund or for its Account	Amount Redeemed	Amount Outstanding
Common	200,000,000	0		22,135,515
Preferred(1)	1,000,000	—	—	—
VRDP Shares	50,000	0		1,581

(1)	The Fund’s Articles authorize the issuance of 1,000,000 preferred shares, par value $.01 per share, in one or more classes or series, of which the Board of Directors has designated 50,000 preferred shares as VRDP Shares.

21

USE OF PROCEEDS

The net proceeds from the issuance of Common Stock hereunder will be used by the Fund to invest in municipal securities in accordance with the Fund’s investment objectives and policies as stated below. To the extent the Fund uses the net proceeds of any offering to invest in municipal securities, it is presently anticipated that the Fund will be able to invest substantially all of such proceeds in securities that meet the Fund’s investment objectives and policies within one month from the date on which the proceeds from an offering are received by the Fund. Pending such investment, it is anticipated that the proceeds will be invested in short-term or long-term securities issued by the U.S. Government and its agencies or instrumentalities or in high-quality, short-term money market instruments. See “Risk Factors—Leverage Risk” and “Use of Leverage.”

THE FUND’S INVESTMENTS

Investment Objectives

The Fund’s investment objectives are:

•	to provide current income exempt from regular federal and California income taxes; and

•

to enhance portfolio value relative to the California municipal bond market by investing in tax-exempt California municipal securities that Nuveen Asset Management believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

Underrated municipal securities are those whose ratings do not, in Nuveen Asset Management’s opinion, reflect their true value. Municipal securities may be underrated because of the time that has elapsed since their rating was assigned or reviewed, or because of positive factors that may not have been fully taken into account by rating agencies, or for other similar reasons. Municipal securities that are undervalued or that represent undervalued municipal market sectors are municipal securities that, in Nuveen Asset Management’s opinion, are worth more than the value assigned to them in the marketplace. Municipal securities of particular types or purposes (e.g., hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal securities of the market sector for reasons that do not apply to the particular municipal securities that are considered undervalued. The Fund’s investment in underrated or undervalued California municipal securities will be based on Nuveen Asset Management’s belief that the prices of such municipal securities should ultimately reflect their true value. Accordingly, “enhancement of portfolio value relative to the California municipal bond market” refers to the Fund’s objective of attempting to realize above-average capital appreciation in a rising market, and to experience less than average capital losses in a declining market. Thus, the Fund’s secondary investment objective is not intended to suggest that capital appreciation is itself an objective of the Fund. Instead, the Fund seeks enhancement of portfolio value relative to the California municipal bond market by prudent selection of California municipal securities, regardless of which direction the market may move.

Any capital appreciation realized by the Fund will generally result in the distribution of taxable capital gains to Common Stockholders and VRDP shareholders. The Fund has not established any limit on the percentage of its portfolio that may be invested in municipal bonds subject to the alternative minimum tax provisions of federal tax law, and the Fund expects that a substantial portion of the income it produces will be includable in alternative minimum taxable income.

It is a fundamental policy that, under normal circumstances, the Fund will invest at least 80% of its Managed Assets in municipal securities and other related investments, the income from which is exempt from regular federal and California income taxes.

22

As a non-fundamental policy, under normal circumstances, the Fund will invest at least 80% of its Managed Assets in investment grade securities that, at the time of investment are rated within the four highest grades (Baa or BBB or better) by all nationally recognized statistical rating organizations (“NRSRO”) that rate such security or are unrated but judged to be of comparable quality by Nuveen Asset Management. Also, as a non-fundamental policy, the Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by Nuveen Asset Management. Additionally, as a non-fundamental policy, no more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by Nuveen Asset Management. There can be no assurance that the Fund will achieve its investment objectives. See “The Fund’s Investments—Investment Policies.”

Investment Philosophy

Nuveen Asset Management believes that the unique tax treatment of municipal securities and the structural characteristics in the municipal securities market create attractive opportunities to enhance the after-tax total return and diversification of the investment portfolios of taxable investors. Nuveen Asset Management believes that these unique characteristics also present unique risks that may be managed to realize the benefits of the asset class.

After-Tax Income Potential.    The primary source of total return from municipal securities comes from the tax-exempt income derived therefrom. Nuveen Asset Management believes that, at acceptable levels of credit risk and maturity principal risk, the municipal securities market offers the potential for higher after-tax income when compared with other fixed income markets.

Managing Multi-Faceted Risks.    Risk in the municipal securities market is derived from multiple sources, including credit risk at the issuer and sector levels, structural risks such as call risk, yield curve risk, and legislative and tax-related risks. Nuveen Asset Management believes that managing these risks at both the individual security and Fund portfolio levels is an important element of realizing the after-tax income and total return potential of the asset class.

Opportunities for Diversification.    As of December 31, 2012, the municipal securities market aggregated approximately $3.7 trillion, with over 55,000 issuers, and a wide array of financing purposes, security terms, offering structures and credit quality.

Market Inefficiencies.    Nuveen Asset Management believes that the scale and intricacy of the municipal securities market often results in pricing anomalies and other inefficiencies that can be identified and capitalized on through trading strategies.

Investment Process

Nuveen Asset Management believes that a bottom-up, value-oriented investment strategy that seeks to identify underrated and undervalued securities and sectors is positioned to capture the opportunities inherent in the municipal securities market and potentially outperform the general municipal securities market over time. The primary elements of Nuveen Asset Management’s investment process are:

Credit Analysis and Surveillance.    Nuveen Asset Management focuses on bottom-up, fundamental analysis of municipal securities issuers. Analysts screen each sector for issuers that meet the fundamental tests of creditworthiness and favor those securities with demonstrable growth potential, solid coverage of debt service and a priority lien on hard assets, dedicated revenue streams or tax resources. As part of Nuveen Asset Management’s overall risk management process, analysts actively monitor the credit quality of portfolio holdings.

23

Sector Analysis.    Organized by sector, analysts continually assess the key issues and trends affecting each sector in order to maintain a sector outlook. Evaluating such factors as historical default rates and average credit spreads within each sector, analysts provide top-down analysis that supports decisions to overweight or underweight a given sector in a portfolio.

Diversification.    Nuveen Asset Management seeks to invest in a large number of sectors and specific issuers in order to help insulate a portfolio from events that affect any individual industry or credit.

Portfolio managers normally seek to limit exposure to individual credits over the long-term. Portfolio managers also seek to diversify other portfolio level risks, including exposure to calls, and to manage a portfolio’s interest rate sensitivity within tolerance bands relative to the relevant benchmark.

Trading Strategies.    Through its trading strategies, Nuveen Asset Management seeks to enhance portfolio value by trading to take advantage of inefficiencies found in the municipal market. This may entail selling issues Nuveen Asset Management deems to be overvalued and purchasing issues Nuveen Asset Management considers to be undervalued.

Sell Discipline.    Nuveen Asset Management generally sells securities when it (i) determines a security has become overvalued or over-rated, (ii) identifies credit deterioration, or (iii) modifies a portfolio strategy, such as sector allocation. Nuveen Asset Management may also sell securities when such securities exceed the portfolio’s diversification targets.

Investment Policies

Under normal circumstances, the Fund will invest its Managed Assets in a portfolio of municipal securities that pay interest that is exempt from regular and California federal income tax. It is a fundamental policy that, under normal circumstances, the Fund will invest at least 80% of its Managed Assets in municipal securities and other related investments, the income from which is exempt from regular federal and California income taxes. The Fund has not established any limit on the percentage of its portfolio that may be invested in municipal bonds subject to the alternative minimum tax provisions of federal tax law, and the Fund expects that a substantial portion of the income it produces will be includable in alternative minimum taxable income. For a discussion of how the federal alternative minimum tax may affect shareholders, see “Tax Matters.”

As a non-fundamental policy, under normal circumstances, the Fund will invest at least 80% of its Managed Assets in investment grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by all nationally recognized statistical rating organizations (“NRSRO”) that rate such security or are unrated but judged to be of comparable quality by Nuveen Asset Management. The Fund’s policy of investing under normal market circumstances at least 80% of its Managed Assets in municipal securities that at the time of investment are investment grade quality is not considered to be fundamental by the Fund and can be changed without shareholder approval. However, this policy may only be changed by the Fund’s Board following the provision of 60 days’ prior notice to Common Stockholders. Also, as a non-fundamental policy, the Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by Nuveen Asset Management. Additionally, as a non-fundamental policy, no more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by Nuveen Asset Management. The Fund may invest up to approximately 15% of its Managed Assets in inverse floating rate securities (discussed below). The economic effect of leverage through the Fund’s purchase of inverse floating rate securities creates an opportunity for increased net income and returns, but also creates the possibly that the Fund’s long-term returns will be diminished if the cost of leverage exceeds the return on the inverse floating rate securities purchased by the Fund.

24

Securities of below investment grade quality (Ba/BB or below) are commonly referred to as “junk bonds.” Issuers of securities rated Ba/BB or B are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions which could adversely affect such payment capacity. Municipal securities rated Baa or BBB are considered “investment grade” securities; municipal securities rated Baa are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics, while municipal securities rated BBB are regarded as having adequate capacity to pay principal and interest. Municipal securities rated AAA in which the Fund may invest may have been so rated on the basis of the existence of insurance guaranteeing the timely payment, when due, of all principal and interest. Municipal securities rated below investment grade quality are obligations of issuers that are considered predominately speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Municipal securities rated below investment grade tend to be less marketable than higher-quality securities because the market for them is less broad. The market for unrated municipal securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling its portfolio securities. The Fund will be more dependent on Nuveen Asset Management’s research and analysis when investing in these securities.

The ratings of Standard & Poor’s Corporation Ratings Group, a division of The McGraw-Hill Companies, Inc. (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) and Fitch Ratings, Inc. (“Fitch”) represent their opinions as to the quality of the municipal securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield.

The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that an NRSRO downgrades its assessment of the credit characteristics of a particular issuer or that valuation changes of various bonds cause the Fund’s portfolio to fail to satisfy those policies. In determining whether to retain or sell such a security, Nuveen Asset Management may consider such factors as Nuveen Asset Management’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. See “—Municipal Securities.” The Fund may also invest in securities of other open- or closed-end investment companies (up to 10% of its Managed Assets) that invest primarily in municipal bonds of the types in which the Fund may invest directly. See “—Other Investment Companies.”

The Fund will primarily invest in California municipal securities with long-term maturities in order to maintain a weighted average maturity of 15 to 30 years, but the average weighted maturity of obligations held by the Fund may be shortened, depending on market conditions. As of March 31, 2013, the weighted average maturity of the Fund’s portfolio was 19.17 years. As a result, the Fund’s portfolio at any given time may include both long-term and intermediate-term California municipal securities. Moreover, during temporary defensive periods (e.g., times when, in NFALLC’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep the Fund’s cash fully invested, the Fund may invest any percentage of its net assets in short-term investments including high quality, short-term debt securities that may be either tax-exempt or taxable (or in securities of other open- or closed-end investment companies that invest primarily in municipal securities of the types in which the Fund may invest directly). The Fund may not achieve its investment objectives during this period. Investment in taxable short-term investments would result in a portion of your dividends being subject to regular federal or California income tax, and if the proportion of taxable investments exceeded 50% of the Fund’s total assets as of the close of any quarter of the Fund’s taxable year, the Fund would not satisfy the general eligibility test that would permit it to pay exempt-interest dividends for that taxable year. Such transactions will be used solely to reduce risk.

25

The Fund may purchase municipal securities that are additionally secured by insurance, bank credit agreements, or escrow accounts. The credit quality of companies which provide such credit enhancements may affect the value of those securities. Although the insurance feature may reduce certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature does not guarantee the market value of the insured obligations, and the effectiveness and value of the insurance itself is dependent on the continued creditworthiness of the insurer.

Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected.

The Fund cannot change its investment objectives without the approval of the holders of a “majority of the outstanding” shares of Common Stock and VRDP Shares, voting together as a single class, and of the holders of a “majority of the outstanding” VRDP Shares, voting as a separate class. When used with respect to particular shares of the Fund, a “majority of the outstanding” shares under the 1940 Act, means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. See “Description of Shares—Preferred Stock—Voting Rights” for additional information with respect to the voting rights of Fund shareholders.

As of August 31, 2012, approximately 94% of the Fund’s Managed Assets were invested in municipal securities rated investment grade by an NRSRO (including S&P, Moody’s or Fitch). The relative percentages of the value of the investments attributable to investment grade municipal securities and to below investment grade municipal securities could change over time as a result of rebalancing the Fund’s assets by Nuveen Asset Management, market value fluctuations, issuance of additional shares and other events.

The Fund is diversified for purposes of the 1940 Act. Consequently, as to 75% of its assets, the Fund may not invest more than 5% of its total assets in the securities of any single issuer.

Municipal Securities

General.    The Fund may invest in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular federal income tax. Municipal securities are often issued by state and local governmental entities to finance or refinance public projects such as roads, schools, and water supply systems. Municipal securities may also be issued on behalf of private entities or for private activities, such as housing, medical and educational facility construction, or for privately owned transportation, electric utility and pollution control projects. Municipal securities may be issued on a long-term basis to provide permanent financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source, including project revenues, which may include tolls, fees and other user charges, lease payments and mortgage payments. Municipal securities may also be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds of the later issuance of long-term debt. The Fund may purchase municipal securities in the form of bonds, notes, leases or certificates of participation; structured as callable or non-callable; with payment forms including fixed coupon, variable rate, zero coupon, capital appreciation bonds, tender option bonds, and residual interest bonds or inverse floating rate securities; or acquired through investments in pooled vehicles, partnerships or other investment companies. Inverse floating rate securities are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and represent a leveraged investment in an underlying municipal security, which could have the economic effect of financial leverage.

26

California municipal securities are municipal securities that are issued by the State of California and cities and local authorities in the State of California, and bear interest that, in the opinion of bond counsel to the issuer, is exempt from both regular federal and California income taxes, although such interest may be subject to the Federal alternative minimum tax. The Fund will invest primarily in California municipal securities that are issued by the State of California and cities and local authorities in the State of California, except that the Fund may invest not more than 10% of its net assets in municipal securities issued by United States possessions or territories, which also bear interest that is exempt from both regular federal and California income taxes and are therefore considered to be California municipal securities.

Municipal securities are either general obligation or revenue bonds and typically are issued to finance public projects (such as roads or public buildings), to pay general operating expenses, or to refinance outstanding debt.

Municipal securities may also be issued on behalf of private entities or for private activities, such as housing, medical and educational facility construction, or for privately owned industrial development and pollution control projects. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source; revenue bonds may be repaid only from the revenues of a specific facility or source. The Fund may also purchase municipal securities that represent lease obligations, municipal notes, pre-refunded municipal securities, private activity bonds, tender option bonds and other related securities and derivative instruments that create exposure to municipal bonds, notes and securities and that provide for the payment of interest income that is exempt from regular federal and California income tax.

The municipal securities in which the Fund will invest are generally issued by the State of California, a municipality of California, or a political subdivision of either, and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by Nuveen Asset Management to be reliable), is exempt from regular federal and California personal income taxes, although the interest may be subject to the federal alternative minimum tax. The Fund may invest in municipal securities issued by U.S. territories (such as Puerto Rico or Guam) that are exempt from regular federal and California income taxes.

The yields on municipal securities depend on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of municipal securities will vary with changes in interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.

A municipal security’s market value generally will depend upon its form, maturity, call features, and interest rate, as well as the credit quality of the issuer, all such factors examined in the context of the municipal securities market and interest rate levels and trends.

The Fund will primarily invest in California municipal securities with long-term maturities in order to maintain a weighted average maturity of 15 to 30 years, but the weighted average maturity of obligations held by the Fund may be shorter, depending on market conditions. In comparison to maturity (which is the date on which a debt instrument ceases and the issuer is obligated to repay the principal amount), duration is a measure of the price volatility of a debt instrument as a result of changes in market rates of interest, based on the weighted average timing of the instrument’s expected principal and interest payments. Duration differs from maturity in that it considers a security’s yield, coupon payments, principal payments and call features in addition to the amount of time until the security finally matures. As the value of a security changes over time, so will its duration. Prices of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. In general, a portfolio of securities with a longer duration can be expected to be more sensitive to interest rate changes than a portfolio with a shorter duration.

Municipal Leases and Certificates of Participation.    The Fund also may purchase municipal securities that represent lease obligations and certificates of participation in such leases. These carry special risks because the

27

issuer of the securities may not be obligated to appropriate money annually to make payments under the lease. A municipal lease is an obligation in the form of a lease or installment purchase which is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment or facilities. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering, or the failure to recover fully, the Fund’s original investment. To the extent that the Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. In order to reduce this risk, the Fund will only purchase municipal securities representing lease obligations where Nuveen Asset Management believes the issuer has a strong incentive to continue making appropriations until maturity.

A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates are typically issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

Municipal Notes.    Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.

Pre-Refunded Municipal Securities.    The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to

28

securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

Private Activity Bonds.    Private activity bonds, formerly referred to as industrial development bonds, are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. The Fund’s distributions of its interest income from private activity bonds may subject certain investors to the federal alternative minimum tax.

Inverse Floating Rate Securities.    The Fund may invest up to approximately 15% of its Managed Assets in inverse floating rate securities. Inverse floating rate securities (sometimes referred to as “inverse floaters”) are securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Generally, inverse floating rate securities represent beneficial interests in a special purpose trust formed by a third-party sponsor for the purpose of holding municipal bonds. The special purpose trust typically sells two classes of beneficial interests or securities: floating rate securities (sometimes referred to as short-term floaters or tender option bonds) and inverse floating rate securities (sometimes referred to as inverse floaters or residual interest securities). Both classes of beneficial interests are represented by certificates. The short-term floating rate securities have first priority on the cash flow from the municipal bonds held by the special purpose trust. Typically, a third party, such as a bank, broker-dealer or other financial institution, grants the floating rate security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees. The holder of the short-term floater effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, the institution granting the tender option will not be obligated to accept tendered short-term floaters in the event of certain defaults or a significant downgrade in the credit rating assigned to the bond issuer. For its inverse floating rate investment, the Fund receives the residual cash flow from the special purpose trust. Because the holder of the short-term floater is generally assured liquidity at the face value of the security, the Fund as the holder of the inverse floater assumes the interest rate cash flow risk and the market value risk associated with the municipal security deposited into the special purpose trust. The volatility of the interest cash flow and the residual market value will vary with the degree to which the trust is leveraged. This is expressed in the ratio of the total face value of the short-term floaters in relation to the value of the residual inverse floaters that are issued by the special purpose trust. The Fund expects to make limited investments in inverse floaters, with leverage ratios that may vary at inception between one and three times. In addition, all voting rights and decisions to be made with respect to any other rights relating to the municipal bonds held in the special purpose trust are passed through to the Fund, as the holder of the residual inverse floating rate securities.

Because increases in the interest rate on the short-term floaters reduce the residual interest paid on inverse floaters, and because fluctuations in the value of the municipal bond deposited in the special purpose trust affect the value of the inverse floater only, and not the value of the short-term floater issued by the trust, and because fluctuations in the value of the municipal bond deposited in the special purpose trust affect the value of the inverse floater only, and not the value of the short-term floater issued by the trust, inverse floaters’ value is generally more volatile than that of fixed rate bonds. The market price of inverse floating rate securities is generally more volatile than the underlying securities due to the leveraging effect of this ownership structure. These securities generally will underperform the market of fixed rate bonds in a rising interest rate environment (i.e., when bond values are falling), but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, inverse floaters typically offer the potential for yields

29

exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. Inverse floaters have varying degrees of liquidity based upon the liquidity of the underlying securities deposited in a special purpose trust.

The Fund may invest in inverse floating rate securities, issued by special purpose trusts that have recourse to the Fund. In Nuveen Asset Management’s discretion, the Fund may enter into a separate shortfall and forbearance agreement with the third party sponsor of a special purpose trust. The Fund may enter into such recourse agreements (i) when the liquidity provider to the special purpose trust requires such an agreement because the level of leverage in the trust exceeds the level that the liquidity provider is willing support absent such an agreement; and/or (ii) to seek to prevent the liquidity provider from collapsing the trust in the event that the municipal obligation held in the trust has declined in value. Such an agreement would require the Fund to reimburse the third-party sponsor of such inverse floater, upon termination of the trust issuing the inverse floater, the difference between the liquidation value of the bonds held in the trust and the principal amount due to the holders of floating rate interests. Such agreements may expose the Fund to a risk of loss that exceeds its investment in the inverse floating rate securities. Absent a shortfall and forbearance agreement, the Fund would not be required to make such a reimbursement. If the Fund chooses not to enter into such an agreement, the special purpose trust could be liquidated and the Fund could incur a loss.

The Fund may invest in both inverse floating rate securities and floating rate securities (as discussed below) issued by the same special purpose trust.

The Fund will segregate or earmark liquid assets with its custodian in accordance with the 1940 Act to cover its obligations with respect to its investments in special purpose trusts.

Investments in inverse floating rate securities create effective leverage. The use of leverage creates special risks for Common Shareholders. See “Risk Factors—Inverse Floating Rate Securities Risk.”

Floating Rate Securities.    The Fund may also invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.

Special Taxing Districts.    Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings are generally limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

30

When-Issued and Delayed Delivery Transactions.    The Fund may buy and sell municipal securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. This type of transaction may involve an element of risk because no interest accrues on the bonds prior to settlement and, because bonds are subject to market fluctuations, the value of the bonds at time of delivery may be less (or more) than cost. A separate account of the Fund will be established with its custodian consisting of cash, cash equivalents, or liquid securities having a market value at all times at least equal to the amount of the commitment. Income generated by any such assets which provide taxable income for federal income tax purposes is includable in the taxable income of the Fund and, to the extent distributed, will be taxable distributions to shareholders. The Fund may enter into contracts to purchase municipal bonds on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within sixty days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and at the time of delivery the market value may be less than cost.

Zero Coupon Bonds.    A zero coupon bond is a bond that typically does not pay interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. When held to its maturity, the holder receives the par value of the zero coupon bond, which generates a return equal to the difference between the purchase price and its maturity value. A zero coupon bond is normally issued and traded at a deep discount from face value. This original issue discount (“OID”) approximates the total amount of interest the security will accrue and compound prior to its maturity and reflects the payment deferral and credit risk associated with the instrument. Because zero coupon securities and other OID instruments do not pay cash interest at regular intervals, the instruments’ ongoing accruals require ongoing judgments concerning the collectability of deferred payments and the value of any associated collateral. As a result, these securities may be subject to greater value fluctuations and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash on a current basis. Because zero coupon bonds, and OID instruments generally, allow an issuer to avoid or delay the need to generate cash to meet current interest payments, they may involve greater payment deferral and credit risk than coupon loans and bonds that pay interest currently or in cash. The Fund generally will be required to distribute dividends to shareholders representing the income of these instruments as it accrues, even though the Fund will not receive all of the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, and use the cash proceeds to make income distributions to its shareholders. For accounting purposes, these cash distributions to shareholders will not be treated as a return of capital.

Further, NFALLC collects management fees on the value of a zero coupon bond or OID instrument attributable to the ongoing non-cash accrual of interest over the life of the bond or other instrument. As a result, NFALLC receives non-refundable cash payments based on such non-cash accruals while investors incur the risk that such non-cash accruals ultimately may not be realized.

Structured Notes.    The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indices or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. These types of investments may generate taxable income.

31

Special Considerations Relating to California Municipal Securities

As described above, the Fund will invest at least 80% of its Managed Assets in municipal securities and other related investments, the income from which is exempt from regular federal and California personal income tax. The Fund is therefore susceptible to political, economic or regulatory factors affecting issuers of California municipal securities. Information regarding the financial condition of the State of California is ordinarily included in various public documents issued thereby, such as the official statements prepared in connection with the issuance of general obligation bonds of the State of California. Such official statements may be obtained by contacting the State Treasurer’s Office at 800-900-3873 or at www.treasurer.ca.gov. Complete text of the proposed 2013-2014 budget, 2012-2013 budget, and prior budgets, may be found at the Electronic Budget website of the Department of Finance (www.ebudget.ca.gov).

The State of California is a party to numerous legal proceedings, many of which normally occur in governmental operations. Information regarding some of the more significant litigation pending against the State would ordinarily be included in various public documents issued thereby, such as the official statements referred to above prepared in connection with the issuance of general obligation bonds of California.

The Legislative Analyst’s Office (the “LAO”) has released several reports which include their estimates and assessments of State budget acts and associated fiscal and economic projections. Publications from the LAO can be read in full by accessing the LAO’s website (www.lao.ca.gov) or by contacting the LAO at (916) 445-4656. Information on the website is not incorporated herein by reference. Complete text of the State Controller’s monthly Summary Analysis may be accessed at the State Controller’s website (www.sco.ca.gov).

It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of the State of California to make payment on such local obligations in the event of default. See “Concentration Risk in California Issuers” and Appendix A of this prospectus (“Factors Pertaining to California”).

None of the information on the above websites is incorporated herein by reference.

Derivatives

The Fund may invest in certain derivative instruments in pursuit of its investment objectives. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments. The Fund may use also credit default swaps and interest rate swaps. Credit default swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. If the Fund is a seller of a contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to such debt obligations. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would be subject to investment exposure on the notional amount of the swap. If the Fund is a buyer of a contract, the Fund would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund. Interest rate swaps involve the exchange by the Fund with a counterparty of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate

32

payments. The Fund will usually enter into interest rate swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

Limitations on the Use of Futures, Futures Options and Swaps.    Pursuant to a claim for exemption filed with the National Futures Association on behalf of the Fund, the Fund is not deemed to be a commodity pool operator or a commodity pool under the Commodity Exchange Act (“CEA”) and neither it nor NFALLC or Nuveen Asset Management is currently subject to registration or regulation as such under the CEA with respect to the Fund. In February 2012, the Commodity Futures Trading Commission (“CFTC”) announced substantial amendments to certain exemptions, and to the conditions for reliance on those exemptions, from registration as a commodity pool operator. Under amendments to the exemption provided under CFTC Regulation 4.5, if the Fund uses futures, options on futures, or swaps other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) may not exceed 5% of the Fund’s net asset value, or alternatively, the aggregate net notional value of those positions may not exceed 100% of the Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions). The CFTC amendments to Regulation 4.5 took effect on December 31, 2012, and the Fund intends to comply with amended Regulation 4.5’s requirements such that NFALLC and/or Nuveen Asset Management will not be required to register with respect to the Fund as a commodity pool operator with the CFTC. The Fund reserves the right to engage in transactions involving futures, options thereon and swaps to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund’s policies. The requirements for qualification as a regulated investment company may limit the extent to which the Fund may enter into futures transactions, engage in options transactions or engage in swap transactions.

Nuveen Asset Management may use derivative instruments to seek to enhance return, to hedge some of the risk of the Fund’s investments in municipal securities or as a substitute for a position in the underlying asset. These types of strategies may generate taxable income.

There is no assurance that these derivative strategies will be available at any time or that Nuveen Asset Management will determine to use them for the Fund or, if used, that the strategies will be successful.

Other Investment Companies

The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in municipal securities of the types in which the Fund may invest directly. The Fund generally expects that it may invest in other investment companies and/or other pooled investment vehicles either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Stock, or during periods when there is a shortage of attractive, high-yielding municipal securities available in the market. The Fund may invest in investment companies that are advised by the NFALLC, Nuveen Asset Management or their respective affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the Securities and Exchange Commission. The Fund has not received or applied for, nor does it currently intend to apply for, any such relief. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies.

Nuveen Asset Management will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available municipal security investments. In addition, the

33

securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described in the section entitled “Risk Factors,” the net asset value and market value of leveraged shares will be more volatile and the yield to Common Stockholders will tend to fluctuate more than the yield generated by unleveraged shares.

Portfolio Turnover

The Fund may buy and sell municipal securities to accomplish its investment objectives in relation to actual and anticipated changes in interest rates. The Fund also may sell one municipal security and buy another of comparable quality at about the same time to take advantage of what Nuveen Asset Management believes to be a temporary price disparity between the two bonds that may result from imbalanced supply and demand. The Fund also may engage in a limited amount of short-term trading, consistent with its investment objectives. The Fund may sell securities in anticipation of a market decline (a rise in interest rates) or buy securities in anticipation of a market rise (a decline in interest rates) and later sell them, but the Fund will not engage in trading solely to recognize a gain. The Fund will attempt to achieve its investment objectives by prudently selecting California municipal securities with a view to holding them for investment. Although the Fund cannot accurately predict its annual portfolio turnover rate, the Fund expects, though it cannot guarantee, that its annual portfolio turnover rate generally will not exceed 100% under normal circumstances. For the six months ended August 31, 2012, the Fund’s portfolio turnover rate was 5%. There are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when investment considerations warrant such action. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. In addition, high portfolio turnover may result in the realization of net short term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. See “Tax Matters.”

USE OF LEVERAGE

The Fund currently employs financial leverage primarily through its outstanding VRDP Shares. For the six months ended August 31, 2012, the average daily balance outstanding on VRDP Shares and annual dividend rate was $158,100,000 and 0.29%, respectively. As of August 31, 2012, VRDP Shares represented approximately 27% of the Fund’s Managed Assets. The leverage used by the Fund may vary with prevailing market or economic conditions. The timing and terms of any leverage transactions is determined by the Fund’s Board of Directors. Preferred shares, including VRDP Shares, have seniority over the shares of Common Stock. Following an offering of additional shares of Common Stock from time to time, the Fund’s leverage ratio may decrease as a result of the increase in net assets attributable to Common Stock. A lower leverage ratio may result in either lower or higher returns to Common Stockholders over a period of time to the extent that net returns on the Fund’s investment portfolio exceed or fall below its cost of leverage over that period. Any change in returns may impact the level of the Fund’s distributions. See “Risk Factors—Leverage Risk.” Financial leverage is also created through the Fund’s investments in residual interest certificates of tender option bond trusts, also called inverse floating rate securities, because the Fund’s investment exposure to the underlying bonds held by the trust have been effectively financed by the trust’s issuance of floating rate certificates. See “The Fund’s Investments—Municipal Securities—Inverse Floating Rate Securities” and “Risk Factors—Inverse Floating Rate Securities.”

Preferred shares, including VRDP Shares, and borrowings, if any, will have seniority over the shares of Common Stock. Leverage involves special risks. There is no assurance that the Fund’s leveraging strategy will be successful. The Fund will seek to invest the proceeds from financial leverage in a manner consistent with the Fund’s objectives and policies.

The Fund’s investments in inverse floating rate securities pay dividends at rates based on short-term periods which are reset periodically. So long as the Fund’s portfolio is invested in securities that provide a higher rate of return than the Fund’s cost of leverage (after taking expenses into consideration), the leverage will cause you to receive a higher current rate of return than if the Fund were not leveraged.

34

Changes in the value of the Fund’s bond portfolio, including costs attributable to borrowings or preferred shares, will be borne entirely by the Common Stockholders. If there is a net decrease (or increase) in the value of the Fund’s investment portfolio, the leverage will decrease (or increase) the net asset value per share of Common Stock to a greater extent than if the Fund were not leveraged.

Given the current economic and debt market environment with historically low short-term to intermediate-term interest rates, the Fund may use derivatives such as interest rate swaps, with terms that may range from one to seven years, to fix the effective rate paid on a significant portion of the Fund’s leverage. The interest rate swap program, if implemented, will seek to achieve potentially lower leverage costs over an extended period. This strategy would enhance Common Stockholder returns if short-term interest rates were to rise over time to exceed on average the effective fixed interest rate for that time period. This strategy, however, would add to effective leverage costs immediately (because the effective swap costs would likely be higher than current benchmark adjustable short term rates) and would increase overall leverage costs over the entirety of any such time period, in the event that short-term interest rates do not rise sufficiently during the period to exceed on average the effective fixed interest rate for that time period.

The Fund pays NFALLC a management fee based on a percentage of net assets. Net assets for this purpose includes the proceeds realized from the Fund’s use of financial leverage. See “Management of the Fund—Investment Management and Sub-Advisory Agreements.” NFALLC will base its decision whether and how much to leverage the Fund based solely on its assessment of whether such use of leverage will advance the Fund’s investment objectives. NFALLC will be responsible for using leverage to achieve the Fund’s investment objective. However, the fact that a decision to increase the Fund’s leverage will have the effect of increasing net assets and therefore NFALLC’s management fee means that NFALLC may have an incentive to increase the Fund’s use of leverage. NFALLC will seek to manage that incentive by only increasing the Fund’s use of leverage when it determines that such increase is consistent with the Fund’s investment objectives, and by periodically reviewing the Fund’s performance and use of leverage with the Fund’s Board of Directors.

For tax purposes, the Fund is currently required to allocate net capital gain and other taxable income, if any, between the Common Stock and preferred shares, including VRDP Shares, in proportion to total dividends paid to each class for the year in which the net capital gain or other taxable income is realized. If net capital gain or other taxable income is allocated to preferred shares (instead of solely tax-exempt income), the Fund will likely have to pay higher total dividends to preferred shareholders or make special payments to preferred shareholders to compensate them for the increased tax liability.

Under the 1940 Act, the Fund generally is not permitted to issue commercial paper or notes or borrow unless immediately after the borrowing or commercial paper or note issuance the value of the Fund’s total assets less liabilities other than the principal amount represented by commercial paper, notes or borrowings, is at least 300% of such principal amount. If the Fund borrows, the Fund intends, to the extent possible, to prepay all or a portion of the principal amount of any outstanding commercial paper, notes or borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle the debt holders to elect a majority of the Board of Directors.

Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance, the value of the Fund’s asset coverage is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the Fund’s asset coverage). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Stock unless, at the time of such declaration, the value of the Fund’s asset coverage less liabilities other than borrowings is at least 200% of such liquidation value. The Fund intends, to the extent possible, to purchase or redeem preferred shares, including VRDP Shares, from time to time to the extent necessary in order to maintain coverage of any preferred shares of at least 200%. When the Fund has preferred shares outstanding, two of the Fund’s directors will be elected by the holders of preferred shares, voting separately as a class. The remaining directors of the Fund are

35

elected by holders of Common Stock and preferred shares voting together as a single class. In the event the Fund fails to pay dividends on preferred shares for two years, preferred shareholders would be entitled to elect a majority of the directors of the Fund.

The Fund may be subject to certain restrictions imposed by either guidelines of one or more rating agencies that may issue ratings for commercial paper or notes, preferred shares, or, if the Fund borrows from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede NFALLC and Nuveen Asset Management from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. In addition to other considerations, to the extent that the Fund believes that the covenants and guidelines required by the rating agencies or lenders would impede its ability to meet its investment objective, or if the Fund is unable to obtain the rating on borrowings (expected to be at least AA/Aa or the equivalent short-term ratings) or preferred shares, the Fund will not incur borrowings or issue preferred shares, including additional VRDP Shares.

Assuming the utilization of leverage through the use of preferred shares in the aggregate amount of approximately 30% of the Fund’s Managed Assets, at an aggregate cost of leverage of 1.25%, the income generated by the Fund’s portfolio (net of non-leverage expenses) must exceed 0.38% in order to cover such costs of leverage. Of course, these numbers are merely estimates, used for illustration. Actual costs of leverage may vary frequently and may be significantly higher or lower than the rate estimated above.

The Fund may borrow money for repurchase of its shares or as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on Common Stock total return, assuming investment portfolio total returns (comprised of income and changes in the value of bonds held in the Fund’s portfolio net of expenses) at the assumed portfolio total return rates provided in the table. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns expected to be experienced by the Fund. The table further reflects the use of leverage through preferred shares representing 30% of the Fund’s total capital as well as an estimated aggregate cost of 1.25% on the Fund’s leverage. See “Risk Factors—Leverage Risk” and “Use of Leverage.”

Assumed Portfolio Total Return	-10.00%	-5.00%	0.00%	5.00%	10.00%
Common Stock Total Return	-14.82%	-7.68%	-0.54%	6.61%	13.75%

Common Stock total return is composed of two elements—the Common Stock dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends on VRDP Shares and other expenses associated with outstanding VRDP shares) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table assumes that the Fund is more likely to suffer capital losses than capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the tax-exempt interest it receives on its municipal securities investments is entirely offset by losses in the value of those securities.

RISK FACTORS

Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in Common Stock.

36

Investment and Market Risk

An investment in the Fund’s Common Stock is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Common Stock represents an indirect investment in the municipal securities owned by the Fund, which generally trade in the over-the-counter markets. Your Common Stock at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions. In addition, if the current national economic downturn deteriorates into a prolonged recession, the ability of municipalities to collect revenue and service their obligations could be materially and adversely affected.

Recent Market Conditions—Credit Crisis Liquidity and Volatility Risk

The financial crisis in the U.S. and global economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many investment companies, including to some extent the Fund. Conditions in the U.S. and global economies have resulted, and may continue to result, in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. The financial condition of federal, state and local governments may be sensitive to market events, which may, in turn, adversely affect the marketability of notes and bonds they issue. Recent declines in real estate prices and general business activity are reducing tax revenues of many state and local governments and could affect the economic viability of projects that are the sole source of revenue to support various municipal securities. Further, some state and local governments have been and in the future may be subject to direct ballot referenda that could limit their financial flexibility, or their ability to levy taxes or raise tax revenues, which may adversely affect the marketability of notes and bonds issued by those state and local governments. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. The severity or duration of these conditions may also be affected by policy changes made by governments or quasi-governmental organizations. These events could have significant adverse effects on the economy generally. See “Risk Factors—Municipal Securities Market Risk.”

Market Discount from Net Asset Value

Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than net asset value and have during other periods traded at prices lower than net asset value. The Fund cannot predict whether shares of Common Stock will trade at, above or below net asset value. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of investment activities. Investors bear a risk of loss to the extent that the price at which they sell their shares is lower in relation to the Fund’s net asset value than at the time of purchase, assuming a stable net asset value. Proceeds from the sale of Common Stock in this offering will be reduced by transaction costs (if applicable, which vary depending on the offering method used). Depending on the premium of the shares of Common Stock at the time of any offering of Common Stock hereunder, the Fund’s net asset value may be reduced by an amount up to the offering costs borne by the Fund (estimated to be an additional 0.38% of the offering price assuming a Common Stock share offering price of $16.82 (the Fund’s closing price on the NYSE on April 9, 2013)). The shares of Common Stock are designed primarily for long-term investors, and you should not view the Fund as a vehicle for trading purposes.

Credit and Below Investment Grade Risk

Credit risk is the risk that one or more municipal securities in the Fund’s portfolio will decline in price, or the issuer thereof will fail to pay interest or principal when due, because the issuer of the security experiences a

37

decline in its financial status. In general, lower-rated municipal securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund’s net asset value or dividends. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. The Fund may invest up to 20% of its Managed Assets in municipal securities that are rated below investment grade at the time of investment or that are unrated but judged to be of comparable quality by Nuveen Asset Management. No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by Nuveen Asset Management. If a municipal security satisfies the rating requirements described above at the time of investment and is subsequently downgraded below that rating, the Fund will not be required to dispose of the security. If a downgrade occurs, Nuveen Asset Management will consider what action, including the sale of the security, is in the best interests of the Fund and its shareholders. This means that the Fund may invest in municipal securities that are involved in bankruptcy or insolvency proceedings or are experiencing other financial difficulties at the time of acquisition (such securities are commonly referred to as distressed securities). Municipal securities of below investment grade quality, commonly referred to as junk bonds, are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal when due, are susceptible to default or decline in market value due to adverse economic and business developments. Also, to the extent that the rating assigned to a municipal security in the Fund’s portfolio is downgraded by any NRSRO, the market price and liquidity of such security may be adversely affected. The market values for municipal securities of below investment grade quality tend to be volatile, and these securities are less liquid than investment grade municipal securities. For these reasons, an investment in the Fund, compared with a portfolio consisting solely of investment grade securities, may experience the following:

•	increased price sensitivity resulting from changing interest rates and/or a deteriorating economic environment;

•	greater risk of loss due to default or declining credit quality;

•	adverse issuer specific events that are more likely to render the issuer unable to make interest and/or principal payments; and

•

the possibility that a negative perception of the below investment grade market develops, resulting in the price and liquidity of below investment grade securities becoming depressed, and this negative perception could last for a significant period of time.

Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below investment grade issuer to make principal payments and interest payments compared to an investment grade issuer. The principal amount of below investment grade securities outstanding has proliferated in the past decade as an increasing number of issuers have used below investment grade securities for financing. The current downturn may severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. As the national economy experiences the current economic downturn, resulting in decreased tax and other revenue streams of municipal issuers, or in the event interest rates rise sharply, increasing the interest cost on variable rate instruments and negatively impacting economic activity, the number of defaults by below investment grade municipal issuers is likely to increase. Similarly, downturns in profitability in specific industries could adversely affect private activity bonds. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower quality securities may have an adverse impact on the Fund’s net asset value and the market value of its Common Stock. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Fund may be required to foreclose on an issuer’s assets and take possession of its property or operations. In such circumstances, the Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

38

The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities, a factor that may have an adverse effect on the Fund’s ability to dispose of a particular security. There are fewer dealers in the market for below investment grade municipal securities than the market for investment grade municipal securities. The prices quoted by different dealers for below investment grade municipal securities may vary significantly, and the spread between the bid and ask price is generally much larger for below investment grade municipal securities than for higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund’s net asset value.

Issuers of such below investment grade securities are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of below investment grade securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific developments, the issuer’s inability to meet specific projected forecasts or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of below investment grade securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of below investment grade securities will fluctuate over time and, during periods of economic uncertainty, volatility of below investment grade securities may adversely affect the Fund’s net asset value. In addition, investments in below investment grade zero coupon bonds rather than income- bearing below investment grade securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

The Fund may invest in distressed securities, which are securities issued by companies that are involved in bankruptcy or insolvency proceedings or are experiencing other financial difficulties at the time of acquisition by the Fund. The issuers of such securities may be in transition, out of favor, financially leveraged or troubled, or potentially troubled, and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation. These characteristics of these companies can cause their securities to be particularly risky, although they also may offer the potential for high returns. These companies’ securities may be considered speculative, and the ability of the companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within the companies. Distressed securities frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment.

Investments in lower rated or unrated securities may present special tax issues for the Fund to the extent that the issuers of these securities default on their obligations pertaining thereto, and the federal income tax consequences to the Fund as a holder of such distressed securities may not be clear.

Interest Rate Risk

Generally, when market interest rates rise, bond prices fall, and vice versa. Interest rate risk is the risk that the municipal securities in the Fund’s portfolio will decline in value because of increases in market interest rates. As interest rates decline, issuers of municipal securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities and potentially reducing the Fund’s income. As interest rates increase, slower than expected principal payments may extend the average life of securities, potentially locking in a below-market interest rate and reducing the Fund’s value. In typical market interest rate environments, the

39

prices of longer-term municipal securities generally fluctuate more than prices of shorter-term municipal securities as interest rates change. Because the Fund will invest primarily in longer-term municipal securities, the Common Stock net asset value and market price per share will fluctuate more in response to changes in market interest rates than if the Fund invested primarily in shorter-term municipal securities. Because the values of lower-rated and comparable unrated debt securities are affected both by credit risk and interest rate risk, the price movements of such lower grade securities typically have not been highly correlated to the fluctuations of the prices of investment grade quality securities in response to changes in market interest rates. The Fund’s use of leverage, as described herein, will also tend to increase Common Stock interest rate risk.

Municipal Securities Market Risk

Investing in the municipal securities market involves certain risks. The municipal market is one in which dealer firms make markets in bonds on a principal basis using their proprietary capital, and during the recent market turmoil these firms’ capital was severely constrained. As a result, some firms were unwilling to commit their capital to purchase and to serve as a dealer for municipal bonds. The amount of public information available about the municipal securities in the Fund’s portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of Nuveen Asset Management than if the Fund were a stock fund or taxable bond fund. The secondary market for municipal securities, particularly the below investment grade bonds in which the Fund may invest, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its municipal securities at attractive prices or at prices approximating those at which the Fund currently values them.

The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays in collecting principal and interest and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses. Any income derived from the Fund’s ownership or operation of such assets may not be tax-exempt.

Reinvestment Risk

Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the market price of the shares of Common Stock or their overall returns.

Leverage Risk

Leverage risk is the risk associated with the use of the Fund’s outstanding preferred shares, including VRDP Shares, use of tender option bonds to leverage the Common Stock or borrowings (if any). There can be no assurance that the Fund’s leveraging strategy will be successful. Because the long-term municipal securities in which the Fund invests generally pay fixed rates of interest while the Fund’s costs of leverage generally fluctuate with short- to intermediate-term yields, the incremental earnings from leverage will vary over time. However, the Fund may use derivatives, such as interest rate swaps, to fix the effective rate paid on all or a portion of the Fund’s leverage, in an effort to lower leverage costs over an extended period. Accordingly, the Fund cannot assure you that the use of leverage will result in a higher yield or return to Common Stockholders. The income

40

benefit from leverage will be reduced to the extent that the difference narrows between the net earnings on the Fund’s portfolio securities and its cost of leverage. The income benefit from leverage will increase to the extent that the difference widens between the net earnings on the Fund’s portfolio securities and its cost of leverage. If short-term rates rise, the Fund’s cost of leverage could exceed the fixed rate of return on longer-term bonds held by the Fund that were acquired during periods of lower interest rates, reducing returns to Common Stockholders. This could occur even if short-to intermediate-term and long-term municipal rates rise. Because of the costs of leverage, the Fund may incur losses even if the Fund has positive returns, if they are not sufficient to cover the costs of leverage. The Fund’s cost of leverage includes the dividends paid on VRDP Shares, the expenses relating to the issuance and ongoing maintenance of any borrowings, and/or the interest attributable to tender option bonds as well as any one-time costs (e.g., issuance costs) and ongoing fees and expenses associated with such leverage.

The risk of loss attributable to the Fund’s use of leverage is borne by Common Stockholders. The Fund’s use of financial leverage can result in a greater decrease in net asset values in declining markets. The Fund’s use of financial leverage similarly can magnify the impact of changing market conditions on Common Stock market prices. See “—Inverse Floating Rate Securities Risk.” Furthermore, the amount of fees paid to NFALLC (which in turn pays a portion of its fees to Nuveen Asset Management) for investment advisory services will be higher if the Fund uses leverage because the fees will be calculated based on the Fund’s Managed Assets—this may create an incentive for NFALLC and Nuveen Asset Management to leverage the Fund. The Fund is required to maintain certain regulatory and rating agency asset coverage requirements in connection with its use of leverage, in order to be able to maintain the ability to declare and pay Common Stock distributions and to maintain the VRDP Shares’ rating. An NRSRO could downgrade its ratings on the Fund’s outstanding preferred shares, including VRDP Shares. A ratings downgrade of the Fund’s preferred shares may result in higher dividend rates and may also force the redemption of such preferred shares at what might be an inopportune time in the market. These factors may result in reduced net earnings or returns to Common Stockholders.

In order to maintain required asset coverage levels, the Fund may be required to alter the composition of its investment portfolio or take other actions, such as redeeming preferred shares, including VRDP shares, or prepaying borrowings with the proceeds from portfolio transactions, at what might be an inopportune time in the market. Such actions could reduce the net earnings or returns to Common Stockholders over time.

The Fund may invest in the securities of other investment companies, which may themselves be leveraged and therefore present similar risks to those described above.

The Fund seeks to manage the risks associated with its use of financial leverage as described below under “How the Fund Manages Risk—Investment Portfolio and Capital Structure Strategies to Manage Leverage Risk.”

Concentration Risk in California Issuers

The Fund’s policy of investing in municipal securities of issuers located in California makes the Fund more susceptible to the adverse economic, political or regulatory occurrences affecting such issuers. The information set forth below and the related information in Appendix A of this prospectus is derived from sources that are generally available to investors. The information is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of California. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

The State of California, as the rest of the nation, has been slowly emerging from an economic recession that began at the end of 2007, marked in California by high unemployment, a steep contraction in housing construction and home values, a drop in State-wide assessed valuation of property for the first time on record, a

41

year-over-year decline in personal income in the State for the first time in 60 years, and a sharp drop in taxable sales. The State is recovering more slowly than expected and continues to face significant financial challenges.

California’s budget problems have been driven in part by large fluctuations in its tax revenue and fixed spending obligations. During recessionary periods, dramatic cuts to programs and/or tax increases sometimes have been required. To address budget gaps, spending has been cut, State programs have been realigned to local governments, and short-term budgetary solutions have been implemented. Budget gaps are expected, however, to continue to challenge State fiscal leaders in future years. Continued risks to the State’s long-term stability include pension liabilities, debt and increasing annual obligations, and potential cost increases associated with the federal deficit.

California’s fiscal situation heightens the risk of investing in bonds issued by the State and its political subdivisions, agencies, instrumentalities and authorities, including the risk of default, and also heightens the risk that the prices of California municipal securities, and the fund’s net asset value, will experience greater volatility. As of March 2013, California general obligation bonds were rated “A1” by Moody’s, “A” by S&P and “A-” by Fitch. These ratings are among the lowest of any of the 50 states. There can be no assurance that such ratings will be maintained in the future. The State’s credit rating, and any future revisions or withdrawal of a credit rating, could have a negative effect on the market price of the State’s general obligation bonds, as well as notes and bonds issued by California’s public authorities and local governments. Lower credit ratings make it more expensive for the State to raise revenue, and in some cases, could prevent the State from issuing general obligation bonds in the quantity otherwise desired. Further, downgrades can negatively impact the marketability and price of securities in the fund’s portfolio.

The foregoing information constitutes only a brief summary of some of the general factors that may impact certain issuers of municipal bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of municipal bonds held by the Fund are subject. Additionally, many factors, including national economic, social and environmental policies and conditions, which are not within the control of the issuers of the municipal bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of the municipal securities, the market value or marketability of the municipal securities or the ability of the respective issuers of the municipal bonds acquired by the Fund to pay interest on or principal of the municipal securities. This information has not been independently verified. See Appendix A of this prospectus for a further discussion of factors affecting municipal securities in California.

Inverse Floating Rate Securities Risk

The Fund may invest in inverse floating rate securities. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a “tender option bond trust”) formed by a third party sponsor for the purpose of holding municipal bonds. See “The Fund’s Investments—Municipal Securities—Inverse Floating Rate Securities.” In general, income on inverse floating rate securities will decrease when interest rates increase and increase when interest rates decrease. Investments in inverse floating rate securities may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal.

The Fund may invest in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund. In Nuveen Asset Management’s discretion, the Fund may enter into a separate shortfall and forbearance agreement with the third party sponsor of a special purpose trust. The Fund may enter into such recourse agreements (i) when the liquidity provider to the special purpose trust requires such an agreement because the level of leverage in the trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (ii) to seek to prevent the liquidity provider from collapsing the trust in the event that the municipal obligation held in the trust has declined in value. Such an agreement would require the Fund to reimburse the third party sponsor of the trust, upon termination of the trust issuing the inverse floater, the difference between the liquidation value of the bonds held in the trust and the principal amount due to the holders of floating rate interests. In such instances, the Fund may be at risk of loss that exceeds its investment in the inverse floating rate securities.

42

Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund’s investment. As a result, the market value of such securities generally will be more volatile than that of fixed rate securities.

The Fund’s investments in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund may be highly leveraged. The structure and degree to which the Fund’s inverse floating rate securities are highly leveraged will vary based upon a number of factors, including the size of the trust itself and the terms of the underlying municipal security. An inverse floating rate security generally is considered highly leveraged if the principal amount of the short-term floating rate interests issued by the related special purpose trust has a three to one gearing to the principal amount of the inverse floating rate securities owned by the trust. In the event of a significant decline in the value of an underlying security, the Fund may suffer losses in excess of the amount of its investment (up to an amount equal to the value of the municipal securities underlying the inverse floating rate securities) as a result of liquidating special purpose trusts or other collateral required to maintain the Fund’s anticipated effective leverage ratio.

The Fund’s investment in inverse floating rate securities will create effective leverage. Any effective leverage achieved through the Fund’s investment in inverse floating rate securities will create an opportunity for increased Common Share net income and returns, but will also create the possibility that Common Share long-term returns will be diminished if the cost of leverage exceeds the return on the inverse floating rate securities purchased by the Fund.

The amount of fees paid to Nuveen Asset Management for investment advisory services will be higher if the Fund uses leverage because the fees will be calculated based on the Fund’s managed assets—this may create an incentive for Nuveen Asset Management to leverage the Fund. Managed assets means the total assets of the Fund, minus the sum of its accrued liabilities (other than liabilities incurred for the express purpose of creating effective leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of effective leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), such as, but not limited to, the portion of assets in special purpose trusts of which the Fund owns the inverse floater certificates that has been effectively financed by the trust’s issuance of floating rate certificates.

There is no assurance that the Fund’s strategy of investing in inverse floating rate securities will be successful.

Inverse floating rate securities have varying degrees of liquidity based, among other things, upon the liquidity of the underlying securities deposited in a special purpose trust. The market price of inverse floating rate securities is more volatile than the underlying securities due to leverage. The leverage attributable to such inverse floating rate securities may be “called away” on relatively short notice and therefore may be less permanent than more traditional forms of leverage. In certain circumstances, the likelihood of an increase in the volatility of net asset value and market price of the Common Stock may be greater for a fund (like the Fund) that relies primarily on inverse floating rate securities to achieve a desired effective leverage ratio. The Fund may be required to sell its inverse floating rate securities at less than favorable prices, or liquidate other Fund portfolio holdings in certain circumstances, including, but not limited to, the following:

•	If the Fund has a need for cash and the securities in a special purpose trust are not actively trading due to adverse market conditions;

•	If special purpose trust sponsors (as a collective group or individually) experience financial hardship and consequently seek to terminate their respective outstanding trusts; and

•

If the value of an underlying security declines significantly (to a level below the notional value of the floating rate securities issued by the trust) and if additional collateral has not been posted by the Fund.

43

Insurance Risk

The Fund may purchase municipal securities that are secured by insurance, bank credit agreements or escrow accounts. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. Certain significant providers of insurance for municipal securities have recently incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such losses have reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the rating of the underlying municipal security will be more relevant and the value of the municipal security would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security would decline and may not add any value. The insurance feature of a municipal security does not guarantee the full payment of principal and interest through the life of an insured obligation, the market value of the insured obligation or the net asset value of the Common Stock represented by such insured obligation.

Tax Risk

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, among other things, the Fund must derive in each taxable year at least 90% of its gross income from certain prescribed sources and satisfy a diversification test on a quarterly basis. If the Fund fails to satisfy the qualifying income or diversification requirements in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. In order to be eligible for the relief provisions with respect to a failure to meet the diversification requirements, the Fund may be required to dispose of certain assets. If these relief provisions were not available to the Fund and it were to fail to qualify for treatment as a regulated investment company for a taxable year, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to stockholders, and such distributions would be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

To qualify to pay exempt-interest dividends, which are treated as items of interest excludable from gross income for federal income tax purposes, at least 50% of the value of the total assets of the Fund must consist of obligations exempt from regular income tax as of the close of each quarter of the Fund’s taxable year. If the proportion of taxable investments held by the Fund exceeds 50% of the Fund’s total assets as of the close of any quarter of any Fund taxable year, the Fund will not for that taxable year satisfy the general eligibility test that otherwise permits it to pay exempt-interest dividends.

The value of the Fund’s investments and its net asset value may be adversely affected by changes in tax rates and policies. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax-exempt status of interest income from municipal securities. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect the Fund’s net asset value and ability to acquire and dispose of municipal securities at desirable yield and price levels. Additionally, the Fund is not a suitable investment for individual retirement accounts, for other tax-exempt or tax-deferred accounts or for investors who are not sensitive to the federal income tax consequences of their investments.

44

Taxability Risk

The Fund will invest in municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for federal income tax purposes, and Nuveen Asset Management will not independently verify that opinion. Subsequent to the Fund’s acquisition of such a municipal security, however, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by the Fund as “exempt-interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased federal income tax liabilities.

Distributions of ordinary taxable income (including any net short-term capital gain) will be taxable to shareholders as ordinary income (and not eligible for favorable taxation as “qualified dividend income”), and capital gain dividends will be taxable as long-term capital gains. See “Tax Matters.”

Borrowing Risks

The Fund may borrow for temporary or emergency purposes, including to meet redemption requests, pay dividends, repurchase its shares, or clear portfolio transactions. Borrowing may exaggerate changes in the net asset value of the Fund’s shares and may affect the Fund’s net income. When the Fund borrows money, it must pay interest and other fees, which will reduce the fund’s returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings. Any such borrowings are intended to be temporary. However, under certain market conditions, including periods of low demand or decreased liquidity in the municipal bond market such borrowings might be outstanding for longer periods of time.

Inflation Risk

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the dividends paid to VRDP Shareholders can decline, and the real value of shares of Common Stock and the distributions can decline. In addition, during any period of rising inflation, interest rates on borrowings would likely increase, which would tend to further reduce returns to Common Stockholders.

Economic Sector Risk

The Fund may invest 25% or more of its total assets in municipal securities in the same economic sector. This may make the Fund more susceptible to adverse economic, political or regulatory occurrences affecting an economic sector. As concentration increases, so does the potential for fluctuation in the value of the Fund’s assets.

Special Risks Related to Certain Municipal Obligations

The Fund may invest in municipal leases and certificates of participation in such leases. Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the

45

disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover the Fund’s original investment. In the event of non-appropriation, the issuer would be in default and taking ownership of the assets may be a remedy available to the Fund, although the Fund does not anticipate that such a remedy would normally be pursued. To the extent that the Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. Certificates of participation, which represent interests in unmanaged pools of municipal leases or installment contracts, involve the same risks as the underlying municipal leases. In addition, the Fund may be dependent upon the municipal authority issuing the certificates of participation to exercise remedies with respect to the underlying securities. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.

Derivatives Risk, Including the Risk of Swaps

The Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying the derivatives. Whether the Fund’s use of derivatives is successful will depend on, among other things, if Nuveen Asset Management correctly forecasts market values, interest rates and other applicable factors. If Nuveen Asset Management incorrectly forecasts these and other factors, the investment performance of the Fund will be unfavorably affected. In addition, the derivatives market is largely unregulated. It is possible that developments in the derivatives market could adversely affect the Fund’s ability to successfully use derivative instruments.

The Fund may enter into debt-related derivatives instruments including credit swap default contracts and interest rate swaps. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by Nuveen Asset Management not only of the referenced asset, rate or index, but also of the swap itself. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. The derivatives market is subject to a changing regulatory environment. It is possible that regulatory or other developments in the derivatives market could adversely affect the Fund’s ability to successfully use derivative instruments. See also, “—Counterparty Risk,” “—Hedging Risk” and the Statement of Additional Information.

Counterparty Risk

Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives, insured municipal securities or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have recently incurred significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower quality credit investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships.

Hedging Risk

The Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to Nuveen Asset Management’s ability to predict correctly changes in the relationships of such hedge instruments

46

to the Fund’s portfolio holdings or other factors. No assurance can be given that Nuveen Asset Management’s judgment in this respect will be correct. In addition, no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so.

Deflation Risk

Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Illiquid Securities Risk

The Fund may invest in municipal securities and other instruments that, at the time of investment, are illiquid. Illiquid securities are securities that are not readily marketable and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the 1933 Act, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

Call Risk

If interest rates fall, it is possible that issuers of callable bonds with higher interest coupons will “call” (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during a period of declining interest rates, the Fund is likely to replace such called security with a lower yielding security.

Market Disruption Risk

Certain events have a disruptive effect on the securities markets, such as terrorist attacks (including the terrorist attacks in the U.S. on September 11, 2001), war and other geopolitical events. The Fund cannot predict the effects of similar events in the future on the U.S. economy. Below investment grade securities tend to be more volatile than higher rated securities so that these events and any actions resulting from them may have a greater impact on the prices and volatility of below investment grade securities than on higher rated securities.

Impact of Offering Methods Risk

The issuance of Common Stock through the various methods described in the Prospectus may have an adverse effect on prices in the secondary market for the Fund’s Common Stock by increasing the number of shares of Common Stock available for sale. In addition, the shares of Common Stock may be issued at a discount to the market price for such shares, which may put downward pressure on the market price for shares of Common Stock of the Fund.

Certain Affiliations

Certain broker-dealers may be considered to be affiliated persons of the Fund, NFALLC and/or, Nuveen Investments. Absent an exemption from the SEC or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. The Fund has not applied for and does not currently intend to apply for such relief. This could limit the Fund’s ability to engage in securities transactions, purchase certain adjustable rate senior loans, if applicable, and take advantage of market opportunities. In addition, unless and until the underwriting syndicate is broken in connection with the initial public offering of the Common Stock, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate.

47

Anti-Takeover Provisions

The Fund’s Articles include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the Common Stockholders of opportunities to sell their shares of Common Stock at a premium over the then current market price of the shares of Common Stock. See “Certain Provisions in the Articles of Incorporation.”

HOW THE FUND MANAGES RISK

Investment Limitations

The Fund has adopted certain investment limitations designed to limit investment risk and maintain portfolio diversification. These limitations are fundamental and may not be changed without the approval of the holders of a “majority of the outstanding” shares of Common Stock and VRDP Shares, voting together as a single class, and, the approval of the holders of a “majority of the outstanding” VRDP Shares voting as a separate class. When used with respect to particular shares of the Fund, a “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

The Fund may become subject to guidelines which are more limiting than the investment limitations referred to above in order to obtain and maintain ratings from Moody’s, S&P or Fitch on the VRDP Shares, including with respect to the Fund’s hedging strategies described below. The Fund does not anticipate that such guidelines would have a material adverse effect on the Fund’s Common Stockholders or the Fund’s ability to achieve its investment objectives.

Among other restrictions, the Fund may not invest more than 25% of total Fund assets in securities of issuers in any one industry, except that this limitation does not apply to municipal bonds backed by the assets and revenues of governments or political subdivisions of governments, or invest more than 5% of its total assets in securities of any one issuer, except that this limitation does not apply to bonds issued by the United States government, its agencies and instrumentalities or to the investment of 25% of its total assets. See “Investment Objectives” in the SAI for information about these guidelines and a complete list of the fundamental and non-fundamental investment policies of the Fund.

Limited Issuance of VRDP Shares

Under the 1940 Act, the Fund could issue VRDP Shares having a total liquidation value (original purchase price of the shares being liquidated plus any accrued and unpaid dividends) of up to one-half of the value of the asset coverage of the Fund. If the total liquidation value of the VRDP Shares was ever more than one-half of the value of the Fund’s asset coverage, the Fund would not be able to declare dividends on the Common Stock until the liquidation value, as a percentage of the Fund’s assets, was reduced. As of March 31, 2013, the Fund has 1,581 VRDP Shares outstanding with a liquidation value of $158,100,000. This higher than required margin of net asset value provides a cushion against later fluctuations in the value of the Fund’s portfolio and will subject Common Stockholders to less income and net asset value volatility than if the Fund were more leveraged. The Fund intends to purchase or redeem VRDP Shares, if necessary, to keep the liquidation value of the VRDP Shares below one-half of the value of the Fund’s asset coverage.

Investment Portfolio and Capital Structure Strategies to Manage Leverage Risk

Common Stockholders are subject to the risks of leverage primarily in the form of additional Common Stock earnings and net asset value risk, associated with the Fund’s use of financial leverage in the form of VRDP Shares or tender option bonds. See “Risk Factors—Leverage Risk” and “Risk Factors—Inverse Floating Rate Securities Risk.”

48

In an effort to mitigate these risks, the Fund and its Adviser seek to maintain the Fund’s financial leverage within an established range, and to rebalance leverage levels if the Fund’s leverage ratio moves outside this range to a meaningful degree for a persistent period of time. The Fund may rebalance leverage levels in one or more ways, including by increasing/reducing the amount of leverage outstanding and issuing/repurchasing shares of Common Stock. The Fund currently expects that it would increase leverage levels through the use of tender option bonds. Reducing leverage may require the Fund to raise cash through the sale of portfolio securities at times and/or at prices that would otherwise be unattractive for the Fund. The Fund may also seek to diversify its capital structure and the risks associated with leverage by employing multiple forms of leverage. The Fund and its Adviser will weigh the relative potential benefits and risks as well as the costs associated with a particular action, and will take such action only if it determines that on balance the likely potential long-term benefits outweigh the associated risks and costs.

Because the long-term municipal securities in which the Fund invests generally pay fixed rates of interest while the Fund’s costs of leverage generally fluctuate with short-term yields, Common Stockholders bear incremental earnings risk from leverage.

Common Stockholders also bear incremental net asset value risk from leverage because they bear the full impact of price changes in the Fund’s investment portfolio, including assets attributable to leverage. In seeking to manage the net asset value risk from leverage, the Fund may alter the composition of its investment portfolio in one or more ways, including increasing portfolio credit quality, reducing portfolio duration and increasing the level of short-term cash equivalents. Depending on subsequent market conditions, any such action may increase or reduce Common Stock net earnings and/or returns compared to if the Fund had taken no action.

Quality Investments

Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in investment grade securities that, at the time of investment are rated within the four highest grades (Baa or BBB or better) by all nationally recognized statistical rating organizations (“NRSRO”) that rate such security or are unrated but judged to be of comparable quality by Nuveen Asset Management.

Hedging Strategies

The Fund may use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using credit default swaps, interest-rate swaps on taxable and tax-exempt indices, forward starting rate swaps and options on interest rate swaps, financial futures contracts, options on financial futures or options based on either an index of long-term municipal securities or on taxable debt securities whose prices, in the opinion of Nuveen Asset Management, correlate with the prices of the Fund’s investments. These hedging strategies may generate taxable income.

MANAGEMENT OF THE FUND

Directors and Officers

The Board of Directors is responsible for the management of the Fund, including supervision of the duties performed by NFALLC. The names and business addresses of the directors and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI.

Investment Adviser, Sub-Adviser and Portfolio Manager

Investment Adviser.    Nuveen Fund Advisors, LLC, the Fund’s investment adviser, offers advisory and investment management services to a broad range of mutual fund and closed-end fund clients. NFALLC is

49

responsible for the Fund’s overall investment strategy and its implementation. NFALLC also is responsible for managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services.

NFALLC, 333 West Wacker Drive, Chicago, Illinois 60606, a registered investment adviser, is a wholly owned subsidiary of Nuveen Investments, Inc. (“Nuveen Investments”). Founded in 1898, Nuveen Investments and its affiliates had approximately $219 billion of assets under management as of December 31, 2012.

Sub-Adviser.    Nuveen Asset Management, LLC, 333 West Wacker Drive, Chicago, Illinois 60606, serves as the Fund’s sub-adviser, pursuant to a sub-advisory agreement between NFALLC and Nuveen Asset Management (the “Sub-Advisory Agreement”). Nuveen Asset Management is a registered investment adviser, and a wholly-owned subsidiary of NFALLC. Nuveen Asset Management oversees day-to-day investment operations of the Fund. Pursuant to the Sub-Advisory Agreement, Nuveen Asset Management will be compensated for the services it provides to the fund with a portion of the management fee NFALLC receives from the Fund. NFALLC and Nuveen Asset Management retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

Nuveen Asset Management is responsible for the execution of specific investment strategies and day-to-day investment operations of the Fund. Nuveen Asset Management manages the funds using a team of analysts and portfolio managers that focuses on a specific group of funds. The day-to-day operation of the Fund and the execution of its specific investment strategies is the primary responsibility of Scott R. Romans, the designated portfolio manager of the Fund.

Scott R. Romans, PhD is Vice President of Nuveen Asset Management and has been the portfolio manager of the Fund since 2003 (the “Portfolio Manager”). Mr. Romans was, formerly, Assistant Vice President (2003-2004) and Senior Analyst (2000-2003) of Nuveen Asset Management. He holds an undergraduate degree from the University of Pennsylvania and an MA and PhD from the University of Chicago.

Additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager’s ownership of securities in the Fund is provided in the SAI. The SAI is available free of charge by calling (800) 257-8787 or by visiting the Fund’s website at www.nuveen.com. The information contained in, or that can be accessed through, the Fund’s website is not part of this Prospectus or the SAI.

Investment Management and Sub-Advisory Agreements

Investment Management Agreement.    Pursuant to an investment management agreement between NFALLC and the Fund (the “Investment Management Agreement”), the Fund has agreed to pay an annual management fee for the services and facilities provided by NFALLC, payable on a monthly basis, based on the sum of a fund-level fee and a complex-level fee, as described below.

Fund-Level Fee.    The annual fund-level fee for the Fund, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets(1)	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375%
For the next $250 million	0.4250%
For the next $500 million	0.4125%
For the next $1 billion	0.4000%
For the next $3 billion	0.3875%
For managed assets over $5 billion	0.3750%

50

Complex-Level Fee.    The annual complex-level fee for the Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level(2)	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

(1)	For the Fund, “Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of effective leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), such as, but not limited to, the portion of assets in special purpose trusts of which the Fund owns the inverse floater certificates that has been effectively financed by the trust’s issuance of floating rate certificates.

(2)	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with NFALLC’s assumption of the management of the former First American Funds effective January 1, 2011. With respect to closed-end funds, eligible assets include assets managed by NFALLC that are attributable to financial leverage. For these purposes, financial leverage includes the use of preferred stock and borrowings and certain investments in the residual interest certificates in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by issuance of floating rate securities, subject to an agreement by NFALLC as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of January 31, 2013, the complex-level fee rate for the Fund was 0.1672%.

A discussion regarding the basis for the Board of Directors decision to approve the Investment Management Agreement may be found in the Fund’s Semi-Annual report to shareholders for the period ended August 31, 2012.

Sub-Advisory Agreement.    Pursuant to the Sub-Advisory Agreement, Nuveen Asset Management will receive from NFALLC a management fee equal to 38.462% of NFALLC’s net management fee from the Fund.

In addition to the fee of NFALLC, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with NFALLC and Nuveen Asset Management), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses associated with any Borrowings, expenses of issuing any preferred shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

51

A discussion regarding the basis for the Board of Directors’ decision to approve the Sub-Advisory Agreement may be found in the Fund’s semi-annual report to shareholders for the period ended August 31, 2012.

NET ASSET VALUE

The Fund’s net asset value per share is determined as of the close of regular session trading (normally 4:00 p.m., Eastern Time) on each day the NYSE is open for business. Net asset value is calculated by taking the market value of the Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the Fund’s Board of Directors or its delegate.

In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. The prices of municipal bonds are provided by a pricing service approved by the Fund’s Board of Directors. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service, or, in the absence of a pricing service for a particular security, the Board of Directors of the Funds, or its designee, may establish fair market value using a wide variety of market data including yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from securities dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant by the pricing service or the Board of Directors’ designee. Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value. See “Net Asset Value” in the SAI for more information.

DISTRIBUTIONS

The Fund pays regular monthly distributions to Common Stockholders at a level rate (stated in terms of a fixed cents per Common Stock dividend rate) that reflects the past and projected performance of the Fund. Distributions can only be made from net investment income after paying any accrued dividends to VRDP Shareholders or interest and required principal payments on borrowings.

The Fund’s ability to maintain a level dividend rate will depend on a number of factors, including the rate at which dividends are payable on the VRDP Shares. The net income of the Fund includes all interest income accrued on portfolio assets less all expenses of the Fund. Expenses of the Fund are accrued each day. For each year, all or substantially all the net investment income of the Fund will be distributed. At least annually, the Fund also intends to distribute substantially all of its net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) and ordinary taxable income, if any, after paying any accrued dividends or making any liquidation payments to VRDP Shareholders and any interest and required principal payment on borrowings. Although it does not now intend to do so, the Board of Directors may change the Fund’s dividend policy and the amount or timing of the distributions, based on a number of factors, including the amount of the Fund’s undistributed net investment income and historical and projected investment income and the amount of the expenses and dividend rates on outstanding preferred shares, including VRDP Shares, and expenses interest on borrowings.

The Fund might not distribute all or a portion of any net capital gain for a taxable year. If the Fund does not distribute all of its net capital gain for a taxable year, it will pay federal income tax on the retained gain. Each Common Stockholder of record as of the end of the Fund’s taxable year will include in income for federal income tax purposes, as long-term capital gain, his or her share of the retained gain, will be deemed to have paid

52

his or her proportionate share of tax paid by the Fund on such retained gain, and will be entitled to an income tax credit or refund for that share of the tax. The Fund will treat the retained capital gains as a substitute for equivalent cash distributions. The Fund may make total distributions during a given calendar year in an amount that exceeds the Fund’s net investment income and net capital gain for that calendar year, in which case the excess would generally be treated by Common Stockholders as a return of capital for tax purposes. A return of capital reduces a shareholder’s tax basis, which could result in higher taxes when the shareholder sells his or her shares. This may cause the shareholder to pay taxes even if he or she sells shares for less than the original price.

The Fund reserves the right to change its distribution policy and the basis for establishing the rate of its monthly distributions at any time.

DIVIDEND REINVESTMENT PLAN

If your shares of Common Stock are registered directly with the Fund or if you hold your shares of Common Stock with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), you may elect to have all dividends, including any capital gain dividends, on your Common Stock automatically reinvested by the Plan Agent (defined below) in additional Common Stock under the Plan. You may elect to participate in the Plan by contacting Nuveen Investor Services at (800) 257-8787. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you or your brokerage firm by State Street Bank and Trust Company as dividend paying agent (the “Plan Agent”).

If you decide to participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If shares of Common Stock are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then current market price;

(2) If shares of Common Stock are trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase shares of Common Stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the shares of Common Stock may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in shares of Common Stock issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase shares of Common Stock in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments; or

(3) If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions and a $2.50 service fee.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Upon a repurchase of your shares, the Fund (or its administrative agent) may be required to report to the IRS and furnish to you cost basis and holding period information for the Fund’s shares purchased on or after January 1, 2012 (“covered shares”).

53

For shares of the Fund held in the Plan, you are permitted to elect from among several permitted cost basis methods. In the absence of an election, the Plan will use first-in first-out (“FIFO”) methodology for tracking and reporting your cost basis on covered shares as its default cost basis method. The cost basis method you use may not be changed with respect to a repurchase of shares after the settlement date of the repurchase. You should consult with your tax advisors to determine the best permitted cost basis method for your tax situation and to obtain more information about how the new cost basis reporting rules apply to you.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in shares of Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

If you hold your Common Stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Directors the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing to State Street Bank and Trust Company, Attn: ComputerShare Nuveen Investments, P.O. Box 43071, Providence, Rhode Island 02940-3071 or by calling (800) 257-8787.

PLAN OF DISTRIBUTION

The Fund may sell the Common Stock offered under this Prospectus through

•	at-the-market transactions;

•	underwriting syndicates; and

•	privately negotiated transactions.

The Fund will bear the expenses of the offering, including but not limited to, the expenses of preparation of the Prospectus and SAI for the offering and the expense of counsel and auditors in connection with the offering.

Distribution Through At-the-Market Transactions

The Fund has entered into a Distribution Agreement with Nuveen Securities, 333 West Wacker Drive, Chicago, IL 60606, a form of which has been filed as an exhibit to the Registration Statement of which this Prospectus is a part. The summary of the Distribution Agreement contained herein is qualified by reference to the Distribution Agreement. Subject to the terms and conditions of the Distribution Agreement, the Fund may from time to time offer its Common Shares through Nuveen Securities to certain broker-dealers which have entered into selected dealer agreements with Nuveen Securities. Currently, Nuveen Securities has entered into an Equity Distribution Agreement (the “Selected Dealer Agreement”) with Stifel, Nicolaus & Company, Incorporated (“Stifel Nicolaus”), pursuant to which Stifel Nicolaus will act as the exclusive sub-placement agent with respect to at-the-market offerings of the Common Stock. The summary of the Selected Dealer Agreement contained herein is qualified by reference to the Selected Dealer Agreement.

Common Stock will only be sold on such days as shall be agreed to by the Fund, Nuveen Securities and Stifel Nicolaus. Common Stock will be sold at market prices, which shall be determined with reference to trades

54

on the NYSE, subject to a minimum price to be established each day by Nuveen Securities. The minimum price on any day will not be less than the current net asset value per share of Common Stock plus the per share amount of the commission to be paid to Nuveen Securities. Nuveen Securities and Stifel Nicolaus will suspend the sale of Common Stock if the per share price of the shares is less than the minimum price.

The Fund will compensate Nuveen Securities with respect to sales of Common Stock at a commission rate of 1.0% of the gross proceeds of the sale of Common Stock. Nuveen Securities will compensate Stifel Nicolaus at a fixed rate of 0.8% of the gross proceeds of the sale of Common Stock sold by Stifel Nicolaus. Settlements of sales of Common Stock will occur on the third business day following the date on which any such sales are made.

In connection with the sale of the Common Stock on behalf of the Fund, Nuveen Securities may be deemed to be an underwriter within the meaning of the 1933 Act, and the compensation of Nuveen Securities may be deemed to be underwriting commissions or discounts. Unless otherwise indicated in a Prospectus supplement, Nuveen Securities and Stifel Nicolaus will act on a reasonable efforts basis.

The offering of Common Stock pursuant to the Selected Dealer Agreement will terminate upon the earlier of (i) the sale of all Common Stock subject thereto or (ii) termination of the Selected Dealer Agreement. Each of Nuveen Securities and Stifel Nicolaus has the right to terminate the Selected Dealer Agreement in its discretion at any time.

The Fund currently intends to distribute the shares offered pursuant to this Prospectus primarily through at-the-market transactions, although from time to time it may also distribute shares through an underwriting syndicate or a privately negotiated transaction. To the extent shares are distributed other than through at-the-market transactions, the Fund will file a supplement to this Prospectus describing such transactions.

The Fund’s closing price on the NYSE on April 9, 2013 was $16.82.

Distribution Through Underwriting Syndicates

The Fund from time to time may issue additional Common Stock through a syndicated secondary offering. In order to limit the impact on the market price of the Fund’s shares of Common Stock, underwriters will market and price the offering on an expedited basis (e.g., overnight or similarly abbreviated offering period). The Fund will launch a syndicated offering on a day, and upon terms, mutually agreed upon between the Fund, Nuveen Securities, one of the Fund’s underwriters, and the underwriting syndicate.

The Fund will offer its shares at a price equal to a specified discount of up to 5% from the closing market price of the Fund’s shares of Common Stock on the day prior to the offering date. The applicable discount will be negotiated by the Fund and Nuveen Securities in consultation with the underwriting syndicate on a transaction-by-transaction basis. The Fund will compensate the underwriting syndicate out of the proceeds of the offering based upon a sales load of up to 4% of the gross proceeds of the sale of Common Stock. The minimum net proceeds per share to the Fund will not be less than the greater of (i) the Fund’s latest net asset value per share of Common Stock or (ii) 91% of the closing market price of the shares of the Fund’s Common Stock on the day prior to the offering date.

Distribution Through Privately Negotiated Transactions

The Fund, through Nuveen Securities, from time to time may sell directly to, and solicit offers from, institutional and other sophisticated investors, who may be deemed to be underwriters as defined in the 1933 Act for any resale of Common Stock.

The terms of such privately negotiated transactions will be subject to the discretion of the management of the Fund. In determining whether to sell Common Stock through a privately negotiated transaction, the Fund will

55

consider relevant factors including, but not limited to, the attractiveness of obtaining additional funds through the sale of Common Stock, the purchase price to apply to any such sale of Common Stock and the person seeking to purchase the Common Stock.

Shares of Common Stock issued by the Fund through privately negotiated transactions will be issued at a price equal to the greater of (i) the net asset value per share of the Fund’s Common Stock or (ii) at a discount ranging from 0% to 5% of the average daily closing market price of the Fund’s Common Stock at the close of business on the two business days preceding the date upon which shares of Common Stock are sold pursuant to the privately negotiated transaction. The applicable discount will be determined by the Fund on a transaction-by-transaction basis.

DESCRIPTION OF SHARES

Common Stock

The Fund’s Articles authorize the issuance of 200,000,000 shares of common stock. All shares of common stock have equal rights to the payment of dividends and the distribution of assets upon liquidation. Shares of common stock are, when issued, fully paid and non-assessable, and have no pre-emptive or conversion rights except as the directors may determine or rights to cumulative voting. Each share of Common Stock has one vote with respect to matters upon which a shareholder vote is required, consistent with the requirements of the 1940 Act and the rules promulgated thereunder, and will vote together as a single class. At any time when preferred shares are outstanding, common stockholders will not be entitled to receive any cash distributions from the Fund unless all accrued dividends on preferred shares have been paid, and unless asset coverage with respect to preferred shares would be at least 200% after giving effect to the distributions. The Fund pays monthly dividends, typically on the first business day of the following month.

The Fund’s common stock is listed on the NYSE. The Fund intends to hold annual meetings of stockholders so long as the Fund’s shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

Unlike open-end funds, closed-end funds like the Fund do not provide daily redemptions. Rather, if a shareholder determines to buy additional Common Stock or sell shares already held, the shareholder may conveniently do so by trading on the exchange through a broker or otherwise. Shares of closed-end investment companies may frequently trade on an exchange at prices lower than net asset value. Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than net asset value and have during other periods traded at prices lower than net asset value.

Because the market value of the Common Stock may be influenced by such factors as distribution levels (which are in turn affected by expenses), call protection, dividend stability, portfolio credit quality, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot assure you that Common Stock will trade at a price equal to or higher than net asset value in the future. The Common Stock are designed primarily for long-term investors, and investors in the Common Stock should not view the Fund as a vehicle for trading purposes. See “Repurchase of Fund Shares; Conversion to Open-End Fund.”

The Articles authorize the Fund, without approval of the Common Stockholders, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security the Fund’s assets. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an “asset coverage” of at least 300%. With respect to any such borrowings, asset coverage means the ratio that the value of the total assets of the Fund, less all liabilities and indebtedness not represented

56

by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowings represented by senior securities issued by the Fund. Certain types of borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage or portfolio coverage or otherwise. In addition, as with the issuance of VRDP Shares, certain types of borrowings may result in the Fund being subject to certain restrictions imposed by guidelines of one or more rating agencies that may issue ratings for commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

The rights of lenders to the Fund to receive interest on and repayment of principal of any such borrowings will be senior to those of the Common Stockholders, and the terms of any such borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to Common Stockholders in certain circumstances. Further, the 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund’s eligibility for treatment as a regulated investment company under the Code, the Fund will attempt to repay or restructure the borrowings to preserve that eligibility. Any borrowings will likely be ranked senior or equal to all other existing and future borrowings of the Fund. The Fund may also borrow money for repurchase of its shares or as a temporary measure for extraordinary or emergency situations. See “Investment Restrictions” in the Statement of Additional Information.

Preferred Stock

The Fund’s Articles authorize the issuance of 1,000,000 preferred shares, par value $.01 per share, in one or more classes or series, with rights as determined by the Board of Directors without the approval of holders of Common Stock, out of which the Executive Committee of the Board of Directors, acting pursuant to authority delegated to it by the full Board of Directors, has designated 50,000 preferred shares as Variable Rate Demand Preferred (“VRDP”) Shares. The Fund has 1,581 VRDP Shares outstanding as of March 31, 2013. The Fund’s Board of Directors has authorized the offering of MuniPreferred Shares in the past. As of February 28, 2011, all of the Fund’s outstanding MuniPreferred shares had been redeemed.

Limited Issuance of Preferred Shares.    Under the 1940 Act, the Fund could issue preferred shares with an aggregate liquidation value of up to one-half of the value of the Fund’s total net assets, including any liabilities associated with borrowings, measured immediately after issuance of the preferred shares. “Liquidation value” means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Stock unless the liquidation value of the preferred shares is less than one-half of the value of the Fund’s total net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution.

Distribution Preference.    Preferred shares, including VRDP Shares, have complete priority over the Common Stock as to distribution of assets.

Liquidation Preference.    In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of preferred shares, including VRDP Shares would be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to Common Stockholders.

Voting Rights.    Preferred shares, including VRDP Shares, are required to be voting shares and to have equal voting rights with Common Stock. Except as otherwise indicated in this Prospectus or the SAI and except as otherwise required by applicable law, holders of preferred shares would vote together with Common Stockholders as a single class.

Holders of preferred shares, including VRDP Shares, voting as a separate class, will be entitled to elect two of the Fund’s directors (following the establishment of the Fund by an initial director, the Articles provide for a

57

total of no less than two and no more than 12 directors). The remaining directors will be elected by Common Stockholders and holders of preferred shares, voting together as a single class. In the unlikely event that two full years of accrued dividends are unpaid on the preferred shares, including VRDP Shares, the holders of all outstanding preferred shares, including VRDP Shares, voting as a separate class, will be entitled to elect a majority of the Fund’s directors until all dividends in arrears have been paid or declared and set apart for payment. In order for the Fund to take certain actions or enter into certain transactions, a separate class vote of holders of preferred shares would be required, in addition to the single class vote of the holders of preferred shares and Common Stock. See “Certain Provisions in the Articles of Incorporation” and the SAI under “Description of Shares—Preferred Shares—Voting Rights.”

Redemption, Purchase and Sale of Preferred Shares.    The terms of any preferred share offering, including VRDP Shares, provide that they may be redeemed by the issuer at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends. Any redemption or purchase of preferred shares, including VRDP Shares, by the Fund will reduce the leverage applicable to Common Stock, while any issuance of shares by the Fund would increase such leverage.

The Fund applied for and obtained ratings for its VRDP Shares from two NRSROs. As long as VRDP Shares are outstanding, the composition of the Fund’s portfolio would reflect guidelines established by such NRSROs. Based on previous guidelines established by such NRSROs for the securities of other issuers, the Fund anticipates that the guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. However, at this time, no assurance can be given as to the nature or extent of the guidelines that may be imposed in connection with obtaining a rating of any VRDP Shares. See “Investment Objectives” in the SAI.

CERTAIN PROVISIONS IN THE ARTICLES OF INCORPORATION

Stockholder and Director Liability.    Under the Minnesota Business Corporation Act, a subscriber for shares or a shareholder of a corporation is under no obligation to the corporation or its creditors with respect to the shares subscribed for or owned, except to pay the corporation the full agreed-upon consideration for the shares. However, a shareholder who receives a distribution which is made in violation of the Minnesota Business Corporation Act’s limitations on distributions is liable to the corporation to the extent that the distribution exceeded the amount that properly could have been paid.

The Articles provide that the Fund’s obligations are not binding upon the Fund’s directors individually, but only upon the Fund’s assets and property and provide for the indemnification of directors individually by the Fund for certain liabilities arising out of the performance of their duties to the Fund to the maximum extent permitted under Minnesota law. Nothing in the Articles, however, protects a director against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Anti-Takeover Provisions.    The Articles include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund. Specifically, the Articles require the affirmative vote of the holders of at least 66 2/3% of the Fund’s outstanding shares of Common Stock and outstanding preferred shares, including VRDP Shares, voting together as a single class, except as described below, to approve, adopt or authorize any of the following transactions:

(1)	conversion of the Fund from a closed-end investment company to an open-end investment company,

(2)	a merger or consolidation of the Fund with any other corporation or a reorganization or recapitalization,

(3)	a sale, lease or transfer of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities), or

(4)	a liquidation or dissolution of the Fund,

58

unless such action has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of directors fixed in accordance with the By-Laws, in which case the affirmative vote of the holders of at least a majority of the Fund’s outstanding shares of Common Stock and outstanding preferred shares, including VRDP Shares, voting together as a single class, is required. Except as may otherwise be required by law, in the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization (as such term is used in the 1940 Act) which adversely affects the holders of shares of preferred stock, the action in question will also require the approval, adoption or authorization of the holders of 66 2/3% of the Fund’s preferred Shares voting as a separate class; provided, however, that such separate class vote shall be a majority vote if the action in question has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of directors fixed in accordance with the By-Laws. The 66 2/3% vote required under certain circumstances to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve the other transactions described above are higher than those required by the 1940 Act. The Board of Directors is divided into three classes, such a staggered board could delay for up to two years the replacement of a majority of the Board of Directors. See the SAI under “Certain Provisions in the Articles of Incorporation.”

The provisions of the Articles described above could have the effect of depriving the Common Stockholders of opportunities to sell their shares of Common Stock at a premium over the then current market price of the shares of Common Stock by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objectives and policies. The Board of Directors of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Common Stockholders.

Reference should be made to the Articles on file with the SEC for the full text of these provisions.

REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

The Fund is a closed-end investment company and as such its stockholders will not have the right to cause the Fund to redeem their shares. Instead, the shares of Common Stock will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of closed-end investment companies may frequently trade at prices lower than net asset value, the Fund’s Board of Directors has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of shares of Common Stock, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. The Fund cannot assure you that its Board of Directors will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

If the Fund converted to an open-end investment company, it would be required to redeem all preferred shares, including VRDP Shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the shares of Common Stock would no longer be listed on the NYSE. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption. See the SAI under “Certain Provisions in the Articles of Incorporation” for a discussion of the voting requirements applicable to the conversion of the Fund to an open-end investment company.

59

Before deciding whether to take any action if the shares of Common Stock trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board of Directors may determine that, in the interest of the Fund and its shareholders, no action should be taken. See the SAI under “Repurchase of Fund Shares; Conversion to Open-End Fund” for a further discussion of possible action to reduce or eliminate such discount to net asset value. On November 16, 2011, the Fund’s Board of Directors approved an open market share repurchase program under which the Fund may repurchase up to 10% of its Common Shares. To date, the Fund has repurchased 40,000 shares of Common Stock under the program.

TAX MATTERS

The following information is meant as a general summary for U.S. shareholders. Please see the SAI for additional information. Investors should rely on their own tax adviser for advice about the particular federal, state and local tax consequences to them of investing in the Fund.

The Fund has elected and intends to qualify each year to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code. In order to qualify for treatment as a RIC, the Fund must satisfy certain requirements regarding the sources of its income, the diversification of its assets and the distribution of its income. As a RIC, the Fund is not expected to be subject to federal income tax. The Fund primarily invests in municipal securities (as defined above) issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico or Guam) or municipal securities whose income is otherwise exempt from regular federal income taxes. Substantially all of the Fund’s dividends paid to you are expected to qualify as “exempt-interest dividends.” A shareholder treats an exempt-interest dividend as interest on state and local bonds exempt from regular federal income tax. Federal income tax law imposes an alternative minimum tax with respect to corporations, individuals, trust and estates. Interest on certain municipal securities, such as certain private activity bonds, is included as an item of tax preference in determining the amount of a taxpayer’s alternative minimum taxable income. If the Fund receives income from such municipal securities, a portion of the dividends paid by the Fund, although exempt from regular federal income tax, will be taxable to shareholders whose tax liabilities are determined under the federal alternative minimum tax. The Fund will annually provide a report indicating the percentage of the Fund’s income attributable to municipal securities and the percentage includable in federal alternative minimum taxable income. Corporations are subject to special rules in calculating their federal alternative minimum taxable income with respect to interest from municipal securities.

In addition to exempt-interest dividends, the Fund may also distribute to its shareholders amounts that are treated as long-term capital gain or ordinary income (which may include short-term capital gains). These distributions are generally subject to regular federal income tax, whether or not reinvested in additional shares. Capital gain distributions are generally taxable at rates applicable to long-term capital gains regardless of how long a shareholder has held its shares. Long-term capital gains are taxable to noncorporate shareholders at rates of up to 20%. The Fund does not expect that any part of its distributions to shareholders from its investments will qualify for the dividends-received deduction available to corporate shareholders or as “qualified dividend income,” which is taxable to noncorporate shareholders at reduced maximum U.S. federal income tax rates.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, interest, dividends and certain capital gains are generally be taken into account in computing a shareholder’s net investment income, but exempt-interest dividends are not be taken into account.

60

As a regulated investment company, the Fund will not be subject to federal income tax in any taxable year provided that it meets certain distribution requirements. As described in “Distributions” above, the Fund might not distribute some (or all) of its net capital gain. If the Fund retains any net capital gain or taxable net investment income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount; (ii) will be deemed to have paid their proportionate shares of the tax paid by the Fund on such undistributed amount and will be entitled to credit that amount of tax against their federal income tax liabilities, if any; and (iii) will be entitled to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder.

Dividends declared by the Fund in October, November or December, payable to shareholders of record in such a month, and paid during the following January will be treated as having been received by shareholders in the year the distributions were declared.

Each shareholder will receive an annual statement summarizing the shareholder’s dividend and capital gains distributions.

The repurchase, sale or exchange of shares of Common Stock normally will result in capital gain or loss to holders of Common Stock who hold their shares as capital assets. Generally a shareholder’s gain or loss will be long-term capital gain or loss if the shares have been held for more than one year even though the increase in value in such shares of Common Stock may be at least partly attributable to tax-exempt interest income. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For noncorporate taxpayers, however, long-term capital gains are taxed at rates of up to 20%. Short-term capital gains and other ordinary income are taxed to noncorporate shareholders at ordinary income rates. If a shareholder sells or otherwise disposes of shares of Common Stock before holding them for six months, any loss on the sale or disposition will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the Common Stockholder of long-term capital gain (including any amount credited to the Common Stockholder as undistributed capital gain). Any loss realized on a sale or exchange of shares of the Fund will be disallowed to the extent those shares of the Fund are replaced by substantially identical shares of the Fund (including shares acquired by reason of participation in the Plan) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares, or to the extent the shareholder enters into a contract or option to repurchase shares within such period. In that event, the basis of the replacement shares of the Fund will be adjusted to reflect the disallowed loss.

Any interest on indebtedness incurred or continued to purchase or carry the Fund’s shares to which exempt-interest dividends are allocated is not deductible. Under certain applicable rules, the purchase or ownership of shares may be considered to have been made with borrowed funds even though such funds are not directly used for the purchase or ownership of the shares. In addition, if you receive social security or certain railroad retirement benefits, you may be subject to U.S. federal income tax on a portion of such benefits as a result of receiving investment income, including exempt-interest dividends and other distributions paid by the Fund.

The Fund may be required to withhold (as “backup withholding”) U.S. federal income tax from distributions (including exempt-interest dividends) and repurchase proceeds payable to a shareholder if the shareholder fails to provide the Fund with his or her correct taxpayer identification number or to make required certifications, or if the shareholder has been notified by the IRS that he or she is subject to backup withholding. The backup withholding rate is 28%. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

61

CUSTODIAN AND TRANSFER AGENT

The custodian of the assets of the Fund is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02110. The Custodian performs custodial, fund accounting and portfolio accounting services. The Fund’s transfer, shareholder services and dividend paying agent is also State Street Bank and Trust Company (“Transfer Agent”). The Transfer Agent is located at 250 Royall Street, Canton, Massachusetts 02021.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, an independent registered public accounting firm, provides auditing services to the Fund. The principal business address of Ernst & Young LLP is 155 North Wacker Drive, Chicago, Illinois 60606.

LEGAL OPINION

Certain legal matters in connection with the Common Stock will be passed upon for the Fund by Bingham McCutchen LLP, Washington, D.C. Bingham McCutchen LLP will rely as to certain matters under Minnesota law on the opinion of Dorsey & Whitney LLP, Minneapolis, Minnesota.

AVAILABLE INFORMATION

The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the 1940 Act and is required to file reports, proxy statements and other information with the SEC. These documents can be inspected and copied for a fee at the SEC’s public reference room, 100 F Street, NE, Washington, D.C. 20549-0102, and Northeast Regional Office, Woolworth Building, 233 Broadway, New York, NY 10013-2409. Reports, proxy statements, and other information about the Fund can be inspected at the offices of the NYSE.

This Prospectus does not contain all of the information in the Fund’s Registration Statement, including amendments, exhibits, and schedules. Statements in this Prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by this reference.

Additional information about the Fund and Common Stock can be found in the Fund’s Registration Statement (including amendments, exhibits, and schedules) on Form N-2 filed with the SEC. The SEC maintains a web site (http://www.sec.gov) that contains the Fund’s Registration Statement, other documents incorporated by reference, and other information the Fund has filed electronically with the SEC, including proxy statements and reports file under the Exchange Act.

62

STATEMENT OF ADDITIONAL INFORMATION

63

APPENDIX A: FACTORS AFFECTING MUNICIPAL SECURITIES IN CALIFORNIA

The following information constitutes only a brief summary of some of the general factors that may impact certain issuers of municipal bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of municipal bonds held by the Fund are subject. Additionally, many factors, including national economic, social and environmental policies and conditions, which are not within the control of the issuers of the municipal bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of the municipal securities, the market value or marketability of the municipal securities or the ability of the respective issuers of the municipal bonds acquired by the Fund to pay interest on or principal of the municipal securities. This information has not been independently verified.

The Fund invests a high proportion of its assets in California municipal securities. The payment of interest on and preservation of principal in these securities are dependent upon the continuing ability of California issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. In addition to general economic pressures, certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could adversely affect a California issuer’s ability to raise revenues to meet its financial obligations.

Special Risk Considerations Relating to California Municipal Securities

As described in the Prospectus, under normal circumstances, the Fund will invest at least 80 percent of its Managed Assets in municipal securities and other related investments the income from which is exempt from regular federal and California income tax. The Fund seeks to achieve its investment objectives by investing in tax-exempt California municipal securities that Nuveen Asset Management believes are underrated and undervalued or that represent municipal market sectors that are undervalued. The specific California municipal securities in which the Fund will invest will change from time to time. The Fund is therefore susceptible to political, economic, regulatory or other factors affecting issuers of California municipal securities.

The following information constitutes only a brief summary of a number of the complex factors which may impact issuers of California municipal securities and does not purport to be a complete or exhaustive description of all adverse conditions to which issuers of California municipal securities may be subject. Such information is derived from official statements utilized in connection with the issuance of California municipal securities, as well as from other publicly available documents. Such an official statement, together with any updates or supplements thereto, generally may be obtained upon request to the Treasurer’s office of the State of California. Such information has not been independently verified by the Fund and the Fund assumes no responsibility for the completeness or accuracy of such information. The summary below does not include all of the information pertaining to the budget, receipts and disbursements of the State of California that would ordinarily be included in various public documents issued thereby, such as an official statement prepared in connection with the issuance of general obligation bonds of the State of California. Additionally, many factors, including national, economic, social and environmental policies and conditions, which are not within the control of such issuers, could have an adverse impact on the financial condition of such issuers. The Fund cannot predict whether or to what extent such factors or other factors may affect the issuers of California municipal securities, the market value or marketability of such securities or the ability of the respective issuers of such securities acquired by the Fund to pay interest on or principal of such securities. The creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and there is no assurance on the part of the State of California to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within the State of California, and it is possible the Fund will invest in obligations of particular issuers as to which such specific factors are applicable. However, the information set forth below is intended only as a general summary and not as a discussion of any specific factors that may affect any particular issuer of California municipal securities.

General Economic Conditions

The State of California’s economy, the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. The relative proportion of the various components of the State’s economy closely resembles the make-up of the national economy, and, as a result, events which negatively affect such industries may have a similar impact on the State and national economies.

The State of California, like the rest of the nation is emerging from an economic recession that began at the end of 2007, marked in California by high unemployment, steep contraction in housing construction and home values, a drop in Statewide assessed valuation of property for the first time on record, a year-over-year decline in personal income in the State for the first time in 60 years and a sharp drop in taxable sales. Because of the magnitude of the economic displacement resulting from the recession, the State continues to face significant financial challenges.

California’s economy continued its slow recovery in 2012 despite financially strapped State and local governments, and is expected to grow at a moderate pace in 2013. From July 2007 to September 2009, the State lost nearly 1.4 million jobs. The State’s unemployment rate fell 1.4 percent in 2012, ending at 9.8 percent (seasonally adjusted) in December 2012. This was 2.6 percent lower than its peak of 12.4 percent in July-October 2012, but 5.0 percent higher than the pre-recession low of 4.8 percent in November 2006. California’s unemployment rate was 9.8 percent (seasonally adjusted) in January 2013, compared to 7.9 percent nationally. California and Rhode Island had the highest unemployment rates among all the states in January 2013. Industry employment is forecasted to expand 2.1 percent and 2.4 percent in 2013 and 2014, respectively, while personal income is projected to grow 4.3 percent in 2013 and 5.5 percent in 2014.

The precipitous decline of the State’s housing sector appears to have ended, though recovery in the real estate market has been uneven. Rising demand for homes, coupled with limited inventories of homes for sale, drove existing home prices up in 2012. During the first eleven months of 2012, the median sales price rose to almost $350,000, but this was still below the State medium price of $526,000 in 2005. The pace of new home permitting during 2012 as a whole was up 23.6 percent from 2011. The value of nonresidential permitting, however, slowed by 10.4 percent compared to 2011. The number of forecloses dropped in the third quarter of 2012 to the lowest level since the first quarter of 2007, but were still much higher than historic norms. In the third quarter of 2012, notices of default declined to 49,026 from their peak of 135,431 in the first quarter of 2009. Foreclosure rates may increase in the future as a result of the resetting of rates on adjustable rate mortgages, the commencement of amortization on mortgages that were previously in an interest-only mode, and the expiration of mortgage foreclosure relief programs. The impact of the resetting may be mitigated by the resets being spread out over multiple years, and may be further mitigated if mortgage interest rates remain low. In addition, it is generally believed that the State has a large (but difficult to measure) “hidden inventory” of homes in default or facing foreclosure.

The prospect of a European financial crisis and impending contractionary federal fiscal policy actions are the most significant known risks at this point. California’s exposure to this risk is less than the nation’s as a whole as the Pacific Rim economics are much more important to California’s economy than the European economies. Another risk is the impact of a number of impending federal fiscal policy developments that could slow economic growth in the first half of 2013. These developments include the imposition of automatic federal spending cuts, dealing with the federal debt ceiling and the expiration of a continuing resolution authorizing federal spending.

State of California—Government

The State of California’s Constitution provides for three separate branches of government: the legislative, the judicial and the executive. The Constitution guarantees the electorate the right to make basic decisions, including amending the Constitution and local government charters. In addition, the State of California’s voters may directly influence the State of California’s government through the initiative, referendum and recall processes.

Local Governments

The primary units of local government in California are the 58 counties, which range in population from approximately 1,200 in Alpine County to approximately 10 million in Los Angeles County. Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails, and public safety in unincorporated areas. There are also 480 incorporated cities in California and thousands of special districts formed for education, utilities, and other services. Spending and revenues collected by the State or by local governments has shifted over the past decades.

The fiscal condition of local governments has been constrained since Proposition 13, which added Article XIII A to the State Constitution, was approved by California voters in 1978. Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose “special taxes” (those devoted to a specific purpose) without two-thirds voter approval. Proposition 218, another constitutional amendment enacted by initiative in 1996, further limited the ability of local governments to raise taxes, fees, and other exactions. Counties, in particular, have had fewer options to raise revenues than many other local government entities, while they have been required to maintain many services.

In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including assuming principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the Legislature reduced the post-Proposition 13 aid to local government entities other than K-12 schools and community colleges by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources, such as sales taxes, and reduced certain mandates for local services funded by cities and counties.

The 2004 Budget Act, related legislation and the enactment of Proposition 1A in 2004 dramatically changed the State-local fiscal relationship. These constitutional and statutory changes implemented an agreement negotiated between the Governor and local government officials (the “state-local agreement”) in connection with the 2004 Budget Act.

As part of the state-local agreement, voters at the November 2004 election approved Proposition 1A (“Proposition 1A of 2004”). Proposition 1A of 2004 amended the State Constitution to, among other things, reduce the Legislature’s authority over local government revenue sources by placing restrictions on the State’s access to local governments’ property, sales, and vehicle license fees (“VLF”) revenues as of November 3, 2004. This proposition permitted the State to borrow from local government funds. Proposition 22, adopted on November 2, 2010, supersedes Proposition 1A of 2004 and completely prohibits any future borrowing by the State from local government funds, and generally prohibits the Legislature from making changes in local government funding sources. Allocation of local transportation funds cannot be changed without an extensive process.

In addition, the 2011 Budget Act realigned the State-local relationship, and shifted approximately $5.6 billion in State program costs to local governments (primarily to counties), and provided a comparable amount of funds to support these new local government commitments. The programs shifted included health and human services programs (like child welfare services and mental health programs) and criminal justice programs. The 2011 Budget Act established various formulas to determine how much revenue from State sales tax and State and local VLF revenues is deposited into accounts for local programs, several of which have annual caps on how much funding they can receive. The 2012 Budget Act continued the shifting of program costs from the State to the local level.

Proposition 26, adopted on November 2, 2010, makes it harder for the State to generate revenue from increasing taxes as the proposition expands the definition of “taxes” under existing Constitutional provisions. A two-thirds vote of the Legislature is required to approve a tax increase. In the November 2012 election, the Democrats gained a supermajority in both houses of the State Legislature, giving Democrats a two-third majority needed to pass legislation that increases taxes, as well as override a veto by the Governor. This two-third majority, however, was lost a month-and-a-half into the legislative secession due to resignations, though the Democrats may regain their two-third majority if they win certain special elections. There is no guarantee that there will not be future resignations and special elections which would change the composition of the Legislature.

State of California Finances

The moneys of the State of California are segregated into the General Fund and over 900 other funds, including special, bond and trust funds. The General Fund consists of revenues received by the State of California Treasury and is not required by law to be credited to any fund and earnings from the investment of State of California moneys not allocable to another Fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of the State of California.

The following is a summary of the State of California’s major revenue sources:

•

Personal Income Tax. The California personal income tax is closely modeled after the federal income tax law. It is imposed on net taxable income (gross income less exclusions and deductions), with rates ranging from 1 to 12.3 percent for the 2012 tax year. The personal income tax is adjusted annually by the change in the consumer price index. Personal, dependent, and other credits are allowed against the gross tax liability. Taxpayers may be subject to an alternative minimum tax (“AMT”), which is much like the federal AMT.

In addition, Proposition 63, approved by the voters in November 2004, imposes a 1 percent surtax on taxable income over $1 million. The surtax became effective January 1, 2005. The proceeds of the tax surcharge are required to be used to expand county mental health programs.

Taxes on capital gains realizations, which are largely linked to stock market performance, can add a significant dimension of volatility to personal income tax receipts. Since 2003, capital gains tax receipts accounted for as much as 12 percent and as little as 3.0 percent of General Fund revenues over the past 10 years. Forecasting capital gains is extremely difficult, as the forecasts can change rapidly during a year due to abrupt changes in asset markets and the overall economy.

•

Sales Tax. The sales tax is imposed upon retailers for the privilege of selling tangible personal property in California. Most retail sales and leases are subject to the tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas delivered through mains and electricity. Other exemptions provide relief for a variety of sales ranging from custom computer software to aircraft. As of January 1, 2013, the breakdown of the base State and local sales tax was 7.5 percent. Certain cities and counties have increased the sales tax percentage in their jurisdiction above the base amount.

•

Corporation Tax. The State of California’s corporate tax revenue is derived from franchise tax, corporate income tax, additional taxes on banks and other financial corporations, an AMT similar to the federal AMT and a tax on the profits of Sub-Chapter S corporations. On November 6, 2012, voters approved Proposition 39, which changes the way some taxes are calculated for multistate businesses, and likely will result in increased revenues as some multistate business will pay more taxes.

•	Insurance Tax. The majority of insurance written in the State of California, subject to certain exceptions, is subject to a 2.35 percent gross premium tax.

•

Estate Tax; Other Taxes. The State of California estate tax is based on the State of California death tax credit allowed against the federal estate tax and is designed to pick up the maximum credit allowed against the federal estate tax return. The State of California estate tax was eliminated beginning in 2005 in conjunction with the phase out of the federal estate tax. However, on January 1, 2011, the federal estate tax was reinstated along with the State of California estate tax. Other sources of General Fund revenue include inheritance and gift taxes, cigarette taxes, alcoholic beverage taxes, horse racing license fees and trailer coach license fees.

State of California Budget Process

The State of California’s fiscal year begins on July 1st and ends on June 30th of the following year. Under the State of California Constitution, money may be drawn from the Treasury only through an appropriation made by law. The primary source of the annual expenditure is the annual Budget Act as approved by the Legislature and signed by the Governor. The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the “Governor’s Budget”). State of California law requires the annual proposed Governor’s Budget to provide for projected revenues equal to or in excess of projected expenditures for the ensuing fiscal year. Following the submission of the Governor’s Budget, the Legislature takes up the proposal. During late spring, usually in May, the Department of Finance submits revised revenue and expenditure estimates (known as the May revision) for both the current and budget years to the Legislature. This update process is referred to as the May Revision. The Budget Act, which follows the May Revision, must be approved by a majority vote of each House of the Legislature.

Appropriations also may be included in legislation other than the Budget Act. With limited exceptions, bills containing General Fund appropriations must be approved by a two-thirds majority vote in each House of the Legislature and be signed by the Governor. Continuing appropriations, available without regard to fiscal year, may also be provided by statute or the State of California’s Constitution.

The Governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature.

The Balanced Budget Amendment (Proposition 58 approved by voters in 2004) requires the State of California to enact a balanced budget, establishes a special reserve in the General Fund, restricts future borrowings to cover budget deficits, and provides for mid-year budget adjustments in the event that the budget falls out of balance. The Legislature may not pass a budget bill in which General Fund expenditures exceed estimated General Fund revenues and fund balances at the time of passage and as set forth in the budget bill. As a result of the requirements of Proposition 58, the State of California would, in some cases, have to take more immediate actions to correct budgetary shortfalls. For example, if, after passage of the Budget Act, the Governor determines that the State is facing substantial revenue shortfalls or spending deficiencies, the Governor is authorized to declare a fiscal emergency and propose legislation to address the emergency. The Legislature would be called in to special session to address this proposal. If the Legislature fails to send legislation to the Governor to address the fiscal emergency within 45 days, it would be prohibited from acting on any other bills or adjourning until fiscal legislation is passed. Such fiscal emergencies were declared in 2008, 2009, 2010, and 2011, and the Legislature was called into various special sessions to address budget shortfalls. Proposition 58 also prohibits certain future borrowings to cover budget deficits. These restrictions apply to general obligation bonds, revenue bonds and certain other forms of long-term borrowings, but do not apply to certain other types of borrowing, such as (i) short-term borrowing to cover cash shortfalls in the General Fund (including revenue anticipation notes or revenue anticipation warrants currently used by the State), or (ii) inter-fund borrowings.

In addition to Proposition 58, a number of other laws and constitutional amendments have been enacted over the years, often through voter initiatives, which have made it more difficult to raise the State of California’s taxes, have restricted the use of the State of California’s General Fund or special fund revenues, or have otherwise limited the Legislature and Governor’s discretion in enacting budgets. Examples of constraints on the budget process include Proposition 13 (requiring a two-thirds vote in each House of the Legislature to change State of California taxes enacted for the purpose of increasing revenues collected), Proposition 98 (requiring a minimum percentage of General Fund revenues be spent on local education), Proposition 49 (requiring expanded State of California funding for before and after school programs), Proposition 10 (raising taxes on tobacco products but mandating the expenditure of such revenues), Proposition 63 (imposing a 1 percent tax surcharge on taxpayers with annual taxable income of more than $1 million in order to fund mental health services and limiting the Legislature or Governor from redirecting funds now used for mental health services), and Proposition 22 (restricts the ability of the State to use or borrow money from local governments and moneys dedicated to transportation financing, and prohibits the use of excise taxes on motor vehicle fuels to offset General Fund costs of debt service on certain transportation bonds). Proposition 25 was intended to end delays in the adoption of the annual budget by changing the legislative vote necessary to pass the budget bill from two-thirds to majority vote and requiring the legislators to forgo their pay if the Legislature fails to pass the budget bill on time.

State of California Budget

Budget deficits in California have recurred from year-to-year for over a decade. Weakness in the State economy caused State tax revenues to decline precipitously, resulting in large budget gaps and cash shortfalls. In addition to the recent economic downturn, California’s chronic budget crises are also a result of State spending commitments funded by temporary spikes in revenues. Once revenues return to their normal trend or drop precipitously, these commitments cannot be sustained, and dramatic cuts to programs and/or tax increases sometimes have been required. Budgets also have repeatedly been balanced using, at least in part, unrealized assumptions and one-time or temporary measures.

California’s budget challenges have been exacerbated by a “wall of debt,” which is an unprecedented level of debt, deferrals and budgetary obligations that have accumulated for over a decade. As a result, the State is paying for the expenses of the past and will do so for the foreseeable future. The total debt obligations for the end of 2010-11 were $34.2 billion.

For the first time in over a decade, the 2013-14 budget proposal projects a balanced budget and projects a balanced budget in future years, eliminating the estimated $20 billion annual shortfalls that were projected two years ago. Many challenges to having a balanced budget, however, remain. The budget is balanced by only a narrow margin. The 2013-14 budget proposal projects modest economic growth, while the pace of the nation’s and the State’s economic recovery remains uncertain. There may be pressure to increase spending if the federal government shifts additional program costs to the State and as health care costs rise. Further, the federal government and courts could interfere with authorized budget cuts. In addition, the State has not begun the process of addressing its huge unfunded liabilities associated with the State’s retirement systems and State retiree health benefits.

The discussion herein of the fiscal year 2012-13 budget and Governor Brown’s proposed budget for 2013-14 is based on estimates and projections of revenues and expenditures by the Governor’s administration, and must not be construed as statements of fact. These estimates and projections are based upon various assumptions, which may be affected by numerous factors, including future economic conditions in California and the nation, and there can be no assurance that the estimates will be achieved.

Fiscal Year 2012-2013 State Budget

Governor Brown released his 2012-13 budget proposal on January 5, 2012. The budget proposal forecasted that economic recovery in California would continue at a slow pace. The Governor projected that the State would end fiscal year 2011-12 with a deficit of $4.1 billion and, absent corrective actions, a projected deficit of $5.1 billion in 2012-13. The proposal included $10.3 billion in spending cuts and revenue increases to balance the budget and rebuild a $1.1 billion reserve. The proposal was based on the assumption that voters in November would approve a temporary tax increase on individuals with incomes over $250,000 and a temporary increase in sales tax.

Spending cuts in the proposed budget included reductions to CalWORKs and subsidized child care, merging service delivery for Medi-Cal and Medicare, reducing funding for schools, reducing college grants, and repealing or suspending many State mandates on local governments. The proposed tax measures would prevent budget triggers that would cut spending to education and local public safety funding, as well as allow the State to invest in higher education and pay off $33 billion in outstanding budgetary borrowings and deferrals by 2015-16. The 2012-13 budget proposal and the 2011 Budget Act both shifted various programs from the State to the local level and eliminated or consolidated many State boards, commissions, programs and departments. The 2012-13 budget proposal also included a major reorganization of the remaining State entities.

The initial budget for 2012-13 estimated that the State faced a $9.2 billion budget problem. The May revisions for 2012-13 (the “2012 May Revision”) estimated that the problem increased to $15.7 billion. The 2012 May Revision continued the policies in the 2011 Budget Act of cutting costs, moving government programs from the State to local level and paying down debt.

On June 15, 2012, the Legislature sent the 2012-13 budget bill to the Governor, and the Governor signed the final budget package for 2012-13 (the “2012 Budget Act”) on June 27, 2012. In approving the 2012 Budget Act, the Governor exercised his line-item veto power to reduce General Fund expenditures by about $129 million and reduce special fund spending by $67 million. The 2012 Budget Act closed a projected budget gap of $15.7 billion over the two fiscal years of 2011-12 and 2012-13, and projected a $948 million reserve by June 30, 2012, by enacting a total of $16.6 billion in solutions. General Fund revenues and transfers for fiscal year 2012-13 were projected at $95.0 billion, an increase of $9.1 billion compared with fiscal year 2011-12. General Fund expenditures for fiscal year 2012-13 were projected at $91.3 billion, an increase of $4.3 billion compared to the prior fiscal year. General Fund spending outside of Proposition 98 was projected to decline by $1.5 billion (2.8 percent), excluding a required one-time repayment of $2.1 billion that the State borrowed from local governments in 2009. The 2012 Budget Act also included special fund expenditures of $39.4 billion and bond fund expenditures of $11.7 billion.

The 2012 Budget Act continued the shifting of various programs from the State to the local level and eliminated or consolidated many State boards, commissions, programs and departments, including a major reorganization of State entities. The 2012 Budget Act assumed that voters would approve Proposition 30, which would temporarily raise personal income taxes for upper income taxpayers and increase sales taxes. Voters approved this proposition in November 2012.

As part of the 2012-13 budget process, the Legislature approved an ongoing funding structure for the State programs realigned to the local government. The 2012 Budget Act projected continued steady growth of the State’s major tax revenue sources. The Brown administration projected that the General Fund budget would be balanced on an ongoing basis for the first time in over a decade.

Fiscal Year 2013-2014 Proposed State Budget

Governor Brown released his fiscal year 2013-14 budget proposal on January 10, 2013. The Governor’s administration estimates that fiscal year 2012-13 will have a $2.4 billion operating surplus, which will erase the $2.2 billion deficit that remained after fiscal year 2011-12. This will leave the General Fund with a small reserve for 2013-14. The budget projects General Fund revenues of $98.5 billion, General Fund expenditures of $97.7 billion, and a $1 billion reserve at the end of 2013-14.

The proposed General Fund and special fund spending for fiscal year 2012-13 is $138.6 billion, a 4.5% increase in spending from the prior fiscal year. The largest spending increases are in education and health care.

The Governor proposes expanding Medi-Cal under the federal health care reform law. The Governor also proposes a new formula to finance K-12 education and increasing General Fund support for higher education by $1.4 billion (13 percent) than under the 2012 Budget Act. Other spending levels reflect a baseline budget, meaning that State-supported program and service levels established in 2012-13 generally will continue “as is” in 2013-14.

The California Legislative Analyst’s Office (“LAO”) stated that the proposed budget “reflects a significant improvement in the state’s finances, due to the economic recovery, prior budgetary restraint, and voters’ approval of temporary tax increases.” Over the past decade, budgets have included billions of dollars in proposed solutions to close budget shortfalls. Now, however, the State’s underlying expenditures and revenues estimates are roughly in balance. The proposed budget includes a limited set of actions (such as delaying repayment of some special fund loans and authorized two health-related taxes) in order to keep the budget in balance, build a modest reserve and fund a limited number of augmentations. The Governor also proposes to eliminate most of the “wall of debt,” about $34 billion of selected budgetary obligations that were incurred in recent years, though 2016-17.

There are several risks in the revenue estimates given the uncertainty in federal fiscal policy and volatility inherent in the State’s revenue system. Under the Governor’s multiyear plan, the State would not have a sizable reserve at the end of 2016-17 and would not have addressed the huge unfunded liabilities in its public retirement system and State retiree health benefits. The budget proposal assumes a continuation of the current moderate economic recovery in the U.S. and California.

Municipal Bankruptcies

Federal bankruptcy law permits local governments—counties, cities, special districts, school districts and community college districts—to file for relief under Chapter 9 provided that their state government authorizes this action. California provides its local governments with broad authority to file Chapter 9, but generally requires cities, counties and special districts to engage in a “neutral evaluation” process prior to filing for Chapter 9 relief. To file for Chapter 9 relief, a locality must be insolvent and have no feasible alternatives to bankruptcy. When a local government files for Chapter 9, the locality receives an “automatic stay” that stops the collection activity by creditors and protects the locality from litigation. A court must determine if the locality is eligible for Chapter 9 protection, and, if so, the locality must develop a plan of adjustment. Creditors and the court must approve the plan adjustment. Once the court approves the plan of adjustment, it creates a new contractual agreement between the locality and its creditors.

As of November 2012, three California localities made Chapter 9 bankruptcy filings in 2012, which occurred just months after another California locality had completed its three-year Chapter 9 process. Three of these bankruptcies were filed for similar reasons, including: long-term imbalances in revenues and spending; reduced tax revenues associated with the downturn in the economy; constraints to reducing expenditures in the short-term; and increasing costs for retiree benefits. The other bankruptcy was mostly due to a legal judgment that required the locality to pay an amount to a creditor that was more than twice its annual general fund budget.

Moody’s has concluded that the risk profile of California cities has increased due to the State’s real estate market, difficulty to raise revenue and local governments that receive little oversight from State. According to the LAO, except for K-12 education, the State does not have a significant role in monitoring the fiscal health of localities. Instead, the responsibility for reviewing local government fiscal conditions rests with local communities. Moody’s believes that the risk of default on municipal bonds is increasing.

The use of Chapter 9 bankruptcy filings by local governments could have an impact on creditors and parties with whom they contract, including bond holders. Some of localities that have filed for bankruptcy have not skipped bond payments. In addition, bankruptcies at the local level could impact the State’s overall fiscal outlook.

Ratings

The State’s fiscal situation increases the risk of investing in California municipal securities, including the risk of potential issuer default, and also heightens the risk that the prices of California municipal securities, and the Fund’s net asset value, will experience greater volatility. Between July and January 2010, three major rating organizations downgraded California’s general obligation bond rating. Further downgrades of California’s general obligation bond rating could result in a reduction in the market value of the California municipal securities held by the Fund, which could negatively impact the Fund’s net asset value and/or the distributions paid by the Fund.

S&P and Moody’s assign ratings to California’s long-term general obligation bonds. The ratings of S&P and Moody’s represent their opinions as to the quality of the municipal bonds they rate. The ratings are general and not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yields. In 2009 and early 2010, California’s general obligation bond ratings were significantly downgraded by Moody’s and S&P. Moody’s downgraded the State’s general obligation credit rating to “Baa1” in July 2009, and in January 2010, S&P downgraded the credit rating to “A-.” These credit ratings have not been this low since 2003 and 2004 and the State has one of the lowest bond ratings of any state. In April 2010, Moody’s raised the State’s general obligation rating to A1 and Fitch raised the rating to A- from BBB. In January 2013, S&P raised the State’s general obligation credit rating to “A.”

There can be no assurance that such ratings will be maintained in the future. The State’s credit rating, and any future revisions or withdrawal of a credit rating, could have a negative effect on the market price of the State’s general obligation bonds, as well as notes and bonds issued by California’s public authorities and local governments. Lower credit ratings make it more expensive for the State to raise revenue, and in some cases, could prevent the State from issuing general obligation bonds in the quantity otherwise desired. Further, downgrades can negatively impact the marketability and price of securities in the Fund’s portfolio.

Recently, some municipal issuers either have been unable to issue bonds or access the market to sell their issues or, if able to access the market, have issued bonds at much higher rates. Should the State or municipalities fail to sell bonds when and at the rates projected, the State could experience significantly increased costs in the General Fund and a weakened overall cash position in the current fiscal year.

State of California Indebtedness and Other Obligations

The State of California Treasurer is responsible for the sale of debt obligations of the State of California and its various authorities and agencies. The State uses General Fund revenues to pay debt-service costs for principal and interest payments on two types of bonds used primarily to fund infrastructure—voter-approved general obligations bonds and lease-revenue bonds approved by the Legislature. The debt service ratio (“DSR”) is the ratio of annual General Fund debt-service costs to annual General Fund revenues and transfers, and is often used as an indicator of the State’s debt burden. The higher the DSR and the more rapidly it rises, the more closely bond raters, financial analysts and investors tend to look at the State’s debt practices. Also, higher debt-service expenses limit the use of revenue for other programs. In 2011-12, the debt service cost for infrastructure bonds was $5.2 billion, or 6 percent, of General Fund revenues. The State’s DSR grew in the 1990s when its use of infrastructure bonds increased. The ratio increased in 2007-08 due to approval of large bond measures in 2006 and declines in revenues due to the recession. Although debt-service costs likely will increase as authorized bonds are sold, the DSR is expected to remain near 6 percent over the next few years. This is because General Fund debt service and revenues are expected to grow at similar rates. To the extent additional bonds are authorized and sold in future years, the State’s debt-service costs and the DSR will increase. To the extent additional bonds are authorized and sold in future years, the State’s debt-service costs and the DSR will increase.

Current State of California debt obligations include:

•

General Obligation Bonds. The State of California’s Constitution prohibits the creation of general obligation indebtedness of California unless a bond measure is approved by a majority of the electorate voting at a general election or direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State of California’s Constitution, the appropriation to pay debt service on the general obligation bonds cannot be repealed until the principal and interest on the bonds have been paid. Certain general obligation bond programs, called “self-liquidating bonds,” receive revenues from specified sources so that moneys from the General Fund do not pay debt service, but the General Fund is liable as a back-up if the specified revenue source is not sufficient. The principal self-liquidating bond programs are the ERBs, supported by a special sales tax, and veteran general obligation bonds, supported by mortgage repayments from housing loans made to military veterans.

As of February 1, 2013, the State had outstanding approximately $79.3 billion aggregate principal amount of long-term general obligation bonds, of which approximately $72.9 billion were payable primarily from the State’s General Fund, and approximately $6.5 billion were “self-liquidating” bonds payable first from other special revenue funds. As of February 1, 2013, there were unused voter authorizations for the future issuance of approximately $33.2 billion long-term general obligation bonds, some of which may first be issued as commercial paper notes. Of this unissued amount, approximately $1.3 billion is for general obligation bonds payable first from other revenue sources. As part of the 2012-13 budget package, the Legislature canceled $32.7 million of unused bond authorizations.

A ballot measure is scheduled to be submitted to the voters in November 2014 to approve the issuance of approximately $11.1 billion in general obligation bonds for a wide variety of purposes relating to improvement of the State’s water supply systems, drought relief, and groundwater protection. Additional bond measures may be included on future election ballots, but any proposed bond measure must first be approved by the Legislature or placed on the ballot through the initiative process.

•

Variable Rate General Obligations Bonds. The general obligation bond law permits the State to issue as variable rate indebtedness up to 20 percent of the aggregate amount of long-term general obligation bonds outstanding. These bonds represent about 5.2 percent of the State’s total outstanding general obligation bonds. The State plans to refund and/or remarket into long-term fixed rates the general obligation bonds having a mandatory tender on April 2, 2013, totaling $505 million. Under State law, except for economic recovery bonds (“ERBs”) and certain other variable rate bonds without credit enhancement, the State must pay the principal of any general obligation bonds which are subject to optional or mandatory tender, and which are not remarketed or, if applicable, purchased by financial institutions which provide liquidity support to the State. The State has not entered into any interest rate hedging contracts in relation to any of its variable rate general obligation bonds, and it no longer has any auction rate bonds outstanding.

•

General Obligation Commercial Paper Program. Pursuant to legislation enacted in 1995, voter-approved general obligation indebtedness may, in some cases, be issued as commercial paper notes. Commercial paper notes may be renewed or refunded by the issuance of long-term bonds. It is currently the State’s policy to use commercial paper notes to provide flexibility for bond programs, such as to provide interim funding of voter-approved projects and to facilitate refunding of variable rate bonds into fixed rate bonds. Commercial paper notes are not included in the calculation of permitted variable rate indebtedness described above under “Variable Rate General Obligation Bonds.” A total of $1.7 billion of commercial paper is authorized under agreements with various banks. A total of $314.6 of commercial paper was outstanding as of March 1, 2013.

•

Bank Arrangements. In connection with the letters of credit or other credit facilities obtained by the State in connection with variable rate obligations and the commercial paper program, the State has entered into a number of reimbursement agreements or other credit agreements with a variety of financial institutions. These agreements include various representations and covenants of the State, and the terms by which the State would be required to repay any drawings on respective letters of credit or other credit enhancement to which such credit agreements relate. To the extent that variable rate obligations cannot be remarked over an extended period, interest payable by the State pursuant to the reimbursement agreement or credit agreement would generally increase over current market levels relating to the variable rate obligations, and the principal repayment period would generally be shorter than the period otherwise applicable to the variable rate obligation. On occasion, the State’s variable rate obligations have not been remarketed, resulting in draws on the applicable credit facilities. In the past two years, the State has been able to extend or replace most of its expiring credit facilities. In some cases bonds have been redeemed with excess ERB revenues or converted to bond structures which do not require a credit facility.

•

Lease-Purchase Obligations. The State builds and acquires facilities through the use of lease purchase borrowing, in addition to general obligation bonds. Under these arrangements, the State of California Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities, such as office buildings, university buildings or correctional institutions. These facilities are leased to State agencies, the California State University, the University of California, or the Judicial Council under a long-term lease that provides the source of payment of the debt service on the lease-purchase bonds. Under applicable court decisions, such lease arrangements do not constitute the creation of “indebtedness” within the meaning of State Constitutional provisions that require voter approval. The State had approximately $11.7 billion in lease-revenue obligations outstanding as of February 1, 2013. The State Public Works Board, which is authorized to sell lease-revenue bonds, had approximately $7.2 billion of authorized and unissued bonds as of February 1, 2013.

•

Non-Recourse Debt. Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from the State’s revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities, housing, health facilities and pollution control facilities. State agencies and authorities had approximately $56.9 billion aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund outstanding as of December 31, 2012.

•

Build America Bonds. In February 2009, Congress enacted certain new municipal bond provisions as part of the American Recovery and Reinvestment Act (the “ARRA”). One provision of the ARRA allows municipal issuers such as the State to issue Build America Bonds (“BABs”) for new infrastructure investments. BABs are bonds whose interest is subject to federal income tax, but the U.S. Treasury will repay to the State an amount equal to 35 percent of the interest cost on any BABs issued during 2009 and 2010, which is financially more advantageous for certain maturities of bonds. The BAB subsidy payments from general obligation bonds are General Fund revenues to the State, while subsidy payments for lease-revenue bonds are deposited into a fund which is made available to the State Public Works Board for any lawful purpose. In neither instance are the subsidy payments specifically pledged to repayment of the BABs to which they relate. The cash subsidy payment with respect to the BABs, to which the State is entitled, is treated by the Internal Revenue Service as a refund of a tax credit and such refund may be offset by the Department of Treasury by any liability of the State payable to the federal government. As of March 1, 2013, the State has received all BAB cash subsidy payments to which it has been entitled, without offset. Between April 2009 and December 2010, the State issued approximately $13.5 billion of BAB general obligation bonds and $551 million of BAB lease-revenue bonds. The aggregate amount of the subsidy payments to be received from fiscal year 2012-13 through the maturity of these bonds (usually, 20 to 30 years) is approximately $8.7 billion for the general obligations BABs and $298 million for the lease-revenue BABs. Federal legislative proposals have been made from time to time which would provide for further issuance of BABs, but none have been enacted into law.

It has been reported that BAB subsidy payments will be reduced by about 8.7 percent overall for the 2013 federal fiscal year (ending September 30, 2013). The State expected to receive about $176 million of BAB subsidy payments for the balance of the federal fiscal year ending September 30, 2013 for its general obligation and State Public Works Board lease-revenue BABs. An 8.7 percent reduction would total about $15.3 million. None of the BAB subsidy payments are pledged to pay debt service, so this reduction would not affect the State’s ability to pay all of its general obligation and lease revenue BABs on time, nor have any material impact on the General Fund.

•

Future Issuance Plans; General Fund Debt Ratio. Since 2006, a significant amount of new general obligation bonds, lease-revenue bonds and Proposition 1A bonds have been authorized by voters and/or the Legislature. These authorizations led to a substantial increase in the amount of General Fund-supported debt outstanding, from $44.9 billion as of July 1, 2006 to $86.5 billion as of February 1, 2013, while still leaving current authorized and unissued bonds of about $31.9 billion. Based on estimates from the State Treasurer’s office, approximately $4.7 billion of new money general obligation bonds (some of which may initially be in the form of commercial paper notes) and approximately $1.8 billion of lease-revenue bonds will be issued in calendar year 2013 These projections will be updated based on updated funding needs and actual spending. The actual amount of bonds sold will depend on other factors such as overall budget constraints and market conditions. The State also expects to issue refunding bonds as market conditions warrant.

With the continued issuance of authorized but unissued new bond sales, the ratio of debt service on general obligation and lease-revenue bonds supported by the General Fund, to annual General Fund revenues and transfers (the “General Fund Debt Ratio”), can be expected to increase in future years. Based on the revenue estimates in the 2013-14 proposed budget and bond issue estimates, the General Fund Debt Ratio is estimated to equal approximately 9.0 percent in fiscal year 2012-13 and 7.8 percent in fiscal year 2013-14. This calculation is not adjusted for receipts from the U.S. Treasury for the State’s current outstanding general obligation and lease-revenue BABs or the availability of any special funds that may be used to pay a portion of the debt service to help reduce General Fund costs. Including the estimated offsets reduced the General Fund Debt Ratio to 7.8 percent in fiscal year 2012-13 and 6.2 percent in fiscal year 2013-14.

•

Economic Recovery Bonds. The California Economic Recovery Bond Act (“Proposition 57”) was approved by the voters on March 2, 2004. Proposition 57 authorizes the issuance of up to $15 billion in ERBs to finance the negative General Fund reserve balance as of June 30, 2004 and other General Fund obligations undertaken prior to July 1, 2004. Repayment of the ERBs is secured by a pledge of revenues from a one-quarter cent increase in the State’s sales and use tax starting July 1, 2004. In addition, as voter-approved general obligation bonds, the ERBs are secured by the State’s full faith and credit, and are payable from the General Fund in the event the dedicated sales and use tax revenue is insufficient to repay the bonds. The entire authorized amount of ERBs has been issued, and no further ERBs can be issued under Proposition 57, except for refunding bonds.

The State issued refunding ERBs in 2009 to restructure the program in response to a drop in taxable sales and in 2011 for debt service savings.

Three different sources of funds are required to be applied to the early retirement (generally by purchase or redemption) of ERBs: (i) all proceeds from the dedicated quarter cent sales tax in excess of the amounts needed, on a semi-annual basis, to pay debt service and other required costs of the bonds, (ii) all proceeds from the sale of surplus State property, and (iii) fifty percent of each annual deposit, up to $5 billion in the aggregate, of deposits in a Budget Stabilization Account (“BSA”) created by the California Balanced Budget Act. As of January 1, 2013, funds from these sources have been used for early retirement of approximately $5.42 billion of bonds during fiscal years 2005-06 through 2012-13. The State retired approximately $223.5 million of additional ERBs on February 15, 2013 from excess sales tax revenues received through January 1, 2013. The Governor suspended BSA transfers in fiscal years 2008-09 through 2012-13 due to the condition of the General Fund, and proposes to do so again for fiscal year 2013-14.

•

Tobacco Settlement Revenue Bonds. In 1998 the State signed a settlement agreement (the “MSA”) with four major cigarette manufacturers (the “participating manufacturers”). Under the MSA, the participating manufacturers agreed to make payments to the State in perpetuity, which payments were predicted at the time to total approximately $25 billion over the first 25 years. Under a separate Memorandum of Understanding, half of the payments made by the cigarette manufacturers will be paid to the State and half to local governments. The specific amount to be received by the State and local governments is subject to adjustment. The MSA requires a reduction of the participating manufacturers’ payments for decreases in cigarette shipment volumes by the participating manufacturers, payments owed to certain “previously settled states” and certain other types of offsets, for settlement payments.

The Tobacco Securitization Law, enacted in 2002, authorized the establishment of a special purpose trust to purchase those assets and to issue revenue bonds secured by the tobacco settlement revenues received beginning in the 2003-04 fiscal year. Legislation in 2003 amended the Tobacco Securitization Law to authorize a “back-up state guaranty” that requires the Governor to request an appropriation from the General Fund in the annual budget act to pay debt service and other related costs of the tobacco settlement revenue bonds secured by the second 2003 sale of tobacco settlement revenues when such tobacco settlement revenues are insufficient. The back-up state guarantee was applied only to the second 2003 sale of bonds and was continued when those bonds were refunded in 2005 (the “2005 Bonds”). The back-up state guaranty only applies to the outstanding principal amount of $3.14 billion of the 2005 Bonds.

Tobacco settlement revenue bonds are neither general nor legal obligations of the State or any of its political subdivisions and neither the faith and credit nor the taxing power nor any other assets or revenues of the State or of any political subdivision is or shall be pledged to the payment of any such bonds; provided that, in connection with the issuance of the 2005 bonds, the State covenanted to request the legislature for a General Fund appropriation in the event tobacco settlement revenues fall short and other available amounts are depleted. Tobacco settlement revenues plus reserve funds have not been sufficient to pay debt service with respect to the tobacco settlement revenue bonds, and the use of appropriated moneys has never been required.

One of the reserve funds relating to the 2005 Bonds was used to make required debt service interest payments on the 2005 bonds in 2011 and 2012 in part due to the withholding related to declining tobacco consumptions and disputes over declining market share by the participating manufacturers. As of February 1, 2013, the amount remaining in the tobacco reserve funds relating to the 2005 Bonds was approximately $238.3 million. If, in any future year, the tobacco settlement revenues are less than the required debt service payments, additional draws on the reserve funds with respect to the 2005 Bonds will be required. Future revenues in excess of debt service requirements, if any, will be used to replenish the reserve funds of the bonds. The General Fund is not obligated to replenish the reserve funds, nor request an appropriation to replenish the reserve funds.

•

Obligations in Connection with Proposition 1A of 2004. The Amended 2009 Budget Act provided for State borrowing, pursuant to Proposition 1A of 2004, of approximately $2 billion of local property tax revenues. The State is required to repay such revenues no later than June 2013. On November 19, 2009, the California Statewide Communities Development Authority, issued $1.9 billion of bonds, which are secured by the State’s obligation to make these payments to about 1,300 local governments, representing about 95 percent of the State’s total borrowing from local governments. The 2012 Budget Act included $91 million from the General Fund for the interest payments that will be incurred in fiscal year 2012-13. These bonds must be repaid by June 15, 2013. In addition, for the obligations to entities not participating in the bond program, the Director of Finance has set an interest rate of 2 percent annum.

•

Flood Litigation Settlement. In 2005, the State settled three related lawsuits arising from liability for past flood damages through stipulated judgments. The largest settlement, in the amount of $428 million, provided for the State to make annual payments of $42.8 million, plus interest, for ten years; the payments are subject to annual appropriation by the Legislature. The 2012 Budget Act included $47.7 million for the required annual installment.

•

Unemployment Insurance Fund Borrowing. Commencing in fiscal year 2011-12, the State is required to pay interest on loans made by the federal government to the State’s Unemployment Insurance Fund. The 2012 Budget Act appropriated $308.2 million to pay this interest by borrowing money from a State special fund.

•

Office of Statewide Health Planning and Development Guarantees. The Office of Statewide Health Planning and Development of the State of California (“OSHPD”) insures loans and bond issues for the financing and refinancing of construction and renovation projects for nonprofits and publically-owned healthcare facilities. This program is currently authorized in statute to insure up to $3 billion for health facility projects. As of December 31, 2012, OSHPD insured approximately 116 loans to nonprofit or publicly owned health facilities throughout California with an aggregate par amount of approximately $1.7 billion. The cash balance of the Fund was approximately $172.4 million as of December 31, 2012.

•

Cash Flow Borrowings. As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. The State has issued revenue anticipation notes (“RANs” or “Notes”) in all but one fiscal year since the mid-1980s to partially fund timing differences between receipts and disbursements, as the majority of General Fund revenues are received in the last part of the fiscal year. RANs mature prior to the end of the fiscal year of issuance. If additional external cash flow borrowings are required, the State has issued revenue anticipation warrants (“RAWs”), which can mature in a subsequent fiscal year.

RANs and RAWs are both payable from any “Unapplied Money” in the General Fund on their maturity date, subject to the prior application of such money in the General Fund to pay Priority Payments. “Priority Payments” are payments as and when due to: (i) support the public school system and public institutions of higher education (as provided in Section 8 of Article XVI of the State Constitution); (ii) pay principal of and interest on general obligation bonds and general obligation commercial paper notes of the State; (iii) reimburse local governments for certain reductions in ad valorem property taxes or make required payments for borrowings secured by such repayment obligation; (iv) provide reimbursement from the General Fund to any special fund or account to the extent such reimbursement is legally required to be made to repay borrowings therefrom pursuant to California Government Code Sections 16310 or 16418; and (v) pay State employees’ wages and benefits, State payments to pension and other State employee benefit trust funds, State Medi-Cal claims, lease rentals to support lease revenue bonds, and any amounts determined by a court of competent jurisdiction to be required by federal law or the State Constitution to be paid with State warrants that can be cashed immediately.

The State entered the 2012-13 fiscal year in a stronger cash position than it had in some prior years. Timely enactment of the 2012 Budget Act allowed the State to carry out its regular cash management borrowing with RANs early in the year, and without the need for interim RANs for the first time in three years. The State issued $10 billion of RANs on August 23, 2012. As in previous years, the Legislature enacted a cash management bill that authorized deferral of certain payments during fiscal year 2012-13, including payments to K-12 schools, reimbursements to the federal government for certain social service costs, certain local government social services, transportation payments and Proposition 63 mental health payments (not to exceed $1 billion in the aggregate at one time) and higher education. The applicable deferrals were made in July 2012. Certain small cities and counties, community college districts and school districts demonstrated hardship and were not subject to these deferrals. The cash management bill expressly provides that no deferrals may affect state payroll or payments of debt services on state bonds, lease rental payments that support lease-revenue bonds, or certain other payments that are used to support debt service. State officials continue to monitor the State’s cash position during the fiscal year and will take steps to manage projected cash shortfalls that may occur.

•

Retirement Liabilities. The State’s two main pension plans, CalPERS and CalSTRS, have sustained substantial investment losses in recent years and face large, unfunded future liabilities. The Governor’s office estimated that, as of January 2012, the State faces unfunded pension obligations of $45.2 billion and unfunded retiree health obligations of $59.9 billion. If the State does not take action concerning these liabilities soon, the extra costs needed to retire these unfunded liabilities over the next few decades will likely increase dramatically. Lower than expected investment returns have been a primary reason for the growth of unfunded pension liabilities in the last decade. There has also been benefit increases that are implemented retroactively, and demographic and pay changes among employees and retirees. In addition, the State has very little flexibility under case law to alter benefit and funding arrangements for current employees. Generally, pension benefit packages, once promised to an employee, cannot be reduced, either retrospectively or prospectively. The State’s annual required contributions to CalPERS and CalSTRS may need to significantly increase in the future.

In addition, governments typically do not “pre-fund” their retiree health liabilities. This means that future taxpayers may bear a larger cost burden for these benefits. Unlike pensions, there are no investment returns under this type of funding structure to cover a large portion of benefit costs.

•

Health Care Reform. The federal Affordable Care Act (“ACA”) increases access to public and private health care coverage through various programmatic, regulatory and tax incentive mechanisms. The ACA requires specified rate increases for primary care for two years beginning in January 1, 2013, and prohibits California from restricting eligibility primarily for the Medi-Cal and Healthy Families programs before the new coverage requirements go into effect in 2014. Health care reform may result in a significant net increase of General Fund program costs in fiscal year 2013-14 and beyond.

Litigation

The State of California is a party to numerous legal proceedings, many of which normally occur in governmental operations. In addition, the State of California is involved in certain other legal proceedings (described in the State of California’s recent financial statements) that, if decided against the State of California might require the State of California to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation, estimate the potential impact on the ability of the State to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on the Fund.

2.2 Million Shares

Nuveen California Quality Income Municipal Fund, Inc.

Common Stock

PROSPECTUS

April 12, 2013

LPR-NUC-0413D

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

NUVEEN CALIFORNIA QUALITY INCOME MUNICIPAL FUND, INC.

333 West Wacker Drive

Chicago, Illinois 60606

STATEMENT OF ADDITIONAL INFORMATION

DATED APRIL 12, 2013

Nuveen California Quality Income Municipal Fund, Inc. (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund was incorporated under the laws of the State of Minnesota on July 25, 1991.

This Statement of Additional Information relating to common stock of the Fund (“Common Stock”) does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto dated April 12, 2013 (the “Prospectus”). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common Stock. Investors should obtain and read the Prospectus prior to purchasing such shares. In addition, the Fund’s financial statements and the independent registered public accounting firm’s report therein included in the Fund’s annual report dated February 29, 2012, are incorporated herein by reference. Also incorporated by reference is the Fund’s unaudited semi-annual report dated August 31, 2012. A copy of the prospectus may be obtained without charge by calling (800) 257-8787. You may also obtain a copy of the prospectus on the U.S. Securities and Exchange Commission’s “SEC” web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

-i-

USE OF PROCEEDS

The net proceeds from the issuance of Common Stock hereunder will be used by the Fund to invest in municipal securities, in accordance with the Fund’s investment objectives and policies as stated below. To the extent the Fund uses the net proceeds of any offering to invest in municipal securities, it is presently anticipated that the Fund will be able to invest substantially all of such proceeds in securities that meet the Fund’s investment objective and policies within one month from the date on which the proceeds from an offering are received by the Fund. Pending such investment, it is anticipated that the proceeds will be invested in short-term or long-term securities issued by the U.S. Government and its agencies or instrumentalities or in high quality, short-term money market instruments. See “Risk Factors—Leverage Risk” and “Use of Leverage” in the Prospectus.

INVESTMENT RESTRICTIONS

Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a “majority of the outstanding” shares of Common Stock and preferred shares, including VRDP Shares, voting together as a single class, and of the holders of a majority of the outstanding preferred shares, including VRDP Shares, voting as a separate class:

(1) Issue senior securities, as defined in the 1940 Act, other than Preferred Shares, except to the extent such issuance might be involved with respect to borrowings described under subparagraph (2) below;1

(2) Borrow money, except from banks for temporary or emergency purposes or for repurchase of its shares, and then only in an amount not exceeding one-third of the value of the Fund’s total assets including the amount borrowed. While any such borrowings exceed 5% of the Fund’s total assets, no additional purchases of investment securities will be made;1,2

(3) Underwrite any issue of securities, except to the extent that the purchase of municipal securities in accordance with its investment objectives, policies and limitations may be deemed to be an underwriting;

(4) Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitation shall not be applicable to municipal securities other than those municipal securities backed only by the assets and revenues of non-governmental users, nor shall it apply to municipal securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

(5) Purchase or sell real estate, but this shall not prevent the Fund from investing in municipal securities secured by real estate or interests therein;

(6) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts or derivative instruments or from investing in securities or other instruments backed by physical commodities);

[1]	Section 18(c) of the 1940 Act generally limits a registered closed-end investment company to issuing one class of senior securities representing indebtedness and one class of senior securities representing stock, except that the class of indebtedness or stock may be issued in one or more series, and promissory notes or other evidences of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed, are not deemed a separate class of senior securities.
[2]

Section 18(a) of the 1940 Act generally prohibits a registered closed-end fund from incurring borrowings if, immediately thereafter, the aggregate amount of its borrowings exceeds 33 1/3% of its total assets. The Fund has not applied for, and currently does not intend to apply for, any exemptive relief that would allow it to borrow outside of the limits of the 1940 Act.

(7) Make loans, except as permitted by 1940 Act and exemptive orders granted under the 1940 Act;3

(8) Invest more than 5% of its total assets in securities of any one issuer, except that this limitation shall not apply to securities of the U.S. government, its agencies and instrumentalities or to the investment of 25% of its total assets;

(9) Pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by subparagraph (2) above, it may pledge securities having a market value at the time of pledge not exceeding 20% of the value of the Fund’s total assets;

(10) Invest more than 10% of its total assets in repurchase agreements maturing in more than seven days; and

(11) Purchase or retain the securities of any issuer other than the securities of the Fund if, to the Fund’s knowledge, those directors of the Fund, or those officers and directors of Nuveen Asset Management, who individually own beneficially more than  1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

For purposes of the foregoing, “majority of the outstanding,” when used with respect to particular shares of the Fund, means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

For the purpose of applying the limitation set forth in subparagraph (4) above, such policy will apply to municipal securities if the payment of principal and interest for such securities is derived solely from a specific project, and in that situation the Fund will consider such municipal securities to be in an industry associated with the project.

For the purpose of applying the limitation set forth in subparagraph (8) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund’s assets that may be invested in municipal securities insured by any given insurer.

Under the 1940 Act, the Fund may invest only up to 10% of its total assets in the aggregate in shares of other investment companies and only up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. The Fund will bear its ratable share of that investment company’s expenses, and will remain subject to payment of the Fund’s management, advisory and administrative fees with respect to assets so

[3]

Section 21 of the 1940 Act makes it unlawful for a registered investment company, like the Fund, to lend money or other property if (i) the investment company’s policies set forth in its registration statement do not permit such a loan or (ii) the borrower controls or is under common control with the investment company. The Fund has not applied for, and currently does not intend to apply for, any exemptive relief that would allow it to make loans outside of the limits of the 1940 Act.

invested. Holders of Common Stock would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to leverage risks.

In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Directors. The Fund may not:

(1) Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold, at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

(2) Invest more than 10% of its Managed Assets in securities of other open- or closed- end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly.

(3) Enter into futures contracts or related options or forward contracts, if more than 30% of the Fund’s net assets would be represented by futures contracts or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on futures contracts and related options.

(4) Purchase securities when borrowings exceed 5% of its total assets if and so long as Preferred Shares are outstanding.

(5) Purchase securities of companies for the purpose of exercising control, except that the Fund may invest up to 5% of its net assets in tax-exempt or taxable fixed-income securities or equity securities for the purpose of acquiring control of an issuer whose municipal bonds (a) the Fund already owns and (b) have deteriorated or are expected shortly to deteriorate significantly in credit quality, provided Nuveen Asset Management determines that such investment should enable the Fund to better maximize the value of its existing investment in such issuer.

The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

At least six months prior to the scheduled redemption of all outstanding VRDP Shares in 2040, the Fund will maintain segregated assets rated at least investment grade (and including deposit securities, including, but not limited to, cash or cash equivalents, U.S. Government Securities, highly rated municipal obligations or money market funds, in an amount equal to 20% of segregated assets, with 135 days remaining to the redemption date, increasing to 100% with 15 days remaining) with a market value equal to at least 110% of the liquidation preference of all outstanding VRDP Shares until the redemption of all such outstanding VRDP Shares.

INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Fund’s investment objectives, policies, and techniques that are described in the Prospectus.

INVESTMENT OBJECTIVES

The Fund’s investment objectives are to provide current income exempt from regular federal and California income taxes and to enhance portfolio value relative to the California municipal bond market by investing in tax-exempt California municipal securities that Nuveen Asset Management, LLC (“Nuveen Asset Management”), the Fund’s sub-adviser, believes are underrated or undervalued or that represent municipal market sectors that are undervalued. Any capital appreciation realized by the Fund will generally result in the distribution of taxable capital gains to Common Stockholders and VRDP shareholders. The Fund has not established any limit on the percentage of its portfolio that may be invested in municipal bonds subject to the alternative minimum tax provisions of federal tax law, and the Fund expects that a substantial portion of the income it produces will be includable in alternative minimum taxable income.

Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in municipal securities and other related investments, the income from which is exempt from regular federal and California income tax. Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in investment grade securities that, at the time of investment are rated within the four highest grades (Baa or BBB or better) by all nationally recognized statistical rating organizations (“NRSROs”) that rate such security or are unrated but judged to be of comparable quality by the Fund’s sub-adviser, Nuveen Asset Management, LLC (“Nuveen Asset Management”). The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by Nuveen Asset Management. No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by Nuveen Asset Management. There can be no assurance that the Fund will achieve its investment objectives.

INVESTMENT PHILOSOPHY AND PROCESS

INVESTMENT PHILOSOPHY.    Nuveen Asset Management believes that the unique tax treatment of municipal securities and the structural characteristics in the municipal securities market create attractive opportunities to enhance the after-tax total return and diversification of the investment portfolios of taxable investors. Nuveen Asset Management believes that these unique characteristics also present unique risks that may be managed to realize the benefits of the asset class.

After-Tax Income Potential:    The primary source of total return from municipal securities comes from the tax-exempt income derived therefrom. Nuveen Asset Management believes that, at acceptable levels of credit risk and maturity principal risk, the municipal securities market offers the potential for higher after-tax income when compared with other fixed income markets.

Managing Multi-Faceted Risks:    Risk in the municipal securities market is derived from multiple sources, including credit risk at the issuer and sector levels, structural risks such as call risk, yield curve risk, and legislative and tax-related risks. Nuveen Asset Management believes that managing these risks at both the individual security and Fund portfolio levels is an important element of realizing the after-tax income and total return potential of the asset class.

Opportunities for Diversification.    As of December 31, 2012, the municipal securities market aggregated approximately $3.7 trillion, with over 55,000 issuers, and a wide array of financing purposes, security terms, offering structures and credit quality.

Market Inefficiencies:    Nuveen Asset Management believes that the scale and intricacy of the municipal securities market often results in pricing anomalies and other inefficiencies that can be identified and capitalized on through trading strategies.

INVESTMENT PROCESS.    Nuveen Asset Management believes that a bottom-up, value-oriented investment strategy that seeks to identify underrated and undervalued securities and sectors is positioned to capture the opportunities inherent in the municipal securities market and potentially outperform the general municipal securities market over time. The primary elements of Nuveen Asset Management’s investment process are:

Credit Analysis and Surveillance:    Nuveen Asset Management focuses on bottom-up, fundamental analysis of municipal securities issuers. Analysts screen each sector for issuers that meet the fundamental tests of creditworthiness and favor those securities with demonstrable growth potential, solid coverage of debt service and a priority lien on hard assets, dedicated revenue streams or tax resources. As part of Nuveen Asset Management’s overall risk management process, analysts actively monitor the credit quality of portfolio holdings.

Sector Analysis:    Organized by sector, analysts continually assess the key issues and trends affecting each sector in order to maintain a sector outlook. Evaluating such factors as historical default rates and average credit spreads within each sector, analysts provide top-down analysis that supports decisions to overweight or underweight a given sector in a portfolio.

Diversification:    Nuveen Asset Management seeks to invest in a large number of sectors and specific issuers in order to help insulate a portfolio from events that affect any individual industry or credit. Portfolio managers normally seek to limit exposure to individual credits over the long-term. Portfolio managers also seek to diversify other portfolio level risks, including exposure to calls, and to manage a portfolio’s interest rate sensitivity within tolerance bands relative to the relevant benchmark.

Trading Strategies:    Through its trading strategies, Nuveen Asset Management seeks to enhance portfolio value by trading to take advantage of inefficiencies found in the municipal market. This may entail selling issues Nuveen Asset Management deems to be overvalued and purchasing issues Nuveen Asset Management considers to be undervalued.

Sell Discipline:    Nuveen Asset Management generally sells securities when it (i) determines a security has become overvalued or over-rated, (ii) identifies credit deterioration, or (iii) modifies a portfolio strategy, such as sector allocation. Nuveen Asset Management may also sell securities when such securities exceed the portfolio’s diversification targets.

INVESTMENT POLICIES

The Fund’s investment objectives are:

•	to provide current income exempt from regular federal and California income taxes; and

•

to enhance portfolio value relative to the California municipal bond market by investing in tax-exempt California municipal securities that Nuveen Asset Management believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

Underrated municipal securities are those whose ratings do not, in Nuveen Asset Management’s opinion, reflect their true value. Municipal securities may be underrated because of the time that has elapsed since their rating was assigned or reviewed, or because of positive factors that may not have been fully taken into account by rating agencies, or for other similar reasons. Municipal securities that are undervalued or that represent undervalued municipal market sectors are municipal securities that, in Nuveen Asset Management’s opinion, are worth more than the value assigned to them in the marketplace. Municipal securities of particular types or purposes (e.g., hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal securities of the market sector for reasons that do not apply to the particular municipal securities that are considered undervalued. The Fund’s investment in underrated or undervalued California municipal securities will be based on Nuveen Asset Management’s belief that the prices of such municipal securities should ultimately reflect their true value. Accordingly, “enhancement of portfolio value relative to the California municipal bond market” refers to the Fund’s objective of attempting to realize above-average capital appreciation in a rising market, and to experience less than average capital losses in a declining market. Thus, the Fund’s secondary investment objective is not intended to suggest that capital appreciation is itself an objective of the Fund. Instead, the Fund seeks enhancement of portfolio value relative to the California municipal bond market by prudent selection of California municipal securities, regardless of which direction the market may move. Any capital appreciation realized by the Fund will generally result in the distribution of taxable capital gains to Common Stockholders and VRDP shareholders. The Fund is currently required to allocate net capital gains and other income taxable for federal income tax purposes, if any, proportionately between Common Stock and preferred shares, including VRDP Shares, and dividends paid on VRDP Shares during specified rate periods will include an allocated portion of any such net capital gains and other taxable income. See “Tax Matters” and “Description Shares—VRDP Shares”

It is a fundamental policy that, under normal circumstances, the Fund will invest at least 80% of its Managed Assets in municipal securities and other related investments, the income from which is exempt from regular federal and California income taxes.

As a non-fundamental policy, under normal circumstances, the Fund will invest at least 80% of its Managed Assets in investment grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by all nationally recognized statistical rating organizations (“NRSRO”) that rate such security or are unrated but judged to be of comparable quality by Nuveen Asset Management. Also, as a non-fundamental policy, the Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by Nuveen Asset Management. Additionally, as a non-fundamental policy, no more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by Nuveen Asset Management.

Securities of below investment grade quality (Ba/BB or below) are commonly referred to as “junk bonds.” Issuers of securities rated Ba/BB or B are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions which could adversely affect such payment capacity. Municipal securities rated Baa or BBB are considered “investment grade” securities; municipal securities rated Baa are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics, while municipal securities rated BBB are regarded as having adequate capacity to pay principal and interest. Municipal securities rated AAA in which the Fund may invest may have been so rated on the basis of the existence of insurance guaranteeing the timely payment, when due, of all principal and interest. Municipal securities rated below investment grade quality are obligations of issuers that are considered predominately speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Municipal securities rated below investment grade tend to be less marketable than higher-quality securities because the market for them is less broad. The market for unrated municipal securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling its portfolio securities. The Fund will be more dependent on Nuveen Asset Management’s research and analysis when investing in these securities. The ratings of Fitch, Moody’s and S&P represent their opinions as to the quality of the municipal securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield.

The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a Rating Agency downgrades its assessment of the credit characteristics of a particular issuer or that valuation changes of various bonds cause the Fund’s portfolio to fail to satisfy those policies. In determining whether to retain or sell such a security, Nuveen Asset Management may consider such factors as Nuveen Asset Management’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. See “—Municipal Securities.” The Fund may also invest in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly. See “—Other Investment Companies.”

The Fund will primarily invest in California municipal securities with long-term maturities in order to maintain a weighted average maturity of 15 to 30 years, but the average weighted maturity of obligations held by the Fund may be shortened, depending on market conditions. As of March 31, 2013, the weighted average maturity of the Fund’s portfolio was 19.17 years. As a result, the Fund’s portfolio at any given time may include both long-term and intermediate-term California municipal securities. Moreover, during temporary defensive periods (e.g., times when, in Nuveen Fund Advisors, LLC, the Fund’s investment adviser’s (“NFALLC”), opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep the Fund’s cash fully invested, the Fund may invest any percentage of its net assets in short-term investments including high quality, short-term debt securities that may be either tax-exempt or taxable and up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly.

The Fund has not established any limit on the percentage of its portfolio that may be invested in municipal bonds subject to the alternative minimum tax provisions of federal tax law, and the Fund expects that a substantial portion of the income it produces will be includable in alternative minimum taxable income. Shares of Common Stock therefore would not ordinarily be a suitable investment for investors who are subject to the federal alternative minimum tax or who would become subject to such tax by purchasing shares of Common Stock . The suitability of an investment in shares of Common Stock will depend upon a comparison of the after-tax yield likely to be provided from the Fund with that from comparable tax-exempt investments not subject to the alternative minimum tax, and from comparable fully taxable investments, in light of each such investor’s tax position. Special considerations apply to corporate investors. See “Tax Matters.”

MUNICIPAL SECURITIES

The Fund may purchase municipal securities that are additionally secured by insurance, bank credit agreements, or escrow accounts. The credit quality of companies which provide such credit enhancements may affect the value of those securities. Although the insurance feature may reduce certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature does not guarantee the market value of the insured obligations, and the effectiveness and value of the insurance itself is dependent on the continued creditworthiness of the insurer.

Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected.

The Fund cannot change its investment objectives without the approval of the holders of a “majority of the outstanding” shares of Common Stock and VRDP Shares, voting together as a single class, and of the holders of a “majority of the outstanding” VRDP Shares, voting as a separate class. When used with respect to particular shares of the Fund, a “majority of the outstanding” shares under the 1940 Act, means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. See “Description of Shares—Preferred Shares—Voting Rights” for additional information with respect to the voting rights of Fund shareholders.

As of August 31, 2012, approximately 94% of the Fund’s Managed Assets were invested in municipal securities rated investment grade. The relative percentages of the value of the investments attributable to investment grade municipal securities and to below investment grade municipal securities could change over time as a result of rebalancing the Fund’s assets by Nuveen Asset Management, market value fluctuations, issuance of additional shares and other events.

General.    The Fund may invest in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular federal income tax (“municipal securities”). Municipal securities are often issued by state and local governmental entities to finance or refinance public projects such as roads, schools, and water supply systems. Municipal securities may also be issued on behalf of private entities or for private activities, such as housing, medical and educational facility construction, or for privately owned transportation, electric utility and pollution control projects. Municipal securities may be issued on a long-term basis to provide permanent financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source, including project revenues, which may include tolls, fees and other user charges, lease payments and mortgage payments. Municipal securities may also be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds of the later issuance of long-term debt. The Fund may purchase municipal securities in the form of bonds, notes, leases or certificates of participation; structured as callable or non-callable; with payment forms including fixed coupon, variable rate, zero coupon, capital appreciation bonds, tender option bonds, and residual interest bonds or inverse floating rate securities; or acquired through investments in pooled vehicles, partnerships or other investment companies. Inverse floating rate securities are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and represent a leveraged investment in an underlying municipal security, which could have the economic effect of financial leverage.

California municipal securities are municipal securities that are issued by the State of California and cities and local authorities in the State of California, and bear interest that, in the opinion of bond counsel to the issuer, is exempt from both regular federal and California income taxes, although such interest may be subject to the Federal alternative minimum tax. The Fund will invest primarily in California municipal securities that are issued by the State of California and cities and local authorities in the State of California, except that the Fund may invest not more than 10% of its net assets in municipal securities issued by United States possessions or territories, which also bear interest that is exempt from both regular federal and California income taxes and are therefore considered to be California municipal securities.

Municipal Leases and Certificates of Participation.    Also included within the general category of municipal securities described in the Prospectus are municipal leases, certificates of participation in such lease obligations or installment purchase contract obligations (hereinafter collectively called “Municipal Lease Obligations”) of municipal authorities or entities. Although a Municipal Lease Obligation does not constitute a general obligation of the municipality for which the municipality’s taxing power is pledged, a Municipal Lease Obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the Municipal Lease Obligation. However, certain Municipal Lease Obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a “non-appropriation” lease, the Fund’s ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and disposition or releasing of the property might prove difficult. In order to reduce this risk, the Fund will only purchase Municipal Lease Obligations where Nuveen Asset Management believes the issuer has a strong incentive to continue making appropriations until maturity.

Municipal Notes.    Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.

Pre-Refunded Municipal Securities.    The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

Private Activity Bonds.    Private activity bonds, formerly referred to as industrial development bonds, are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. The Fund’s distributions of its interest income from private activity bonds may subject certain investors to the federal alternative minimum tax.

Tender Option Bonds.    A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the issuer of the bond. The Fund intends to invest in tender option bonds the interest on which will, in the opinion of bond counsel, counsel for the issuer of interests therein or counsel selected by Nuveen Asset Management, be exempt from regular federal income tax. However, because there can be no assurance that the IRS will agree with such counsel’s opinion in any particular case, there is a risk that the Fund will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender option bonds and the associated fees in relation to various regulated investment company tax provisions, is unclear. The Fund intends to manage its portfolio in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

Special Taxing Districts.    Special taxing districts are organized to plan and finance infrastructure development to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings are generally limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

HEDGING STRATEGIES AND OTHER USES OF DERIVATIVES

The Fund may periodically engage in hedging transactions, and otherwise use various types of derivative instruments, described below, to reduce risk, to effectively gain particular market exposures, to seek to enhance returns, and to reduce transaction costs, among other reasons.

“Hedging” is a term used for various methods of seeking to preserve portfolio capital value by offsetting price changes in one investment through making another investment whose price should tend to move in the opposite direction.

A “derivative” is a financial contract whose value is based on (or “derived” from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the Lehman Municipal Bond Index). Some forms of derivatives may trade on exchanges, while non-standardized derivatives, which tend to be more specialized and complex, trade in “over-the-counter” or a one-on-one basis. It may be desirable and possible in various market environments to partially hedge the portfolio against fluctuations in market value due to market interest rate or credit quality fluctuations, or instead to gain a desired investment exposure, by entering into various types of derivative transactions, including financial futures and index futures as well as related put and call options on such instruments, structured notes, or interest rate swaps on taxable or tax-exempt securities or indexes (which may be “forward-starting”), credit default swaps, and options on interest rate swaps, among others.

These transactions present certain risks. In particular, the imperfect correlation between price movements in the futures contract and price movements in the securities being hedged creates the possibility that losses on the hedge by a Fund may be greater than gains in the value of the securities in the Fund’s portfolio. In addition, futures and options markets may not be liquid in all circumstances. As a result, in volatile markets, the Fund may not be able to close out the transaction without incurring losses substantially greater than the initial deposit. Finally, the potential deposit requirements in futures contracts create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to hedging transactions will reduce yield. Net gains, if any, from hedging and other portfolio transactions will be distributed as taxable distributions to shareholders. Successful implementation of most hedging strategies will generate taxable income.

The Fund will invest in these instruments only in markets believed by Nuveen Asset Management to be active and sufficiently liquid. Successful implementation of most hedging strategies will generate taxable income.

Swap Transactions.    The Fund may enter into total return, interest rate and credit default swap agreements and interest rate caps, floors and collars. The Fund may also enter into options on the foregoing types of swap agreements (“swap options”).

The Fund may enter into swap transactions for any purpose consistent with its investment objective, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, as a duration management technique, to reduce risk arising from the ownership of a particular instrument, or to gain exposure to certain sectors or markets in the most economical way possible.

Swap agreements are two party contracts entered into primarily by institutional investors for a specified period of time. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined asset, reference rate or index. The gross returns to be exchanged or swapped between the parties are generally calculated with respect to a notional amount, e.g., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a basket of securities representing a particular index. The notional amount of the swap agreement generally is only used as a basis upon which to calculate the obligations that the parties to the swap agreement have agreed to exchange. The Fund’s current obligations under a net swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by assets determined to be liquid by Nuveen Asset Management. See “—Segregation of Assets” below.

Some, but not all, swaps may be cleared, in which case a central clearing counterparty stands between each buyer and seller and effectively guarantees performance of each contract, to the extent of its available resources for such purpose. Uncleared swaps have no such protection; each party bears the risk that its direct counterparty will default.

Interest Rate Swaps, Caps, Collars and Floors.    Interest rate swaps are bilateral contracts in which each party agrees to make periodic payments to the other party based on different referenced interest rates (e.g., a fixed rate and a floating rate) applied to a specified notional amount. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index rises above a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. Interest rate collars involve selling a cap and purchasing a floor or vice versa to protect the Fund against interest rate movements exceeding given minimum or maximum levels.

Total Return Swaps.    In a total return swap, one party agrees to pay the other the “total return” of a defined underlying asset during a specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined baskets of loans and mortgages. The Fund might enter into a total return swap involving an underlying index or basket of securities to create exposure to a potentially widely-diversified range of securities in a single trade. An index total return swap can be used by Nuveen Asset Management to assume risk, without the complications of buying the component securities from what may not always be the most liquid of markets.

Credit Default Swaps.    A credit default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. The Fund may enter into credit default swap agreements either as a buyer or a seller. The Fund may buy protection to attempt to mitigate the risk of default or credit quality deterioration in an individual security or a segment of the fixed income securities market to which it has exposure, or to take a “short” position in individual bonds or market segments which it does not own. The Fund may sell protection in an attempt to gain exposure to the credit quality characteristics of particular bonds or market segments without investing directly in those bonds or market segments.

As the buyer of protection in a credit default swap, the Fund would pay a premium (by means of an upfront payment or a periodic stream of payments over the term of the agreement) in return for the right to deliver a referenced bond or group of bonds to the protection seller and receive the full notional or par value (or other agreed upon value) upon a default (or similar event) by the issuer(s) of the underlying referenced obligation(s). If no default occurs, the protection seller would keep the stream of payments and would have no further obligation to the Fund. Thus, the cost to the Fund would be the premium paid with respect to the agreement. If a credit event occurs, however, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. The Fund bears the risk that the protection seller may fail to satisfy its payment obligations.

If the Fund is a seller of protection in a credit default swap and no credit event occurs, the Fund would generally receive an up-front payment or a periodic stream of payments over the term of the swap. If a credit event occurs, however, generally the Fund would have to pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As the protection seller, the Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. Thus, the Fund bears the same risk as it would by buying the reference obligations directly, plus the additional risks related to obtaining investment exposure through a derivative instrument discussed below under “—Risks Associated with Swap Transactions.”

Swap Options.    A swap option is a contract that gives a counterparty the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement at some designated future time on specified terms. A cash-settled option on a swap gives the purchaser the right, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. The Fund may write (sell) and purchase put and call swap options. Depending on the terms of the particular option agreement, the Fund generally would incur a greater degree of risk when it writes a swap option than when it purchases a swap option. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option, upon exercise of the option the Fund would become obligated according to the terms of the underlying agreement.

Risks Associated with Swap Transactions.    The use of swap transactions is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If Nuveen Asset Management is incorrect in its forecasts of default risks, market spreads or other applicable factors or events, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. As the protection seller in a credit default swap, the Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The Fund generally may only close out a swap, cap, floor, collar or other two-party contract with its particular counterparty, and generally may only transfer a position with the consent of that counterparty. In addition, the price at which the Fund may close out such a two party contract may not correlate with the price change in the underlying reference asset. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will succeed in enforcing its rights.

It also is possible that developments in the derivatives market, including changes in government regulation, could adversely affect the Fund’s ability to terminate existing swap or other agreements or to realize amounts to be received under such agreements.

Futures and Options on Futures.    A futures contract is an agreement between two parties to buy and sell a security, index or interest rate (each a “financial instrument”) for a set price on a future date. Certain futures contracts, such as futures contracts relating to individual securities, call for making or taking delivery of the underlying financial instrument. However, these contracts generally are closed out before delivery by entering into an offsetting purchase or sale of a matching futures contract (same exchange, underlying financial instrument, and delivery month). Other futures contracts, such as futures contracts on interest rates and indices, do not call for making or taking delivery of the underlying financial instrument, but rather are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the financial instrument at the close of the last trading day of the contract and the price at which the contract was originally written. These contracts also may be settled by entering into an offsetting futures contract.

Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the futures broker, known as a futures commission merchant (“FCM”), an amount of cash or securities equal to a varying specified percentage of the contract amount. This amount is known as initial margin. The margin deposit is intended to ensure completion of the contract. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, FCMs may establish margin deposit requirements that are higher than the exchange minimums. Cash held in the margin account generally is not income producing. However, couponbearing securities, such as Treasury securities, held in margin accounts generally will earn income. Subsequent payments to and from the FCM, called variation margin, will be made on a daily basis as the price of the underlying financial instrument fluctuates, making the futures contract more or less valuable, a process known as marking the contract to market. Changes in variation margin are recorded by the Fund as unrealized gains or losses. At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position that will operate to terminate its position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a gain or loss. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to the return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund. Futures transactions also involve brokerage costs and the Fund may have to segregate additional liquid assets in accordance with applicable SEC requirements. See “—Segregation of Assets” below.

A futures option gives the purchaser of such option the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the purchaser acquires a long position in the futures contract and the writer is assigned the opposite short position. Upon the exercise of a put option, the opposite is true.

Limitations on the Use of Futures, Futures Options and Swaps.    Pursuant to a claim for exemption filed with the National Futures Association on behalf of the Fund, the Fund is not deemed to be a commodity pool operator or a commodity pool under the Commodity Exchange Act (“CEA”) and neither it nor NFALLC or Nuveen Asset Management is currently subject to registration or regulation as such under the CEA with respect to the Fund. In February 2012, the Commodity Futures Trading Commission (“CFTC”) announced substantial amendments to certain exemptions, and to the conditions for reliance on those exemptions, from registration as a commodity pool operator. Under amendments to the exemption provided under CFTC Regulation 4.5, if the Fund uses futures, options on futures, or swaps other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) may not exceed 5% of the Fund’s net asset value, or alternatively, the aggregate net notional value of those positions may not exceed 100% of the Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions). The CFTC amendments to Regulation 4.5 took effect on December 31, 2012, and the Fund intends to comply with amended Regulation 4.5’s requirements such that NFALLC and/or Nuveen Asset Management will not be required to register with respect to the Fund as a commodity pool operator with the CFTC. The Fund reserves the right to engage in transactions involving futures, options thereon and swaps to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund’s policies. The requirements for qualification as a regulated investment company may limit the extent to which the Fund may enter into futures transactions, engage in options transactions or engage in swap transactions.

Nuveen Asset Management may use derivative instruments to seek to enhance return, to hedge some of the risk of the Fund’s investments in municipal securities or as a substitute for a position in the underlying asset. These types of strategies may generate taxable income.

There is no assurance that these derivative strategies will be available at any time or that Nuveen Asset Management will determine to use them for the Fund or, if used, that the strategies will be successful.

For further information regarding these investment strategies and risks presented thereby, see Appendix B to this Statement of Additional Information.

ILLIQUID SECURITIES

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act that are deemed to be illiquid, and certain repurchase agreements.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. To the extent that the Board of Directors or its delegate determines that the price of any illiquid security provided by the pricing service is inappropriate, such security will be priced at a fair value as determined in good faith by the Board of Directors or its delegate.

INVERSE FLOATING RATE SECURITIES AND FLOATING RATE SECURITIES

The Fund may invest up to approximately 15% of its Managed Assets in inverse floating rate securities.

Inverse Floating Rate Securities.    Inverse floating rate securities (sometimes referred to as “inverse floaters”) are securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Generally, inverse floating rate securities represent beneficial interests in a special purpose trust formed by a third party sponsor for the purpose of holding municipal bonds. The special purpose trust typically sells two classes of beneficial interests or securities: floating rate securities (sometimes referred to as short-term floaters or tender option bonds) and inverse floating rate securities (sometimes referred to as inverse floaters or residual interest securities). Both classes of beneficial interests are represented by certificates. The short-term floating rate securities have first priority on the cash flow from the municipal bonds held by the special purpose trust. Typically, a third party, such as a bank, broker-dealer or other financial institution, grants the floating rate security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees. The holder of the short-term floater effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, the institution granting the tender option will not be obligated to accept tendered short-term floaters in the event of certain defaults or a significant downgrade in the credit rating assigned to the bond issuer. For its inverse floating rate investment, the Fund receives the residual cash flow from the special purpose trust. Because the holder of the short-term floater is generally assured liquidity at the face value of the security, the Fund as the holder of the inverse floater assumes the interest rate cash flow risk and the market value risk associated with the municipal security deposited into the special purpose trust. The volatility of the interest cash flow and the residual market value will vary with the degree to which the trust is leveraged. This is expressed in the ratio of the total face value of the short-term floaters in relation to the value of the residual inverse floaters that are issued by the special purpose trust. The Fund expects to make limited investments in inverse floaters, with leverage ratios that may vary at inception between one and three times. In addition, all voting rights and decisions to be made with respect to any other rights relating to the municipal bonds held in the special purpose trust are passed through to the Fund, as the holder of the residual inverse floating rate securities. Because increases in the interest rate on the short-term floaters reduce the residual interest paid on inverse floaters, and because fluctuations in the value of the municipal bond deposited in the special purpose trust affect the value of the inverse floater only, and not the value of the short-term floater issued by the trust, inverse floaters’ value is generally more volatile than that of fixed rate bonds. The market price of inverse floating rate securities is generally more volatile than the underlying securities due to the leveraging effect of this ownership structure. These securities generally will underperform the market of fixed rate bonds in a rising interest rate environment (i.e., when bond values are falling), but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, inverse floaters typically offer the potential exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. Inverse floaters have varying degrees of liquidity based upon, among other things, the liquidity of the underlying securities deposited in a special purpose trust.

The Fund may invest in inverse floating rate securities, issued by special purpose trusts that have recourse to the Fund. In Nuveen Asset Management’s discretion, the Fund may enter into a separate shortfall and forbearance agreement with the third party sponsor of a special purpose trust. The Fund may enter into such recourse agreements (i) when the liquidity provider to the special purpose trust requires such an agreement because the level of leverage in the trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (ii) to seek to prevent the liquidity provider from collapsing the trust in the event that the municipal obligation held in the trust has declined in value. Such an agreement would require the Fund to reimburse the third party sponsor of such inverse floater, upon termination of the trust issuing the inverse floater, the difference between the liquidation value of the bonds held in the trust and the principal amount due to the holders of floating rate interests. Such agreements may expose the Fund to a risk of loss that exceeds its investment in the inverse floating rate securities. The Fund will segregate or earmark liquid assets with its custodian in accordance with the 1940 Act to cover its obligations with respect to its investments in special purpose trusts. Absent a shortfall and forbearance agreement, the Fund would not be required to make such a reimbursement. If the Fund chooses not to enter into such an agreement, the special purpose trust could be liquidated and the Fund could incur a loss. See also “Segregation of Assets” in this Statement of Additional Information.

The Fund may invest in both inverse floating rate securities and floating rate securities (as discussed below) issued by the same special purpose trust.

Investments in inverse floating rate securities have the economic effect of leverage. The use of leverage creates special risks for Common Shareholders. See the Prospectus under “Risk Factors—Inverse Floating Rate Securities Risk.”

Floating Rate Securities.    The Fund may also invest in floating rate securities, as described above, issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.

OTHER INVESTMENT COMPANIES

The Fund may invest up to 10% of its Managed Assets in securities of other open or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in municipal securities of the types in which the Fund may invest directly. The Fund generally expects that it may invest in other investment companies and/or other pooled investment vehicles either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of an offering of its Common Stock or during periods when there is a shortage of attractive, high-yielding municipal securities available in the market. The Fund may invest in investment companies that are advised by NFALLC, Nuveen Asset Management or their respective affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the Securities and Exchange Commission. The Fund has not received or applied for, nor does it currently intend to apply for, any such relief. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s management, advisory and administrative fees with respect to assets so invested. Common Stockholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies.

NFALLC will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available municipal security investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described in the Prospectus, the net asset value and market value of leveraged shares will be more volatile and the yield to Common Stockholders will tend to fluctuate more than the yield generated by unleveraged shares.

PORTFOLIO TRADING AND TURNOVER RATE

The Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund’s investment objectives. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is generally not expected to exceed 100% under normal circumstances. For the six months ended August 31, 2012, the Fund’s portfolio turnover rate was 5%. However, there are no limits on the Fund’s rate of portfolio turnover, and investments may be sold without regard to length of time held when, in NFALLC’s opinion, investment considerations warrant such action. A higher portfolio turnover rate would result in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. Although these commissions and expenses are not reflected in the Fund’s “Annual Expenses” on page 16 of the Prospectus, they will be reflected in the Fund’s total return. In addition, high portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. See “Tax Matters.”

QUALITY INVESTMENTS

Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in investment grade securities that, at the time of investment are rated within the four highest grades (Baa or BBB or better) by all nationally recognized statistical rating organizations (“NRSRO”) that rate such security or are unrated but judged to be of comparable quality by Nuveen Asset Management.

REPURCHASE AGREEMENTS

As temporary investments, the Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. government securities or municipal securities) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements will be taxable. See “Tax Matters” for information relating to the allocation of taxable income between Common Stock and VRDP Shares. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of NFALLC, present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. Nuveen Asset Management will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, Nuveen Asset Management will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

SEGREGATION OF ASSETS

As a closed-end investment company registered with the Securities and Exchange Commission, the Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various interpretive provisions of the Securities and Exchange Commission and its staff. In accordance with these laws, rules and positions, the Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other Securities and Exchange Commission or staff-approved measures, to “cover” open positions with respect to certain kinds of derivatives instruments. In the case of forward currency contracts that are not contractually required to cash settle, for example, the Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open. With respect to forward currency contracts that are contractually required to cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the Securities and Exchange Commission or its staff regarding asset segregation.

To the extent that the Fund uses its assets to cover its obligations as required by the 1940 Act, the rules thereunder, and applicable positions of the SEC and its staff, such assets may not be used for other operational purposes. NFALLC will monitor the Fund’s use of derivatives and will take action as necessary for the purpose of complying with the asset segregation policy stated above. Such actions may include the sale of the Fund’s portfolio investments.

SHORT-TERM INVESTMENTS

Short-Term Taxable Fixed Income Securities.    For temporary defensive purposes or to keep cash on hand fully invested, the Fund may invest up to 100% of its net assets in cash equivalents and short-term taxable fixed-income securities, although the Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Short-term taxable fixed income investments are defined to include, without limitation, the following:

(1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks1, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association,1 whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

[1]	These securities are not backed by the full faith and credit of the United States Government.

(2) Certificates of Deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

(3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. Nuveen Asset Management monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. Nuveen Asset Management does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. Nuveen Asset Management will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Short-Term Tax-Exempt Municipal Securities.    Short-term tax-exempt municipal securities are securities that are exempt from regular federal income tax and mature within three years or less from the date of issuance. Short-term tax-exempt municipal income securities are defined to include, without limitation, the following:

Bond Anticipation Notes (“BANs”) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer’s access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

Tax Anticipation Notes (“TANs”) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer’s capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer’s ability to meet its obligations on outstanding TANs.

Revenue Anticipation Notes (“RANs”) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

Bank Notes are notes issued by local government bodies and agencies, such as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

Tax-Exempt Commercial Paper (“Municipal Paper”) represents very short-term unsecured, negotiable promissory notes issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities of municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of Municipal Paper.

Certain municipal securities may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

While the various types of notes described above as a group represent the major portion of the short-term tax-exempt note market, other types of notes are available in the marketplace and the Fund may invest in such other types of notes to the extent permitted under its investment objectives, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may buy and sell municipal securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date the Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under rules of the Commission to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value, at all times, of at least equal to the amount of the commitment. Income generated by any such assets which provide taxable income for federal income tax purposes is includable in the taxable income of the Fund. The Fund may enter into contracts to purchase municipal securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within sixty days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and at the time of delivery the market value may be less than cost.

STRUCTURED NOTES

The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indices or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. These types of investments may generate taxable income.

ZERO COUPON BONDS

A zero coupon bond is a bond that typically does not pay interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. When held to its maturity, the holder receives the par value of the zero coupon bond, which generates a return equal to the difference between the purchase price and its maturity value. A zero coupon bond is normally issued and traded at a deep discount from face value. This original issue discount (“OID”) approximates the total amount of interest the security will accrue and compound prior to its maturity and reflects the payment deferral and credit risk associated with the instrument. Because zero coupon securities and other OID instruments do not pay cash interest at regular intervals, the instruments’ ongoing accruals require ongoing judgments concerning the collectability of deferred payments and the value of any associated collateral. As a result, these securities may be subject to greater value fluctuations and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash on a current basis. Because zero coupon bonds, and OID instruments generally, allow an issuer to avoid or delay the need to generate cash to meet current interest payments, they may involve greater payment deferral and credit risk than coupon loans and bonds that pay interest currently or in cash. The Fund generally will be required to distribute dividends to shareholders representing the income of these instruments as it accrues, even though the Fund will not receive all of the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, and use the cash proceeds to make income distributions to its shareholders. For accounting purposes, these cash distributions to shareholders will not be treated as a return of capital.

Further, NFALLC collects management fees on the value of a zero coupon bond or OID instrument attributable to the ongoing non-cash accrual of interest over the life of the bond or other instrument. As a result, NFALLC receives non-refundable cash payments based on such non-cash accruals while investors incur the risk that such non-cash accruals ultimately may not be realized.

MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

The management of the Fund, including general supervision of the duties performed for the Fund under the Investment Management Agreement with NFALLC (as defined under “Investment Adviser, Sub-Adviser and Portfolio Manager—Investment Management Agreement and Related Fees”), is the responsibility of the Board of Directors of the Fund. The number of directors of the Fund is ten, one of whom is an “interested person” (as the term “interested person” is defined in the 1940 Act) and nine of whom are not interested persons (referred to herein as “independent directors”). None of the independent directors has ever been a director, trustee or employee of, or consultant to, Nuveen Investments Inc. (“Nuveen Investments”), NFALLC, Nuveen Asset Management or their affiliates. At the annual meeting of the Fund, directors are to be elected to serve until the next annual meeting or until their successors have been duly elected and qualified. Under the Articles, under normal circumstances, holders of preferred shares are entitled to elect two (2) directors, and the remaining directors are to be elected by holders of Common Shares and preferred shares, voting together as a single class. At the most recent annual meeting, Directors Amboian, Bremner, Evans, Kundert, Stockdale, Stone, Stringer and Toth were nominated for election by all shareholders (holders of Common Stock and preferred shares voting together) and Directors Hunter and Schneider were nominated for election by holders of the preferred shares only. The names, business addresses and birthdates of the directors and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below. The directors of the Fund are directors or directors, as the case may be, of 101 Nuveen-sponsored open-end funds (the “Nuveen Mutual Funds”) and 105 Nuveen-sponsored closed-end funds (collectively with the Nuveen Mutual Funds, the “Nuveen Funds”).

Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Fund	Principal Occupation(s) During Past Five Years	Number Of Portfolios in Fund Complex Overseen By Director	Other Directorships Held by Director During Past 5 Years
INDEPENDENT DIRECTORS:

Robert P. Bremner 8/22/40 333 West Wacker Drive Chicago, IL 60606	Chairman of the Board and Director	Term—Annual Length of Service— Since 1997	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	206	None

Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Fund	Principal Occupation(s) During Past Five Years	Number Of Portfolios in Fund Complex Overseen By Director	Other Directorships Held by Director During Past 5 Years
Jack B. Evans 10/22/48 333 West Wacker Drive Chicago, IL 60606	Director	Term—Annual Length of Service— Since 1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., (a regional financial services firm).	206	Director and Vice Chairman, United Fire Group, a publicly held company; formerly, Director, Alliant Energy.

William C. Hunter 3/6/48 333 West Wacker Drive Chicago, IL 60606	Director	Term—Annual Length of Service— Since 2004	Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2005) and President (since July 2012) of Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); formerly, Director (1997-2007), Credit Research Center at Georgetown University; previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).	206	Director (since 2004) of Xerox Corporation.

Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Fund	Principal Occupation(s) During Past Five Years	Number Of Portfolios in Fund Complex Overseen By Director	Other Directorships Held by Director During Past 5 Years
David J. Kundert 10/28/42 333 West Wacker Drive Chicago, IL 60606	Director	Term—Annual Length of Service— Since 2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.	206	None

Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Fund	Principal Occupation(s) During Past Five Years	Number Of Portfolios in Fund Complex Overseen By Director	Other Directorships Held by Director During Past 5 Years
William J. Schneider 9/24/44 333 West Wacker Drive Chicago, IL 60606	Director	Term—Annual Length of Service— Since 1997	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; Member of two Miller Valentine real estate LLC companies; Member, Mid-America Health System Board; Member, University of Dayton Business School Advisory Council; Board Member of Tech Town, Inc., a not-for-profit community development company; Board Member of WDPR Public Radio; formerly, Senior Partner and Chief Operating Officer (retired) of Miller-Valentine Group; formerly member, Dayton Philharmonic Orchestra Association; formerly, Director, Dayton Development Coalition; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	206	None

Judith M. Stockdale 12/29/47 333 West Wacker Drive Chicago, IL 60606	Director	Term—Annual Length of Service— Since 1997	Formerly, Executive Director, Gaylord and Dorothy Donnelley Foundation (1994-2012); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	206	None

Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Fund	Principal Occupation(s) During Past Five Years	Number Of Portfolios in Fund Complex Overseen By Director	Other Directorships Held by Director During Past 5 Years
Carole E. Stone 6/28/47 333 West Wacker Drive Chicago, IL 60606	Director	Term—Annual Length of Service— Since 2007	Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	206	Director, Chicago Board Options Exchange (since 2006).

Virginia L. Stringer 8/16/44 333 West Wacker Drive Chicago, IL 60606	Director	Term—Annual Length of Service— Since 2011	Board Member, Mutual Fund Directors Forum; Governance consultant and non-profit board member; formerly, Member, Governing Board, Investment Company Institute’s Independent Directors Council; formerly, Owner and President, Strategic Management Resources, Inc., a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company.	206	Independent Director, First American Fund Complex from (1987-2010) and Chair from (1997-2010).

Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Fund	Principal Occupation(s) During Past Five Years	Number Of Portfolios in Fund Complex Overseen By Director	Other Directorships Held by Director During Past 5 Years
Terence J. Toth 9/29/59 333 West Wacker Drive Chicago, IL 60606	Director	Term—Annual Length of Service— Since 2008	Managing Partner, Promus Capital (since 2008); Director of Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, held various positions with Northern Trust Company (since 1994); Member, Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012) and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	206	None

Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Fund	Principal Occupation(s) During Past Five Years	Number Of Portfolios in Fund Complex Overseen By Director	Other Directorships Held by Director During Past 5 Years
INTERESTED DIRECTOR:

John P. Amboian(1) 6/14/61 333 West Wacker Drive Chicago, IL 60606	Director	Term—Annual Length of Service— Since 2008	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc.; formerly, President (1999-2007) Chief Executive Officer (since 2007) of Nuveen Investments Advisers, Inc.; Director (since 1998), formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, LLC.	206	None

(1)	Mr. Amboian is an “interested person” of the Fund, as defined in the 1940 Act, by reason of his positions with Nuveen Investments and certain of its subsidiaries.

OFFICERS OF THE FUND

Name, Birthdate and Business Address	Position(s) Held with Fund	Term of Office and Length of Time Served with Fund	Principal Occupations Including Other Directorships During Past Five Years	Number Of Portfolios in Fund Complex Overseen By Officer
Gifford R. Zimmerman 9/9/56 333 West Wacker Drive Chicago, IL 60606	Chief Administrative Officer	Term—Until August 2013 Length of Service— Since Inception	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Securities, LLC; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC and Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of Santa Barbara Asset Management, LLC (since 2006) and Winslow Capital Management, LLC (since 2006); Chief Administrative Officer and Chief Compliance Officer (since 2006) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	206

Name, Birthdate and Business Address	Position(s) Held with Fund	Term of Office and Length of Time Served with Fund	Principal Occupations Including Other Directorships During Past Five Years	Number Of Portfolios in Fund Complex Overseen By Officer
Williams Adams IV 6/9/55 333 West Wacker Drive Chicago, IL 60606	Vice President	Term—Until August 2013 Length of Service— Since 2007	Senior Executive Vice President, Global Structured Products, formerly, Executive Vice President (1999-2010) of Nuveen Investments, LLC; Co-President of Nuveen Fund Advisors, LLC (since 2011); formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC.	105

Cedric H. Antosiewicz 1/11/62 333 West Wacker Drive Chicago, IL 60606	Vice President	Term—Until August 2013 Length of Service— Since 2007	Managing Director of Nuveen Securities, LLC.	105

Margo L. Cook 4/11/64 333 West Wacker Drive Chicago, IL 60606	Vice President	Term—Until August 2013 Length of Service— Since 2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and Nuveen Fund Advisors, LLC (since 2011); Managing Director—Investment Services of Nuveen Commodities Asset Management, LLC (since 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	206

Lorna C. Ferguson 10/24/45 333 West Wacker Drive Chicago, IL 60606	Vice President	Term—Until August 2013 Length of Service— Since 1998	Managing Director (since 2004) of Nuveen Securities, LLC; Managing Director (since 2005) of Nuveen Fund Advisors, LLC	206

Name, Birthdate and Business Address	Position(s) Held with Fund	Term of Office and Length of Time Served with Fund	Principal Occupations Including Other Directorships During Past Five Years	Number Of Portfolios in Fund Complex Overseen By Officer
Stephen D. Foy 5/31/54 333 West Wacker Drive Chicago, IL 60606	Vice President and Controller	Term—Until August 2013 Length of Service— Since 1998	Senior Vice President (since 2010), formerly, Vice President (2004-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, LLC (since 2005); Chief Financial Officer (since 2010) of Nuveen Commodities Asset Management, LLC; Certified Public Accountant.	206

Scott S. Grace 8/20/70 333 West Wacker Drive Chicago, IL 60606	Vice President and Treasurer	Term—Until August 2013 Length of Service— Since 2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Investment Solutions, Inc., Nuveen Investment Advisers Inc., Nuveen Investments Holdings, Inc., Nuveen Fund Advisors, LLC and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant.	212

Name, Birthdate and Business Address	Position(s) Held with Fund	Term of Office and Length of Time Served with Fund	Principal Occupations Including Other Directorships During Past Five Years	Number Of Portfolios in Fund Complex Overseen By Officer
Walter M. Kelly 2/24/70 333 West Wacker Drive Chicago, IL 60606	Vice President and Chief Compliance Officer	Term—Until August 2013 Length of Service— Since 2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, LLC; Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.; formerly, Senior Vice President (2008-2011) of Nuveen Securities, LLC.	206

Tina M. Lazar 8/27/61 333 West Wacker Drive Chicago, IL 60606	Vice President	Term—Until August 2013 Length of Service— Since 2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, LLC.	206

Kevin J. McCarthy 3/26/66 333 West Wacker Drive Chicago, IL 60606	Vice President and Secretary	Term—Until August 2013 Length of Service— Since 2007	Managing Director (since 2008), formerly, Vice President (2007-2008) of Nuveen Securities, LLC; Managing Director (since 2008), Vice President and Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	206

Name, Birthdate and Business Address	Position(s) Held with Fund	Term of Office and Length of Time Served with Fund	Principal Occupations Including Other Directorships During Past Five Years	Number Of Portfolios in Fund Complex Overseen By Officer
Kathleen L. Prudhomme 3/30/53 901 Marquette Ave. Minneapolis, MN 55402	Vice President and Assistant Secretary	Term—Until August 2013 Length of Service— Since 2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director and Assistant Secretary of Nuveen Securities, LLC (since 2011); Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	206

Board Leadership Structure and Risk Oversight

The Board of Directors or the Board of Trustees (as the case may be, each is referred to hereafter as the “Board” and the trustees or directors of the Nuveen Funds, as applicable, are each referred to herein as “Directors”) oversees the operations and management of the Nuveen Funds, including the duties performed for the Nuveen Funds by NFALLC and each fund’s sub-adviser, as applicable. The Board has adopted a unitary board structure. A unitary board consists of one group of directors who serve on the board of every fund in the complex. In adopting a unitary board structure, the Directors seek to provide effective governance through establishing a board, the overall composition of which, will, as a body, possess the appropriate skills, independence and experience to oversee the Nuveen Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the Directors consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent Directors.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the directors across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over NFALLC, the sub-adviser and other service providers.

In an effort to enhance the independence of the Board, the Board also has a Chairman that is an independent Director. The Board recognizes that a chairman can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with fund management. Accordingly, the Directors have elected Robert P. Bremner as the independent

Chairman of the Board through June 30, 2013 and William J. Schneider to serve as the independent Chairman of the Board effective July 1, 2013. Specific responsibilities of the Chairman include: (i) presiding at all meetings of the Board and of the shareholders; (ii) seeing that all orders and resolutions of the Directors are carried into effect; and (iii) maintaining records of and, whenever necessary, certifying all proceedings of the Directors and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit the Directors to focus on particular operations or issues affecting the Nuveen Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Board believes that the periodic rotation of Directors among the different committees allows the Directors to gain additional and different perspectives of the Fund’s operations. The Board has established seven standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Nominating and Governance Committee, the Open-End Funds Committee and the Closed-End Funds Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. Robert P. Bremner, Chair, Judith M. Stockdale and John P. Amboian serve as the current members of the Executive Committee of the Board. During the fiscal year ended February 29, 2012, the Executive Committee did not meet.

The Dividend Committee is authorized to declare distributions on the Fund’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are Jack B. Evans, Chair, Judith M. Stockdale and Terence J. Toth. During the fiscal year ended February 29, 2012 the Dividend Committee met six times.

The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Nuveen Funds that are not otherwise the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Nuveen Funds’ compliance and risk matters. As part of its duties, the Compliance Committee reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Nuveen Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to particular issuers, market sectors, or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Nuveen Funds in adopting a particular approach or resolution compared to the anticipated benefits to the Nuveen Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the Nuveen Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Nuveen Funds’ and other service providers’ compliance programs as well as any recommendations for modifications thereto. The Compliance Committee also receives reports from the investment services group of Nuveen regarding various investment risks. Notwithstanding the foregoing, the full Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Board at its quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. Accordingly, the Board directly and/or in conjunction with the Compliance Committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Board. The committee operates under a written charter adopted and approved by the Board of Directors. The members of the Compliance Committee are Jack B. Evans, William C. Hunter, William J. Schneider, Virginia L. Stringer and Judith M. Stockdale, Chair. During the fiscal year ended February 29, 2012, the Compliance Committee met five times.

The Audit Committee assists the Board in the oversight and monitoring of the accounting and reporting policies, processes and practices of the Nuveen Funds, and the audits of the financial statements of the Nuveen Funds; the quality and integrity of the financial statements of the Nuveen Funds; the Nuveen Funds’ compliance with legal and regulatory requirements relating to the Nuveen Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Nuveen Funds and the internal valuation group of Nuveen. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Nuveen Funds’ portfolios. Subject to the Board’s general supervision of such actions, the Audit Committee addresses any valuation issues, oversees the Nuveen Funds’ pricing procedures and actions taken by Nuveen’s internal valuation group which provides regular reports to the committee, reviews any issues relating to the valuation of the Directors Funds’ securities brought to its attention and considers the risks to the Funds in assessing the possible resolutions to these matters. The Audit Committee may also consider any financial risk exposures for the Directors Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Nuveen Funds and the internal audit group at Nuveen Investments. The Audit Committee also may review in a general manner the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Nuveen Funds’ financial statements. The committee operates under a written charter adopted and approved by the Board. Members of the Audit Committee shall be independent (as set forth in the charter) and free of any relationship that, in the opinion of the Directors, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Robert P. Bremner, David J. Kundert, Chair, William J. Schneider, Carole E. Stone and Terence J. Toth, each of whom is an independent Director/Trustee of the Nuveen Funds. During the fiscal year ended February 29, 2012, the Audit Committee met four times.

The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the committee recognizes that as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance over the Nuveen Funds’ business.

In addition, the Nominating and Governance Committee, among other things, makes recommendations concerning the continuing education of Directors; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are able to communicate in writing with members of the Board; and periodically reviews and makes recommendations about any appropriate changes to Director/Trustee compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new Directors and reserves the right to interview any and all candidates and to make the final selection of any new Directors. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence site visits to internal and external sub-advisers and service providers) and, if qualifying as an Independent Director/Trustee candidate, independence from the Adviser, sub-advisers, underwriters or other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent Directors at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board members. The committee operates under a written charter adopted and approved by the Board. This committee is composed of the independent Directors of the Nuveen Funds. Accordingly, the members of the Nominating and Governance Committee are Robert P. Bremner, Chair, Jack B. Evans, William C. Hunter, David J. Kundert, William J. Schneider, Judith M. Stockdale, Carole E. Stone and Terence J. Toth. During the fiscal year ended February 29, 2012, the Nominating and Governance Committee met six times.

Effective January 1, 2012, the Board approved the creation of the Open-End Funds Committee. The Open-End Funds Committee is responsible for assisting the Board in the oversight and monitoring of the Nuveen Funds that are registered as open-end management investment companies (“Open-End Funds”). The committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Open-End Fund and may review and evaluate any matters relating to any existing Open-End Fund. The committee operates under a written charter adopted and approved by the Board. The members of the Open-End Funds Committee are Robert P. Bremner, David J. Kundert, Judith M. Stockdale, Virginia L. Stringer and Terence J. Toth, Chair. During the fiscal year ended February 29, 2012, the Open-End Funds Committee met one time.

Effective January 1, 2012, the Board approved the creation of the Closed-End Funds Committee. The Closed-End Funds Committee is responsible for assisting the Board in the oversight and monitoring of the Nuveen Funds that are registered as closed-end investment companies (“Closed-End Funds”). The committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Closed-End Fund and may review and evaluate any matters relating to any existing Closed-End Fund. The committee operates under a written charter adopted and approved by the Board. The members of the Closed-End Funds Committee are Robert P. Bremner, Jack B. Evans, William C. Hunter, William J. Schneider, Chair, and Carole E. Stone. During the fiscal year ended February 29, 2012, the Closed-End Funds Committee met one time.

Board Diversification and Director/Trustee Qualifications

In determining that a particular Board Member was qualified to serve as a Board Member, the Board has considered each Board Member’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that Board Members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties and the Board believes each Board Member satisfies this standard. An effective Board Member may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member (including the Boards of the Nuveen Funds), or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and or/other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each Board Member should continue to serve in that capacity. References to the experiences, qualifications, attributes and skills of Board Members are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Board Member as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

John P. Amboian

Mr. Amboian, an interested Director/Trustee of the Nuveen Funds, joined Nuveen Investments in June 1995 and became Chief Executive Officer in July 2007 and Chairman in November 2007. Prior to this, since 1999, he served as President with responsibility for the firm’s product, marketing, sales, operations and administrative activities. Mr. Amboian initially served Nuveen as Executive Vice President and Chief Financial Officer. Prior to joining Nuveen, Mr. Amboian held key management positions with two consumer product firms affiliated with the Phillip Morris Companies. He served as Senior Vice President of Finance, Strategy and Systems at Miller Brewing Company. Mr. Amboian began his career in corporate and international finance at Kraft Foods, Inc., where he eventually served as Treasurer. He received a Bachelor’s degree in economics and a Masters of Business Administration (“MBA”) from the University of Chicago. Mr. Amboian serves on the Board of Directors of Nuveen and is a Board Member or Trustee of the Investment Company Institute Board of Governors, Boys and Girls Clubs of Chicago, Children’s Memorial Hospital and Foundation, the Council on the Graduate School of Business (University of Chicago), and the North Shore Country Day School Foundation. He is also a member of the Civic Committee of the Commercial Club of Chicago and the Economic Club of Chicago.

Robert P. Bremner

Mr. Bremner, the Nuveen Funds’ Independent Chairman, is a private investor and management consultant in Washington, D.C. His biography of William McChesney Martin, Jr., a former chairman of the Federal Reserve Board, was published by Yale University Press in November 2004. From 1994 to 1997, he was a Senior Vice President at Samuels International Associates, an international consulting firm specializing in governmental policies, where he served in a part-time capacity. Previously, Mr. Bremner was a partner in the LBK Investors Partnership and was chairman and majority stockholder with ITC Investors Inc., both private investment firms. He currently serves on the Board and as Treasurer of the Humanities Council of Washington D.C. and is a Board Member of the Independent Directors Council affiliated with the Investment Company Institute. From 1984 to 1996, Mr. Bremner was an independent Trustee of the Flagship Funds, a group of municipal open-end funds. He began his career at the World Bank in Washington D.C. He graduated with a Bachelor of Science degree from Yale University and received his MBA from Harvard University.

Jack B. Evans

President of the Hall-Perrine Foundation, a private philanthropic corporation, since 1996, Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. Formerly, he was a member of the Board of the Federal Reserve Bank of Chicago as well as a Director of Alliant Energy. Mr. Evans is Chairman of the Board of United Fire Group, sits on the Board of the Source Media Group, is a member of the Board of Regents for the State of Iowa University System, and is a Life Trustee of Coe College. He has a Bachelor of Arts degree from Coe College and an MBA from the University of Iowa.

William C. Hunter

Mr. Hunter became Dean Emeritus of the Henry B. Tippie College of Business at the University of Iowa on June 30, 2012. He was appointed Dean of the College on July 1, 2006. He had been Dean and Distinguished Professor of Finance at the University of Connecticut School of Business since June 2003. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. While there he served as the Bank’s Chief Economist and was an Associate Economist on the Federal Reserve System’s Federal Open Market Committee (FOMC). In addition to serving as a Vice President in charge of financial markets and basic research at the Federal Reserve Bank in Atlanta, he held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. A past Director of the Credit Research Center at Georgetown University, SS&C Technologies, Inc. (2005) and past President of the Financial Management Association International, he has consulted with numerous foreign central banks and official agencies in Western Europe, Central and Eastern Europe, Asia, Central America and South America. From 1990 to 1995, he was a U.S. Treasury Advisor to Central and Eastern Europe. He has been a Director of the Xerox Corporation since 2004 and Wellmark, Inc. since 2009. He is a Director and President of Beta Gamma Sigma, Inc., The International Business Honor Society.

David J. Kundert

Mr. Kundert retired in 2004 as Chairman of JPMorgan Fleming Asset Management, and as President and CEO of Banc One Investment Advisors Corporation, and as President of One Group Mutual Funds. Prior to the merger between Banc One Corporation and JPMorgan Chase and Co., he was Executive Vice President, Banc One Corporation and, since 1995, the Chairman and CEO, Banc One Investment Management Group. From 1988 to 1992, he was President and CEO of Bank One Wisconsin Trust Company. Currently, Mr. Kundert is a Director of the Northwestern Mutual Wealth Management Company. He started his career as an attorney for Northwestern Mutual Life Insurance Company. Mr. Kundert has served on the Board of Governors of the Investment Company Institute and he is currently a member of the Wisconsin Bar Association. He is on the Board of the Greater Milwaukee Foundation and chairs its Investment Committee. He is Regent Emeritus of Luther College and is a member of its Investment Committee. Mr. Kundert is also a member of the Board of Directors (Milwaukee) for College Possible. He received his Bachelor of Arts degree from Luther College, and his Juris Doctor from Valparaiso University.

William J. Schneider

Mr. Schneider is currently Chairman, formerly Senior Partner and Chief Operating Officer (retired, December 2004) of Miller-Valentine Partners Ltd., a real estate investment company. He is a member of two Miller Valentine real estate LLC companies. He is a Director and Past Chair of the Dayton Development Coalition. He was formerly a member of the Community Advisory Board of the National City Bank in Dayton as well as a former member of the Business Advisory Council of the Cleveland Federal Reserve Bank. Mr. Schneider is a member of the Business Advisory Council for the University of Dayton College of Business, Board member of Tech Town, Inc., a not-for-profit community development company, and a Board member of WDPR Public Radio. Mr. Schneider was an independent Trustee of the Flagship Funds, a group of municipal open-end funds. He also served as Chair of the Miami Valley Hospital and as Chair of the Finance Committee of its parent holding company. Mr. Schneider has a Bachelor of Science in Community Planning from the University of Cincinnati and a Masters of Public Administration from the University of Dayton.

Judith M. Stockdale

At the end of 2012, Ms. Stockdale retired as Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the Lowcountry of South Carolina. Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands, and Senior Staff Associate at the Chicago Community Trust. She has

served on the Boards of the Land Trust Alliance, the National Zoological Park, the Governor’s Science Advisory Council (Illinois), the Nancy Ryerson Ranney Leadership Grants Program, Friends of Ryerson Woods and the Donors Forum. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University.

Carole E. Stone

Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. Ms. Stone is currently on the Board of Directors of the Chicago Board Options Exchange, CBOE Holdings, Inc. and C2 Options Exchange, Incorporated and was formerly a Commissioner on the New York State Commission on Public Authority Reform. She has also served as the Chair of the New York Racing Association Oversight Board, as Chair of the Public Authorities Control Board and as a member of the Boards of Directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts from Skidmore College in Business Administration.

Virginia L. Stringer

Ms. Stringer served as the independent chair of the Board of the First American Fund Complex from 1997 to 2010, having joined such Board in 1987. Ms. Stringer serves on the board of the Mutual Fund Directors Forum. She is a recipient of the Outstanding Corporate Director award from Twin Cities Business Monthly and the Minnesota Chapter of the National Association of Corporate Directors. Ms. Stringer is the past board chair of the Oak Leaf Trust, emeritus director and former chair of the Saint Paul Riverfront Corporation and also served as President of the Minneapolis Club’s Governing Board. She is a director and former board chair of the Minnesota Opera and a Life Trustee and former board member of the Voyageur Outward Bound School. She also served as a trustee of Outward Bound USA. She was appointed by the Governor of Minnesota to the Board on Judicial Standards and also served on a Minnesota Supreme Court Judicial Advisory Committee to reform the state’s judicial disciplinary process. She is a member of the International Women’s Forum and attended the London Business School as an International Business Fellow. Ms. Stringer also served as board chair of the Human Resource Planning Society, the Minnesota Women’s Campaign Fund and the Minnesota Women’s Economic Roundtable. Ms. Stringer is the retired founder of Strategic Management Resources, a consulting practice focused on corporate governance, strategy and leadership. She has twenty five years of corporate experience having held executive positions in general management, marketing and human resources with IBM and the Pillsbury Company.

Terence J. Toth

Mr. Toth is a Managing Partner of Promus Capital (since 2008) and is Director of Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012). He was formerly a Director of Legal & General Investment Management America, Inc. from 2008-2013. From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Board of Chicago Fellowship and is Chairman of the Board of Catalyst Schools of Chicago. He is on the Mather Foundation Board (since 2012) and is a member of its investment committee. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University.

SHARE OWNERSHIP

The following table sets forth the dollar range of equity securities beneficially owned by each director as of December 31, 2012:

Name of Director/Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
John M. Amboian	None	Over $	100,000
Robert P. Bremner	None	Over $	100,000
Jack B. Evans	None	Over $	100,000
William C. Hunter	None	Over $	100,000
David J. Kundert	None	Over $	100,000
William S. Schneider	None	Over $	100,000
Judith M. Stockdale	None	Over $	100,000
Carole E. Stone .	None	Over $	100,000
Virginia L. Stringer	None	Over $	100,000
Terence J. Toth	None	Over $	100,000

No director who is not an interested person of the Fund or his immediate family member owns beneficially or of record any security of NFALLC, Nuveen Asset Management, Nuveen Investments or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with NFALLC, or Nuveen Investments.

As of February 28, 2013, the officers and Directors as a group beneficially owned less than 1% of any class of the Fund’s outstanding securities. Additionally, no disinterested director owned shares of NFALLC, Nuveen Asset Management or Nuveen Investments (or any entity controlled by or under common control with NFALLC, Nuveen Asset Management or Nuveen Investments).

5% Shareholders

The following table sets forth the percentage ownership of each person who, as of December 31, 2012, owned of record, or is known by the Fund to own of record beneficially, 5% or more of any class of the Fund’s equity securities:*

Name of Equity Security	Name and Address of Owner	% of Record Ownership
Common Stock	First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	8.67%

*	The information contained in this table is based on a Schedule 13G filing made January 11, 2013.

COMPENSATION

The following table shows, for each independent director, (1) the aggregate compensation paid by the Fund for its fiscal year ended February 28, 2013, (2) the amount of total compensation paid by the Fund that has been deferred and (3) the total compensation paid to each director by the Nuveen Funds during the calendar year ended December 31, 2012. The Fund does not have a retirement or pension plan. The officers and directors affiliated with Nuveen Investments serve without any compensation from the Fund. Certain of the Nuveen Funds have a deferred compensation plan (the “Compensation Plan”) that permits any director who is not an “interested person” of certain funds to elect to defer receipt of all or a portion of his or her compensation as a director. The deferred compensation of a participating director is credited to the book reserve account of a fund when the compensation would otherwise have been paid to the director. The value of the director’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen Funds. At the time for commencing distributions from a director’s deferral account, the director may elect to receive distributions in a lump sum or over a period of five years. The Fund will not be liable for any other fund’s obligations to make distributions under the Compensation Plan.

	Aggregate Compensation from Fund(1)	Amount of Total Compensation From the Fund that has been Deferred(2)	Total Compensation from Fund and Fund Complex(3)
Robert P. Bremner	$1,871	$285	$343,204
Jack B. Evans	1,439	371	262,670
William C. Hunter	1,318	—	240,509
David J. Kundert	1,503	1,503	267,712
William J. Schneider	1,633	1,633	284,299
Judith M. Stockdale	1,462	963	261,411
Carole E. Stone	1,450	—	263,100
Virginia L. Stringer	1,318	—	248,600
Terence J. Toth	1,555	—	298,475

(1)	The compensation paid, including deferred amounts, to the independent directors for the fiscal year ended February 28, 2013 for services to the Fund.
(2)	Pursuant to a deferred compensation agreement with certain of the Nuveen Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen Funds. Total deferred fees for the Fund (including the return from the assumed investment in the eligible Nuveen Funds) payable are stated above.
(3)	Based on the compensation paid (including any amounts deferred) for the 2012 calendar year ended December 31, 2012 for services to the Nuveen open-end and closed-end funds. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

Effective January 1, 2012, independent directors receive a $130,000 ($140,000 as of January 1, 2103) annual retainer plus (a) a fee of $4,500 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, nonregularly scheduled Board meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; (f) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required, and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held; and (g) a fee of $2,500 per meeting for attendance in person or by telephone at Open-End Funds Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held. In addition to the payments described above, the Chairman of the Board receives $75,000, the chairpersons of the Audit Committee, the Dividend Committee, the Compliance, Risk Management and Regulatory Oversight Committee and the Open-End Funds Committee receive $12,500 each and the chairperson of the Nominating and Governance Committee receives $5,000 as additional retainers. Independent directors also receive a fee of $3,000 per day for site visits to entities that provide services to the Nuveen Funds on days on which no Board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committee; however, in general, such fees will be $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen Funds on the basis of relative net assets, although management may, in its discretion, establish a minimum amount to be allocated to each fund.

As noted above, effective January 1, 2013, the annual retainer paid to each independent director is $140,000. All other compensation listed above remains the same.

The Fund has no employees. Its officers are compensated by Nuveen Investments or its affiliates.

INVESTMENT ADVISER AND SUB-ADVISER

Investment Adviser.    Nuveen Fund Advisors, LLC (“NFALLC”) is responsible for the Fund’s overall investment strategy and its implementation. NFALLC also is responsible for managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services.

NFALLC, 333 West Wacker Drive, Chicago, Illinois 60606, a registered investment adviser, is a wholly owned subsidiary of Nuveen Investments. Founded in 1898, Nuveen Investments and its affiliates had approximately $219 billion of assets under management as of December 31, 2012.

Investment Management Agreement and Related Fees.    Pursuant to an investment management agreement between NFALLC and the Fund (the “Investment Management Agreement”), the Fund has agreed to pay an annual management fee for the overall advisory and administrative services and general office facilities provided by NFALLC. The Fund’s management fee is separated into two components—a complex-level component, based on the aggregate amount of all fund assets managed by NFALLC, and a specific fund-level component, based only on the amount of assets within the Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by NFALLC.

Fund-Level Fee.    The annual fund-level fee for the Fund, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets(1)	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375%
For the next $250 million	0.4250%
For the next $500 million	0.4125%
For the next $1 billion	0.4000%
For the next $3 billion	0.3875%
For managed assets over $5 billion	0.3750%

Complex-Level Fee.    The annual complex-level fee for the Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level(2)	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

(1)	For the Fund, “Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of effective leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), such as, but not limited to, the portion of assets in special purpose trusts of which the Fund owns the inverse floater certificates that has been effectively financed by the trust’s issuance of floating rate certificates.
(2)	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with NFALLC’s assumption of the management of the former First American Funds effective January 1, 2011. With respect to closed-end funds, eligible assets include assets managed by NFALLC that are attributable to financial leverage. For these purposes, financial leverage includes the use of preferred stock and borrowings and certain investments in the residual interest certificates in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by issuance of floating rate securities, subject to an agreement by NFALLC as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of January 31, 2013, the complex-level fee rate for the Fund was 0.1672%.

The following table sets forth the management fee paid by the Fund for the last three fiscal years:

	Management Fee Net of Expense Reimbursement for the Fiscal Year Ended	Expense Reimbursement for the Fiscal Year Ended
Twelve months ended February 28, 2010	$3,060,089	$—
Twelve months ended February 28, 2011	$3,124,774	$—
Twelve months ended February 29, 2012	$3,112,645	$—

In addition to the fee of NFALLC, the Fund pays all other costs and expenses of its operations, including compensation of its directors (other than those affiliated with NFALLC and Nuveen Asset Management), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing VRDP Shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies and taxes, if any. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

A discussion regarding the Board of Directors’ decision to renew the Investment Management Agreement is in the Fund’s semi-annual report to shareholders dated August 31, 2012.

Sub-Adviser.    Nuveen Asset Management, LLC, 333 West Wacker Drive, Chicago, Illinois 60606, serves as the Fund’s sub-adviser, pursuant to a sub-advisory agreement between NFALLC and Nuveen Asset Management (the “Sub-Advisory Agreement”. Nuveen Asset Management is a registered investment adviser, and a wholly-owned subsidiary of NFALLC. Nuveen Asset Management oversees day-to-day investment operations and provides portfolio management services to the Fund. Pursuant to the sub-advisory agreement, Nuveen Asset Management will be compensated for the services it provides to the fund with a portion of the management fee NFALLC receives from the Fund. NFALLC and Nuveen Asset Management retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

Sub-Advisory Agreement and Related Fees.    Pursuant to the Sub-Advisory Agreement, Nuveen Asset Management will receive from NFALLC a management fee equal to 38.462% of NFALLC’s net management fee from the Fund. NFALLC and Nuveen Asset Management retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

A discussion regarding the Board of Directors’ decision to renew the Sub-Advisory Agreement may be found in the Fund’s semi-annual report to shareholders for the period ending August 31, 2012.

The following tables set forth the management fee paid by NFALLC to Nuveen Asset Management for the specific periods:

Sub-advisory Fee Paid by NFALLC to Nuveen Asset Management
Fiscal period January 1, 2011 through February 28, 2011	$184,174
Fiscal year ended February 29, 2012	$1,197,170
Fiscal year ended February 28, 2013	$1,268,536

PORTFOLIO MANAGER

Unless otherwise indicated, the information below is provided as of the date of this Statement of Additional Information.

Portfolio Management.    Scott R. Romans, PhD (the “Portfolio Manager”) is Vice President of Nuveen Asset Management and has been the portfolio manager of the Fund since 2003. Mr. Romans was, formerly, Assistant Vice President (2003-2004) and Senior Analyst (2000-2003) of Nuveen Asset Management. He holds an undergraduate degree from the University of Pennsylvania and an MA and PhD from the University of Chicago.

The Portfolio Manager also has responsibility for the day-to-day management of accounts other than the Fund. Information regarding these other accounts is set forth below.

	Number of Other Accounts Managed and Assets by Account Type as of February 29, 2012
Portfolio Manager	Type of Account Managed	Number of Accounts	Total Assets	Number of Accounts with Performance Based Fees	Assets of Account with Performance Based Fees
Scott R. Romans	Registered Investment Companies	31	$6.37 billion	0	$0
	Other Pooled Investment Vehicles	0	0	0	$0
	Other Accounts	2	$1.026 million	0	$0

The Fund’s Portfolio Manager is responsible for managing the Fund and other accounts, including separate accounts and unregistered funds.

As shown in the above table, the Portfolio Manager may manage accounts in addition to the Fund. The potential for conflicts of interest exists when a portfolio manager manages other accounts with similar investment objectives and strategies to the Fund (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing NFALLC’s clients’ portfolios is organized according to investment strategies. Generally, client portfolios with similar strategies are managed using the same objectives, approach and philosophy. Therefore, portfolio holdings, relative position sizes and sector exposures tend to be similar across similar portfolios which minimizes the potential for conflicts of interest.

NFALLC may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for the Fund’s portfolio manager by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest.

Nuveen Asset Management has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time. For example, orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with Nuveen Asset Management’s duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders will be allocated among the participating accounts on a pro-rata average price basis as well.

Compensation.    The Portfolio Manager’s compensation consists primarily of base pay, an annual cash bonus and long-term incentive payments.

Base pay.    Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.    The Portfolio Manager is eligible for an annual cash bonus based on pre-tax investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of the Portfolio Manager’s annual cash bonus is based on the Fund’s investment performance, generally measured over the past one- and three or five-year periods unless the Portfolio Manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by the Portfolio Manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing the Portfolio Manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation.    Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, have received equity interests in the parent company of Nuveen Investments. In addition, certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

Material Conflicts of Interest.    Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for the Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Fund Shares Owned by the Portfolio Manager As of February 29, 2012, the Portfolio Manager beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the 1934 Act) shares of the Fund having values within the indicated dollar ranges.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Fund
Scott R. Romans	$0

CODE OF ETHICS

The Fund, NFALLC, Nuveen Asset Management, Nuveen Securities and other related entities have adopted a combined code of ethics (the “Code of Ethics”) that essentially prohibits certain of their personnel, including the Fund’s Portfolio Manager, from engaging in personal investments that compete or interfere with, or attempt to take advantage of a client’s, including the Fund’s, anticipated or actual portfolio transactions, and designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. Personnel subject to the Code of Ethics may purchase shares of the Fund subject to the restrictions set forth in the Code. While personnel subject to the Code of Ethics may generally invest in securities in which the Fund may also invest, portfolio managers of municipal bond funds, such as the Fund, may not do so. Text-only versions of the Code of Ethics of the Fund, NFALLC, Nuveen Asset Management, and Nuveen can be viewed online or downloaded from the EDGAR Database on the SEC’s internet web site at www.sec.gov. You may also review and copy the Code of Ethics by visiting the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. In addition, a copy of the Code of Ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

PROXY VOTING POLICIES

The Fund invests primarily in municipal securities. On rare occasions the Fund may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the Fund already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer’s credit problem. In the course of exercising control of a distressed municipal issuer, Nuveen Asset Management may pursue the Fund’s interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. Nuveen Asset Management does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, but nevertheless provides reports to the Fund’s Board of Directors on its control activities on a quarterly basis.

In the rare event that a municipal issuer held by the Fund were to issue a proxy, or that the Fund were to receive a proxy issued by a cash management security, Nuveen Asset Management would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the Fund’s Board of Directors or its representative. In the case of a conflict of interest, the proxy would be submitted to the Fund’s Board to determine how the proxy should be voted. A member of Nuveen Asset Management’s legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the Fund’s Board of Directors and made available to shareholders as required by applicable rules. If applicable, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (800) 257-8787 or from the Fund’s website at http://www.nuveen.com, and on the SEC’s website at http://www.sec.gov.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the supervision of the Board of Directors, Nuveen Asset Management is responsible for decisions to purchase and sell securities for the Fund, the negotiation of the prices to be paid and the allocation of transactions among various dealer firms. Transactions on stock exchanges involve the payment by the Fund of brokerage commissions. There generally is no stated commission in the case of securities traded in the over-the-counter (“OTC”) market but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. Transactions in the OTC market can also be placed with broker-dealers who act as agents and charge brokerage commissions for effecting OTC transactions. The Fund may place its OTC transactions either directly with principal market makers, or with broker-dealers if that is consistent with Nuveen Asset Management’s obligation to obtain best qualitative execution. In certain instances, the Fund may make purchases of underwritten issues at prices that include underwriting fees.

Portfolio securities may be purchased directly from an underwriter or in the OTC market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained through other means. Portfolio securities will not be purchased from Nuveen Investments or its affiliates or affiliates of NFALLC except in compliance with the 1940 Act.

It is Nuveen Asset Management’s policy to seek the best execution under the circumstances of each trade. Nuveen Asset Management will evaluate price as the primary consideration, with the financial condition, reputation and responsiveness of the dealer considered secondary in determining best execution. Given the best execution obtainable, it will be Nuveen Asset Management’s practice to select dealers that, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to Nuveen Asset Management. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to Nuveen Asset Management’s own research efforts, the receipt of research information is not expected to reduce significantly Nuveen Asset Management’s expenses. While Nuveen Asset Management will be primarily responsible for the placement of the business of the Fund, Nuveen Asset Management’s policies and practices in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Directors of the Fund.

Nuveen Asset Management may manage other investment accounts and investment companies for other clients that may invest in the same types of securities as the Fund and that may have investment objectives similar to those of the Fund. Nuveen Asset Management seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell assets or securities by the Fund and another advisory account. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where Nuveen Asset Management reasonably determines that departure from a pro rata allocation is advisable. There may also be instances where the Fund will not participate at all in a transaction that is allocated among other accounts. While these allocation procedures could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Board of Directors that the benefits available from Nuveen Asset Management’s management outweigh any disadvantage that may arise from Nuveen Asset Management’s larger management activities and its need to allocate securities.

Substantially all of the Fund’s trades are effected on a principal basis. The Fund did not pay any brokerage commissions for the fiscal years ended February 28, 2010 and 2011 and February 29, 2012. During the fiscal year ended February 29, 2012, the Fund did not pay commissions to brokers in return for research services or hold any securities of its regular broker-dealers.

NET ASSET VALUE

The Fund’s net asset value per share is determined as of the close of regular session trading (normally 4:00 p.m., Eastern Time) on each day the NYSE is open for business. Net asset value is calculated by taking the fair value of the Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the Fund’s Board of Directors or its delegate, Nuveen Asset Management.

In determining net asset value, expenses are accrued and applied daily, and securities and other assets for which market quotations are available are valued daily at market value. The prices of fixed income securities are provided by a pricing service and are based on the mean between the bid and asked price. When price quotes are not readily available, which is typically the case for municipal bonds, the pricing service establishes a security’s fair value based on various factors, including prices of comparable fixed income securities utilizing a matrix pricing system. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be different from the value realized upon the sale of the security.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Directors or its delegate at fair value. These securities generally include but are not limited to, restricted securities (securities that may not be publicly sold without registration under the Securities Act) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of net asset value; a security with respect to which an event has occurred that is likely to make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security’s “fair value.” As a general principle, the current “fair value” of a security would be the amount that the owner might reasonably expect to receive for it upon its current sale. A variety of factors may be considered in determining the fair value of such securities.

DISTRIBUTIONS

The Fund pays regular monthly cash distributions to Common Stockholders at a level rate (stated in terms of a fixed cents per share of Common Stock dividend rate) that reflects the past and projected performance of the Fund. Distributions can only be made from net investment income after paying any interest and required principal payments on borrowings to VRDP Shareholders.

To permit the Fund to maintain a more stable monthly distribution, the Fund may from time to time distribute less than the entire amount of net investment income earned in a particular period. Such undistributed net investment income would be available to supplement future distributions, including distributions that might otherwise have been reduced by a decrease in the Fund’s monthly net income due to fluctuations in investment income or expenses, an increase in interest payments on borrowings, or due to an increase in the dividend rate on the Fund’s outstanding preferred shares, including VRDP Shares. As a result, the distributions paid by the Fund for any particular period may be more or less than the amount of net investment income actually earned by the Fund during such period. However, the Fund intends to maintain distributions of net investment income for any period in amounts sufficient to continue to qualify for treatment under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), as a regulated investment company (as explained more fully below in “Tax Matters”). Undistributed net investment income will be added to the Fund’s net asset value and, correspondingly, distributions from undistributed net investment income will be deducted from the Fund’s net asset value.

As explained more fully below in “Tax Matters,” at least annually, the Fund intends to distribute to Common Stockholders any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) after paying any interest and required principal payments on borrowings and making any redemption or liquidation payments to VRDP Shareholders or, alternatively, to retain all or a portion of the year’s net capital gain. The Fund will pay federal income tax on any net capital gain not used to pay distributions to shareholders. Each Common Stockholder of record as of the end of the Fund’s taxable year will include in income for federal income tax purposes. as long-term capital gain, his or her share of the retained gain, will be deemed to have paid his or her proportionate share of tax paid by the Fund on such retained gain, and will be entitled to an income tax credit or refund for that share of the tax.

For tax purposes, the Fund is currently required to allocate net capital gain and other taxable income, if any, between Common Stock and VRDP Shares in proportion to total dividends paid to each class for the year in which such net capital gain or other taxable income is realized. For information relating to the impact of the issuance of VRDP Shares on the distributions made by the Fund to Common Stockholders, see the Fund’s Prospectus under “Use of Leverage.”

If preferred shares are outstanding, the Fund may not declare any cash dividend or other distribution on its Common Stock unless at the time of such declaration (1) all accumulated dividends on the preferred shares have been paid, (2) all interest and required principal on borrowings has been paid, (3) the net asset value of the Fund’s portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of any outstanding preferred shares and (4) the net asset value of the Fund’s portfolio (determined after deducting the amount of such dividend or other distribution) is at least 300% of the value of the Fund’s borrowings. These limitations on the Fund’s ability to make distributions on its Common Stock could under certain circumstances impair the ability of the Fund to maintain its qualification for treatment as a regulated investment company.

The Fund reserves the right to change its distribution policy and the basis for establishing the rate of its monthly distributions at any time.

DIVIDEND REINVESTMENT PLAN

If your Common Stock are registered directly with the Fund or if you hold your Common Stock with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), you may elect to have all dividends, including any capital gain dividends, on your Common Stock automatically reinvested by the Plan Agent (defined below) in additional Common Stock under the Plan. You may elect to participate in the Plan by contacting Nuveen Investor Services at (800) 257-8787. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you or your brokerage firm by State Street Bank and Trust Company as dividend paying agent (the “Plan Agent”).

If you decide to participate in the Plan, the number of Common Stock you will receive will be determined as follows:

(1)	If shares of Common Stock are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then current market price;

(2)	If shares of Common Stock are trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Stock may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Stock issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Stock in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments; or

(3)	If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions and a $2.50 service fee.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Stock you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

If you hold your Common Stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Directors the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from State Street Bank and Trust Company, Attn: ComputerShare Nuveen Investments, P.O. Box 43071, Providence, Rhode Island 02940-3071, (800) 257-8787.

PLAN OF DISTRIBUTION

The Fund may sell the Common Stock offered under this Prospectus through

•	at-the-market transactions;

•	underwriting syndicates; and

•	privately negotiated transactions.

The Fund will bear the expenses of the offering, including but not limited to, the expenses of preparation of the Prospectus and SAI for the offering and the expense of counsel and auditors in connection with the offering.

Distribution Through At-the-Market Transactions

The Fund has entered into a Distribution Agreement with Nuveen Securities, 333 West Wacker Drive, Chicago, IL 60606, a form of which has been filed as an exhibit to the Registration Statement of which this Prospectus is a part. The summary of the Distribution Agreement contained herein is qualified by reference to the Distribution Agreement. Subject to the terms and conditions of the Distribution Agreement, the Fund may from time to time offer its Common Shares through Nuveen Securities to certain broker-dealers which have entered into selected dealer agreements with Nuveen Securities. Currently, Nuveen Securities has entered into an Equity Distribution Agreement (the “Selected Dealer Agreement”) with Stifel, Nicolaus & Company, Incorporated (“Stifel Nicolaus”), pursuant to which Stifel Nicolaus will act as the exclusive sub-placement agent with respect to at-the-market offerings of the Common Stock. The summary of the Selected Dealer Agreement contained herein is qualified by reference to the Selected Dealer Agreement.

Common Stock will only be sold on such days as shall be agreed to by the Fund, Nuveen Securities and Stifel Nicolaus. Common Stock will be sold at market prices, which shall be determined with reference to trades on the NYSE, subject to a minimum price to be established each day by Nuveen Securities. The minimum price on any day will not be less than the current net asset value per share of Common Stock plus the per share amount of the commission to be paid to Nuveen Securities. Nuveen Securities and Stifel Nicolaus will suspend the sale of Common Stock if the per share price of the shares is less than the minimum price.

The Fund will compensate Nuveen Securities with respect to sales of Common Stock at a commission rate of 1.0% of the gross proceeds of the sale of Common Stock. Nuveen Securities will compensate Stifel Nicolaus at a fixed rate of 0.8% of the gross proceeds of the sale of Common Stock sold by Stifel Nicolaus. Settlements of sales of Common Stock will occur on the third business day following the date on which any such sales are made.

In connection with the sale of the Common Stock on behalf of the Fund, Nuveen Securities may be deemed to be an underwriter within the meaning of the 1933 Act, and the compensation of Nuveen Securities may be deemed to be underwriting commissions or discounts. Unless otherwise indicated in a Prospectus supplement, Nuveen Securities and Stifel Nicolaus will act on a reasonable efforts basis.

The offering of Common Stock pursuant to the Selected Dealer Agreement will terminate upon the earlier of (i) the sale of all Common Stock subject thereto or (ii) termination of the Selected Dealer Agreement. Each of Nuveen Securities and Stifel Nicolaus has the right to terminate the Selected Dealer Agreement in its discretion at any time.

The Fund currently intends to distribute the shares offered pursuant to this Prospectus primarily through at-the-market transactions, although from time to time it may also distribute shares through an underwriting syndicate or a privately negotiated transaction. To the extent shares are distributed other than through at-the-market transactions, the Fund will file a supplement to this Prospectus describing such transactions.

The Fund’s closing price on the NYSE on April 9, 2013 was $16.82.

Distribution Through Underwriting Syndicates

The Fund from time to time may issue additional Common Stock through a syndicated secondary offering. In order to limit the impact on the market price of the Fund’s shares of Common Stock, underwriters will market and price the offering on an expedited basis (e.g., overnight or similarly abbreviated offering period). The Fund will launch a syndicated offering on a day, and upon terms, mutually agreed upon between the Fund, Nuveen Securities, one of the Fund’s underwriters, and the underwriting syndicate.

The Fund will offer its shares at price equal to a specified discount of up to 5% from the closing market price of the Fund’s shares of Common Stock on the day prior to the offering date. The applicable discount will be negotiated by the Fund and Nuveen Securities in consultation with the underwriting syndicate on a transaction-by-transaction basis. The Fund will compensate the underwriting syndicate out of the proceeds of the offering based upon a sales load of up to 4% of the gross proceeds of the sale of Common Stock. The minimum net proceeds per share to the Fund will not be less than the greater of (i) the Fund’s latest net asset value per share of Common Stock or (ii) 91% of the closing market price of the shares of the Fund’s Common Stock on the day prior to the offering date.

Distribution Through Privately Negotiated Transactions

The Fund, through Nuveen Securities, from time to time may sell directly to, and solicit offers from, institutional and other sophisticated investors, who may be deemed to be underwriters as defined in the 1933 Act for any resale of Common Stock.

The terms of such privately negotiated transactions will be subject to the discretion of the management of the Fund. In determining whether to sell Common Stock through a privately negotiated transaction, the Fund will consider relevant factors including, but not limited to, the attractiveness of obtaining additional funds through the sale of Common Stock, the purchase price to apply to any such sale of Common Stock and the person seeking to purchase the Common Stock.

Shares of Common Stock issued by the Fund through privately negotiated transactions will be issued at a price equal to the greater of (i) the net asset value per share of the Fund’s Common Stock or (ii) at a discount ranging from 0% to 5% of the average daily closing market price of the Fund’s Common Stock at the close of business on the two business days preceding the date upon which shares of Common Stock are sold pursuant to the privately negotiated transaction. The applicable discount will be determined by the Fund on a transaction-by-transaction basis.

DESCRIPTION OF SHARES

Common Stock

The Fund’s Articles of Incorporation (“Articles”) authorize the issuance of 200,000,000 shares of common stock. All shares of common stock have equal rights to the payment of dividends and the distribution of assets upon liquidation. Shares of common stock are, when issued, fully paid and non-assessable, and have no pre-emptive or conversion rights except as the directors may determine or rights to cumulative voting. Each share of Common Stock has one vote with respect to matters upon which a shareholder vote is required, consistent with the requirements of the 1940 Act and the rules promulgated thereunder, and will vote together as a single class. At any time when preferred shares are outstanding, common stockholders will not be entitled to receive any cash distributions from the Fund unless all accrued dividends on preferred shares have been paid, and unless asset coverage with respect to preferred shares would be at least 200% after giving effect to the distributions. The Fund pays monthly dividends, typically on the first business day of the following month.

The Fund’s common stock is listed on the NYSE. The Fund intends to hold annual meetings of stockholders so long as the Fund’s shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

Unlike open-end funds, closed-end funds like the Fund do not provide daily redemptions. Rather, if a shareholder determines to buy additional Common Stock or sell shares already held, the shareholder may conveniently do so by trading on the exchange through a broker or otherwise. Shares of closed-end investment companies may frequently trade on an exchange at prices lower than net asset value. Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than net asset value and have during other periods traded at prices lower than net asset value.

Because the market value of the Common Stock may be influenced by such factors as distribution levels (which are in turn affected by expenses), call protection, dividend stability, portfolio credit quality, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot assure you that Common Stock will trade at a price equal to or higher than net asset value in the future. Shares of Common Stock are designed primarily for long-term investors, and investors in the Common Stock should not view the Fund as a vehicle for trading purposes. See “Repurchase of Fund Shares; Conversion to Open-End Fund.”

The Articles authorize the Fund, without approval of the Common Stockholders, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security the Fund’s assets. Under the requirements of the 1940 Act, the Fund, immediately after any such Borrowings, must have “asset coverage” of at least 300%. With respect to any such borrowings, asset coverage means the ratio that the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowings represented by senior securities issued by the Fund. Certain types of borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage or portfolio coverage or otherwise. In addition, as with the issuance of VRDP Shares, certain types of borrowings may result in the Fund being subject to certain restrictions imposed by guidelines of one or more rating agencies that may issue ratings for commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

The rights of lenders to the Fund to receive interest on and repayment of principal of any such borrowings will be senior to those of the Common Stockholders, and the terms of any such borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to Common Stockholders in certain circumstances. Further, the 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund’s eligibility for treatment as a regulated investment company under the Code, the Fund will attempt to repay or restructure the borrowings to preserve that eligibility.

Any borrowings will likely be ranked senior or equal to all other existing and future borrowings of the Fund. The Fund may also borrow money for repurchase of its shares or as a temporary measure for extraordinary or emergency situations. See “Investment Restrictions” in the Statement of Additional Information.

Preferred Shares

The Fund’s Articles authorize the issuance of 1,000,000 preferred shares, par value $.01 per share, in one or more classes or series, with rights as determined by the Board of Directors without the approval of holders of Common Stock, out of which the Executive Committee of the Board of Directors, acting pursuant to authority delegated to it by the full Board of Directors, has designated 50,000 preferred shares as Variable Rate Demand Preferred (“VRDP”) Shares. The Fund has 1,581 VRDP Shares outstanding as of March 31, 2013. The Fund’s Board of Directors has authorized the offering of MuniPreferred Shares in the past. As of February 28, 2011, all of the Fund’s outstanding MuniPreferred shares had been redeemed.

Limited Issuance of Preferred Shares.    Under the 1940 Act, the Fund could issue preferred shares with an aggregate liquidation value of up to one-half of the value of the Fund’s total net assets, including any liabilities associated with borrowings, measured immediately after issuance of the preferred shares . “Liquidation value” means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Stock unless the liquidation value of the preferred shares is less than one-half of the value of the Fund’s total net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution.

Distribution Preference.    Preferred shares, including VRDP Shares, have complete priority over the Common Stock as to distribution of assets.

Liquidation Preference.    In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of preferred shares, including VRDP Shares would be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to Common Stockholders.

Voting Rights.    Preferred shares, including VRDP Shares, are required to be voting shares and to have equal voting rights with Common Stock. Except as otherwise indicated in this Prospectus or the SAI and except as otherwise required by applicable law, preferred shares would vote together with Common Stockholders as a single class.

Holders of preferred shares, including VRDP Shares, voting as a separate class, will be entitled to elect two of the Fund’s directors (following the establishment of the Fund by an initial director, the Articles provide for a total of no less than two and no more than 12 directors). The remaining directors will be elected by Common Stockholders and holders of preferred shares, voting together as a single class. In the unlikely event that two full years of accrued dividends are unpaid on the preferred shares, including VRDP Shares, the holders of all outstanding preferred shares, including VRDP Shares, voting as a separate class, will be entitled to elect a majority of the Fund’s directors until all dividends in arrears have been paid or declared and set apart for payment. In order for the Fund to take certain actions or enter into certain transactions, a separate class vote of holders of preferred shares would be required, in addition to the single class vote of the holders of preferred shares, and Common Stock. See “Certain Provisions in the Articles of Incorporation”.

Redemption, Purchase and Sale of Preferred Shares.    The terms of any preferred share offering, including VRDP Shares, provides that they may be redeemed by the issuer at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends. Any redemption or purchase of preferred shares, including VRDP Shares, by the Fund will reduce the leverage applicable to Common Stock, while any issuance of shares by the Fund would increase such leverage.

The Fund applied for and obtained ratings for its VRDP Shares from two NRSROs. As long as VRDP Shares are outstanding, the composition of the Fund’s portfolio would reflect guidelines established by such NRSROs. Based on previous guidelines established by such NRSROs for the securities of other issuers, the Fund anticipates that the guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. However, at this time, no assurance can be given as to the nature or extent of the guidelines that may be imposed in connection with obtaining a rating of any VRDP Shares.

CERTAIN PROVISIONS IN THE ARTICLES OF INCORPORATION

Stockholder and Director Liability.    Under the Minnesota Business Corporation Act, a subscriber for shares or a shareholder of a corporation is under no obligation to the corporation or its creditors with respect to the shares subscribed for or owned, except to pay the corporation the full agreed-upon consideration for the shares. However, a shareholder who receives a distribution which is made in violation of the Minnesota Business Corporation Act’s limitations on distributions is liable to the corporation to the extent that the distribution exceeded the amount that properly could have been paid.

The Articles provide that the Fund’s obligations are not binding upon the Fund’s directors individually, but only upon the Fund’s assets and property and provide for the indemnification of directors individually by the Fund for certain liabilities arising out of the performance of their duties to the Fund to the maximum extent permitted under Minnesota law. Nothing in the Articles, however, protects a director against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Anti-Takeover Provisions.    The Articles include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund. Specifically, the Articles require the affirmative vote of the holders of at least 66 2/3% of the Fund’s outstanding shares of Common Stock and outstanding preferred shares, including VRDP Shares, voting together as a single class, except as described below, to approve, adopt or authorize any of the following transactions:

(1)	conversion of the Fund from a closed-end investment company to an open-end investment company,

(2)	a merger or consolidation of the Fund with any other corporation or a reorganization or recapitalization,

(3)	a sale, lease or transfer of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities), or

(4)	a liquidation or dissolution of the Fund,

unless such action has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of directors fixed in accordance with the By-Laws, in which case the affirmative vote of the holders of at least a majority of the Fund’s outstanding shares of Common Stock and outstanding preferred shares, including VRDP Shares, voting together as a single class, is required. Except as may otherwise be required by law, in the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization (as such term is used in the 1940 Act) which adversely affects the holders of shares of preferred stock, the action in question will also require the approval, adoption or authorization of the holders of 66 2/3% of the Fund’s preferred shares voting as a separate class; provided, however, that such separate class vote shall be a majority vote if the action in question has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of directors fixed in accordance with the By-Laws. The 66  2/3% vote required under certain circumstances to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve the other transactions described above are higher than those required by the 1940 Act. See “Certain Provisions in the Articles of Incorporation.”

The provisions of the Articles described above could have the effect of depriving the Common Stockholders of opportunities to sell their shares of Common Stock at a premium over the then current market price of the shares of Common Stock by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objectives and policies. The Board of Directors is divided into three classes, such a staggered board could delay for up to two years the replacement of a majority of the Board of Directors. The Board of Directors of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Common Stockholders.

Reference should be made to the Articles on file with the SEC for the full text of these provisions.

REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

The Fund is a closed-end investment company and as such its stockholders will not have the right to cause the Fund to redeem their shares. Instead, the shares of Common Stock will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Fund’s Board of Directors has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Board of Directors will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount. On November 16, 2011, the Fund’s Board of Directors approved an open market share repurchase program under which the Fund may repurchase up to 10% of its Common Shares. To date, the Fund has repurchased 40,000 shares of Common Stock under the program.

Notwithstanding the foregoing, at any time if the Fund has preferred shares outstanding, including VRDP Shares, the Fund may not purchase, redeem or otherwise acquire any of its Common Stock unless (1) all accrued preferred shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund’s portfolio (determined after deducting the acquisition price of the Common Stock) is at least 200% of the liquidation value of the outstanding preferred shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). The staff of the U.S. Securities and Exchange Commission currently requires that any tender offer made by a closed-end investment company for its shares must be at a price equal to the net asset value of such shares at the close of business on the last day of the tender offer. Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Directors would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

Although the decision to take action in response to a discount from net asset value will be made by the Board of the Fund at the time it considers such issue, it is the Board’s present policy, which may be changed by the Board, not to authorize repurchases of shares of Common Stock or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the shares of Common Stock from the NYSE, or

(b) impair the Fund’s eligibility for treatment as a regulated investment company under the Code or impair the Fund’s status as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objectives and policies in order to repurchase shares; or (3) there is, in the Board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the NYSE, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board of Directors of the Fund may in the future modify these conditions in light of experience.

Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Fund’s shares of Common Stock and preferred shares, including VRDP Shares, outstanding at the time, voting together as a single class, and of the holders of at least two-thirds of the Fund’s preferred shares, including VRDP Shares, outstanding at the time, voting as a separate class, provided however, that such separate class vote shall be a majority vote if the action in question has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of directors fixed in accordance with the Declaration or By-Laws. See the Prospectus under “Certain Provisions in the Declaration of Trust” for a discussion of voting requirements applicable to conversion of the Fund to an open-end company. If the Fund converted to an open-end company, it would be required to redeem all preferred shares then outstanding, and the Fund’s common shares would no longer be listed on the NYSE. Stockholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Directors of the Fund may at any time propose conversion of the Fund to an open-end company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing.

The repurchase by the Fund of its shares at prices below net asset value would result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value would result in the Fund’s shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund’s shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by the Fund of its Common Stock would decrease the Fund’s total assets which would likely have the effect of increasing the Fund’s expense ratio. Any purchase by the Fund of its common shares at a time when preferred shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining.

Before deciding whether to take any action if the Fund’s shares of Common Stock trade below net asset value, the Board of the Fund would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board of Directors may determine that, in the interest of the Fund and its shareholders, no action should be taken.

TAX MATTERS

The following is intended to be a general summary of certain US federal income tax consequences of investing, holding and disposing of common stock of the Fund. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors (including investors in Common Stock with large positions in the Fund). Investors are advised to consult with their own tax advisors before investing in the Fund.

The Fund has elected and intends to qualify each year to be treated as a regulated investment company (a “RIC”) under Subchapter M of the Code. The Fund also intends to satisfy conditions under which dividends on common stock attributable to interest on municipal securities (as defined above) are exempt from federal income tax in the hands of owners of such stock, subject to the possible application of the federal alternative minimum tax.

To qualify under Subchapter M of the Code for treatment as a RIC, the Fund must, among other things: (a) distribute to its shareholders each year at least 90% of the sum of (i) its investment company taxable income (as that term is defined in the Code, determined without regard to the deduction for dividends paid) and (ii) its net tax-exempt income (the excess of its gross tax-exempt interest income over certain disallowed deductions) (b) derive at least 90% of its gross income (including income on municipal securities exempt from regular federal income tax) for each taxable year from dividends, interest (including interest income on municipal securities exempt from regular income tax), payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (as defined in the Code), and (c) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year (i) at least 50% of the market value of the Fund’s assets is represented by cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities, with these other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the market value of the Fund’s assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other RICs), the securities of two or more issuers (other than securities of other RICs) controlled by the Fund and engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. To meet these requirements, the Fund may need to restrict its use of certain of the investment techniques described under “Investment Policies and Techniques” and “Other Investment Policies and Techniques” above.

If the Fund fails to satisfy the qualifying income or diversification requirements in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period of time. In order to be eligible for the relief provisions with respect to a failure to meet the diversification requirements, the Fund may be required to dispose of certain assets. If these relief provisions are not available to the Fund and it fails to qualify for treatment as a RIC for a taxable year, the Fund will be taxable at regular corporate tax rates (and, to the extent applicable, at corporate alternative minimum tax rates). In such an event, all distributions (including capital gains distributions and distributions derived from interest on municipal securities) will be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits, subject to the dividends-received deduction for corporate shareholders and to the lower tax rates applicable to qualified dividend income distributed to individuals. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a tax-free return of capital to the extent of the holder’s adjusted tax basis in the shares (reducing that basis accordingly), and any remaining distributions would generally be treated as a capital gain. To requalify for treatment as a RIC in a subsequent taxable year, the Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. In addition, if the Fund failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay a Fund-level tax on certain net built-in gains recognized with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a RIC in a subsequent year.

A regulated investment company that fails to distribute, by the close of each calendar year, an amount at least equal to the sum of 98% of its ordinary taxable income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 in such year, plus any shortfalls from the prior year’s required distribution, is liable for a nondeductible 4% federal excise tax on the excess of the required distribution for such calendar year over the distributed amount for such calendar year. To avoid the imposition of this excise tax, the Fund generally intends to make the required distributions of its ordinary taxable income, if any, and its capital gain net income, to the extent possible, by the close of each calendar year.

Certain minimum net asset value coverage limitations on distributions made with respect to Common Stock may under certain circumstances impair the ability of the Fund to maintain its qualification for treatment as a RIC or to pay distributions sufficient to avoid the imposition of the 4% federal excise tax.

As described in “Distributions” above, the Fund may retain for investment or otherwise use some (or all) of its net capital gain. If the Fund retains any net capital gain or taxable net investment income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount; (ii) will be deemed to have paid their proportionate shares of the tax paid by the Fund on such undistributed amount and will be entitled to credit that amount of tax against their federal income tax liabilities, if any; and (iii) will be entitled to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder.

The Fund intends to qualify to pay “exempt-interest” dividends, as defined in the Code, to its common stock by satisfying the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of municipal securities. Exempt-interest dividends are dividends or any part thereof (other than a capital gain dividend) paid by the Fund which are attributable to interest on municipal securities and which are so reported by the Fund. Exempt-interest dividends will be exempt from federal income tax, subject to the possible application of the federal alternative minimum tax. Insurance proceeds received by the Fund under any insurance policies in respect of scheduled interest payments on defaulted municipal bonds, as described herein, will generally be correspondingly excludable from federal gross income. In the case of non-appropriation by a political subdivision, however, there can be no assurance that payments made by the issuer representing interest on municipal lease obligations will be excludable from gross income for federal income tax purposes. See “Investment Policies and Techniques” above. Any gains of the Fund that are attributable to market discount on municipal securities are treated as ordinary income to the extent of accrued market discount on those securities.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, interest, dividends and certain capital gains are generally taken into account in computing a shareholder’s net investment income, but exempt-interest dividends are not be taken into account.

A portion of the Fund’s expenditures that would otherwise be deductible may not be allowed as deductions by reason of the Fund’s investment in municipal securities (such disallowed portion, in general, being the same percentage of the Fund’s aggregate expenses as the percentage of the Fund’s aggregate gross income that constitutes exempt interest income from municipal securities). A similar disallowance rule also applies to interest expense paid or incurred by the Fund, if any. Any such disallowed deductions will offset the Fund’s gross exempt-interest income for purposes of calculating the dividends that the Fund can report as exempt-interest dividends. Interest on indebtedness incurred or continued to purchase or carry the Fund’s shares is not deductible to the extent the interest relates to exempt-interest dividends. Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase or ownership of shares may be considered to have been made with borrowed funds even though such funds are not directly used for the purchase or ownership of such shares.

Distributions to shareholders of net investment income received by the Fund from taxable investments, if any, including temporary taxable investments, and of net short-term capital gains realized by the Fund, if any, will be taxable to its shareholders as ordinary income. Distributions by the Fund of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, are taxable as long-term capital gain, regardless of the length of time the shareholder has owned the shares with respect to which such distributions are made. The amount of taxable income allocable to the Fund’s shares will depend upon the amount of such income realized by the Fund. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after that basis has been reduced to zero, will constitute capital gain to the shareholder (assuming the shares are held as capital assets). As long as the Fund qualifies as a RIC under the Code, it is not expected that any part of its distributions to shareholders from its investments will qualify for the dividends-received deduction available to corporate shareholders or as “qualified dividend income” taxable to noncorporate shareholders at reduced rates.

The IRS requires the Fund to report distributions paid with respect to its Common Stock and its VRDP Shares as consisting of a portion of each type of income distributed by the Fund. The portion of each type of income deemed received by the holders of each class of shares will be equal to the portion of total Fund dividends received by such class. Thus, the Fund will report dividends paid as exempt-interest dividends in a manner that allocates such dividends between the holders of the common stock and the preferred VRDP Shares, in proportion to the total dividends paid to each such class during or with respect to the taxable year, or otherwise as required by applicable law. Capital gain dividends and ordinary income dividends will also be allocated between the two classes under these rules.

The interest on private activity bonds in most instances is not federally tax-exempt to a person who is a “substantial user” of a facility financed by such bonds or a “related person” of such “substantial user.” As a result, the Fund may not be an appropriate investment for a shareholder who is considered either a “substantial user” or a “related person” within the meaning of the Code. In general, a “substantial user” of a facility includes a “nonexempt person who regularly uses a part of such facility in his trade or business.” “Related persons” are in general defined to include persons among whom there exists a relationship, either by family or business, which would result in a disallowance of losses in transactions among them under various provisions of the Code (or if they are members of the same controlled group of corporations under the Code), including a partnership and each of its partners (and certain members of their families), an S corporation and each of its shareholders (and certain members of their families) and various combinations of these and other relationships. The foregoing is not a complete description of all of the provisions of the Code covering the definitions of “substantial user” and “related person.”

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by the Fund (and received by the shareholders) on December 31 of the year declared. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

Federal income tax law imposes an alternative minimum tax with respect to corporations, individuals, trusts and estates. Interest on certain municipal securities, such as bonds issued to make loans for housing purposes or to private entities (but not to certain tax-exempt organizations such as universities and non-profit hospitals), is included as an item of tax preference in determining the amount of a taxpayer’s alternative minimum taxable income. If the Fund receives income from municipal securities the interest on which is a tax preference item, a portion of the dividends paid by the Fund, although otherwise exempt from federal income tax, will be taxable to shareholders whose tax liabilities are determined under the federal alternative minimum tax. The Fund will annually provide a report indicating the percentage of the Fund’s income attributable to municipal securities and the portion thereof the interest on which is a tax preference item. In addition, for certain corporations, federal alternative minimum taxable income is increased by 75% of the difference between an alternative measure of income (“adjusted current earnings”) and the amount otherwise determined to be the alternative minimum taxable income. Interest on all municipal securities, and therefore all distributions by the Fund that would otherwise be tax-exempt, is included in calculating a corporation’s adjusted current earnings. Certain small corporations are not subject to the federal alternative minimum tax. Bonds issued in 2009 or 2010 generally will not be treated as private activity bonds, and interest earned on such bonds (and Fund distributions consisting of such interest) generally will not be treated as a tax preference item and generally will not result in or increase a corporate shareholder’s liability for the federal alternative minimum tax.

Tax-exempt income, including exempt-interest dividends paid by the Fund, is taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax.

The Fund’s investment in zero coupon bonds will cause it to realize income prior to the receipt of cash payments with respect to these bonds. Such income will be accrued daily by the Fund. In order to avoid a tax payable by the Fund, the Fund may be required to liquidate securities that it might otherwise continue to hold in order to generate cash so that the Fund may make required distributions to its shareholders.

Certain of the Fund’s investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain deductions or losses of the Fund, affect the holding period of securities held by the Fund, and alter the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining RIC status and for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund for treatment as a regulated investment company.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, the Fund may carry net capital losses from any taxable year forward to offset capital gains in future years. The Fund is permitted to carry forward a net capital loss from any taxable year that began on or before December 22, 2010 to offset its capital gains, if any, for up to eight years following the year of the loss. The Fund is permitted to carry forward indefinitely a net capital loss from any taxable year that began after December 22, 2010 to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to shareholders. Carryforwards of losses from taxable years that began after December 22, 2010 must be fully utilized before the Fund may utilize carryforwards of losses from taxable years that began on or before December 22, 2010. Generally, the Fund may not carry forward any losses other than net capital losses. Under certain circumstances, the Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

The repurchase, sale or exchange of Common Stock normally will result in capital gain or loss to holders of Common Stock who hold their shares as capital assets. Generally a shareholder’s gain or loss will be long-term capital gain or loss if the shares have been held for more than one year even though the increase in value in such common stock may be at least partly attributable to tax-exempt interest income. Present law taxes both long-term and short-term capital gains of corporations at the same rates applicable to ordinary income. For noncorporate taxpayers, however, long-term capital gains are taxed at rates of up to 20%. Short-term capital gains and other ordinary income are taxed to noncorporate shareholders at ordinary income rates. If a shareholder sells or otherwise disposes of Common Stock before holding it for six months, any loss on the sale or disposition will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the Common Stockholder of long-term capital gain (including any amount credited to the shareholder as undistributed capital gain). Any loss realized on a sale or exchange of shares of the Fund will be disallowed to the extent those shares of the Fund are replaced (including, without limitation, under the Plan) by substantially identical shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares, or to the extent the shareholder enters into a contract or option to repurchase shares within such period. In that event, the basis of the replacement shares of the Fund will be adjusted to reflect the disallowed loss.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Upon a repurchase of your shares, the Fund (or its administrative agent) may be required to report to the IRS and furnish to you cost basis and holding period information for the Fund’s shares purchased on or after January 1, 2012 (“covered shares”).

For shares of the Fund held in the Plan, you are permitted to elect from among several permitted cost basis methods. In the absence of an election, the Plan will use first-in first-out (“FIFO”) methodology for tracking and reporting your cost basis on covered shares as its default cost basis method. The cost basis method you use may not be changed with respect to a repurchase of shares after the settlement date of the repurchase. You should consult with your tax advisors to determine the best permitted cost basis method for your tax situation and to obtain more information about how the new cost basis reporting rules apply to you.

The Fund is required in certain circumstances to withhold (as “backup withholding”) a portion of dividends (including exempt-interest dividends) and certain other payments paid to certain holders of the Fund’s shares who do not furnish to the Fund their correct taxpayer identification numbers (in the case of individuals, their social security numbers) and certain certifications, or who are otherwise subject to backup withholding. The backup withholding rate is 28%. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder’s federal income tax liability, provided the required information and forms are timely furnished to the IRS.

The Code provides that every shareholder required to file a tax return must include for information purposes on such return the amount of tax-exempt interest received during the taxable year, including any exempt-interest dividends received from the Fund.

The description of certain federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., generally, U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax and hold their shares as capital assets. Except as otherwise provided, this description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, other RICs, or tax-exempt or tax-deferred plans, accounts or entities. Investors that are not U.S. persons may be subject to different U.S. federal income tax treatment, including a non-resident alien U.S. withholding tax at the rate of 30% or any lower applicable treaty rate on amounts treated as ordinary dividends from the Fund (other than, for taxable years of the Fund that begin on or before December 31, 2013, certain dividends reported by the Fund as (i) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net-interest income,” or (ii) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain”) or, in certain circumstances, unless an effective IRS Form W-8BEN or other authorized withholding certificate is on file, to backup withholding on certain other payments from the Fund. “Qualified net interest income” is the Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of net short-term capital gain of the Fund for the taxable year over its net long-term capital loss, if any. Backup withholding will not be applied to payments that have been subject to the 30% (or lower applicable treaty rate) withholding tax on shareholders who are neither citizens nor residents of the United States.

Unless certain non-U.S. entities that hold Fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions payable to such entities after December 31, 2013 (or, in certain cases, after later dates) and to repurchase proceeds and certain capital gain dividends payable to such entities after December 31, 2016. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement. Exempt-interest dividends may be exempt from this withholding tax.

The foregoing is a general summary of certain provisions of the Code and regulations thereunder presently in effect as they directly govern the federal income taxation of the Fund and its shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. Moreover, the foregoing does not address many of the factors that may be determinative of whether an investor will be liable for the alternative minimum tax. Stockholders are advised to consult their own tax advisors for more detailed information concerning the federal, foreign, state and local tax consequences of purchasing, holding and disposing of Fund shares.

STATE AND LOCAL TAX MATTERS

The exemption from U.S. federal income tax for exempt-interest dividends generally does not result in exemption for such dividends under the income or other tax laws of any state or local taxing authority. In some states, however, the portion of any exempt-interest dividends derived from interest received by the Fund on its holdings of that state’s securities and its political subdivisions and instrumentalities is exempt from the state’s income tax. The Fund will report annually to its shareholders the percentage of interest income earned by the Fund during the preceding year on tax-exempt obligations indicating, on a state-by-state basis, the source of such income. Stockholders of the Fund are advised to consult with their own tax advisors about state and local tax matters.

FINANCIAL STATEMENTS

The Financial Statements and the independent registered public accounting firms reports thereon, appearing in the Fund’s annual shareholder report for the fiscal year ended February 29, 2012 are incorporated herein by reference in this Statement of Additional Information. Also incorporated by reference are the Fund’s unaudited semi-annual report for the six months ended August 31, 2012. The Fund’s annual and semi-annual shareholder reports may be obtained without charge by calling (800) 257-8787.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, an independent registered public accounting firm, provides auditing services to the Fund. The principal business address of Ernst & Young LLP is 155 North Wacker Drive, Chicago, Illinois 60606.

CUSTODIAN AND TRANSFER AGENT

The custodian of the assets of the Fund is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02110. The Custodian performs custodial, fund accounting and portfolio accounting services. The Fund’s transfer, shareholder services and dividend paying agent is also State Street Bank and Trust Company (the “Transfer Agent”). The Transfer Agent is located at 250 Royall Street, Canton, Massachusetts 02021.

LEGAL OPINION

Certain legal matters in connection with the Common Stock will be passed upon for the Fund by Bingham McCutchen LLP, Washington, D.C. Bingham McCutchen LLP will rely as to certain matters under Minnesota law on the opinion of Dorsey & Whitney LLP, Minneapolis, Minnesota.

ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the SEC, Washington, D.C. The Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund’s Registration Statement. Statements contained in the Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

APPENDIX A

Ratings of Investments

Standard & Poor’s Corporation—A brief description of the applicable Standard & Poor’s Corporation, a division of The McGraw-Hill Companies (“Standard & Poor’s” or “S&P”), rating symbols and their meanings (as published by S&P) follows:

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion evaluates the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based, in varying degrees, on the following considerations:

•    Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•    Nature of and provisions of the obligation;

•    Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A-1

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A-2

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1.

A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2.

A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3.

A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

A-3

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Municipal Bonds

Aaa

Bonds that are rated ‘Aaa’ are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds mat are rated ‘Aa’ are judged to be of high quality by all standards. Together with the ‘Aaa’ group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in ‘Aaa’ securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present mat make the long-term risks appear somewhat larger than in ‘Aaa’ securities.

A

Bonds that are rated ‘A’ possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa

Bonds that are rated ‘Baa’ are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

A-4

Ba

Bonds that are rated ‘Ba’ are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds that are rated ‘B’ generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

Bonds that are rated ‘Caa’ are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

Bonds that are rated ‘Ca’ represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C

Bonds that are rated ‘C’ are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor Prospects of ever attaining any real investment standing.

#(hatchmark): Represents issues that are secured by escrowed funds held in cash, held in trust, invested and reinvested in direct, non-callable, non-prepayable United States government obligations or non-callable, non-prepayable obligations unconditionally guaranteed by the U.S. Government, Resolution Funding Corporation debt obligations.

Con. (.): Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition.

(P): When applied to forward delivery bonds, indicates the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

Note: Moody’s applies numerical modifiers 1,2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates mat the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Short-Term Loans

MIG 1/VMIG 1

This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2

This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

A-5

MIG 3/VMIG 3

This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4

This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG

This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Commercial Paper

Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will normally be evidenced by the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structures with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers (or supporting institutions) rated Prime-2 have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Fitch Ratings—A brief description of the applicable Fitch Ratings (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

Long-Term Credit Ratings

Investment Grade

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A-6

A

High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB

Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC rating indicates that default of some kind appears probable. ‘C’ ratings signal imminent default.

DDD, DD, and D Default

The ratings of obligations in this category are based on their Prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. ‘DDD’ obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest ‘DD’ indicates potential recoveries in the range of 50%-90%, and ‘D’ the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest Prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor Prospect for repaying all obligations.

Short-Term Credit Ratings

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

Fl

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

A-7

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B

Speculative Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D

Default. Denotes actual or imminent payment default.

Notes to Long-term and Short-term ratings:

“+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC, or to Short-term ratings other than ‘FT.

‘NR’ indicates that Fitch Ratings does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

A-8

APPENDIX B

DERIVATIVE STRATEGIES AND RISKS

Set forth below is additional information regarding the various techniques involving the use of derivatives.

FINANCIAL FUTURES

A financial future is an agreement between two parties to buy and sell a security for a set price on a future date. They have been designed by boards of trade which have been designated “contracts markets” by the Commodity Futures Trading Commission (“CFTC”).

The purchase of financial futures is for the purpose of hedging the Fund’s existing or anticipated holdings of long-term debt securities. For example, if the Fund desires to increase its exposure to long-term bonds and has identified long-term bonds it wishes to purchase at a future time, but expects market interest rates to decline (thereby causing the value of those bonds to increase), it might purchase financial futures. If interest rates did decrease, the value of those to-be-purchased long-term bonds would increase, but the value of the Fund’s financial futures would be expected to increase at approximately the same rate, thereby helping maintain the Fund’s purchasing power. When the Fund purchases a financial future, it deposits in cash or securities an “initial margin”, typically equal to an amount between 1% and 5% of the contract amount. Thereafter, the Fund’s account is either credited or debited on a daily basis in correlation with the fluctuation in price of the underlying future or other requirements imposed by the exchange in order to maintain an orderly market. The Fund must make additional payments to cover debits to its account and has the right to withdraw credits in excess of the liquidity, the Fund may close out its position at any time prior to expiration of the financial future by taking an opposite position. At closing a final determination of debits and credits is made, additional cash is paid by or to the Fund to settle the final determination and the Fund realizes a loss or gain depending on whether on a net basis it made or received such payments.

The sale of financial futures is for the purpose of hedging the Fund’s existing or anticipated holdings of long-term debt securities. For example, if the Fund owns long-term bonds and market interest rates were expected to increase (causing those bonds’ values to decline), it might sell financial futures. If interest rates did increase, the value of long-term bonds in the Fund’s portfolio would decline, but the value of the Fund’s financial futures would be expected to increase at approximately the same rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

Among the risks associated with the use of financial futures by the Fund as a hedging or anticipatory device, perhaps the most significant is the imperfect correlation between movements in the price of the financial futures and movements in the price of the debt securities which are the subject of the hedge.

Thus, if the price of the financial future moves less or more than the price of the securities which are the subject of the hedge, the hedge will not be fully effective. To compensate for this imperfect correlation, the Fund may enter into financial futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the financial futures. Conversely, the Fund may enter into fewer financial futures if the historical volatility of the price of the securities being hedged is less than the historical volatility of the financial futures.

The market prices of financial futures may also be affected by factors other than interest rates. One of these factors is the possibility that rapid changes in the volume of closing transactions, whether due to volatile markets or movements by speculators, would temporarily distort the normal relationship between the markets in the financial future and the chosen debt securities. In these circumstances as well as in periods of rapid and large price movements. The Fund might find it difficult or impossible to close out a particular transaction.

OPTIONS ON FINANCIAL FUTURES

The Fund may also purchase put or call options on financial futures which are traded on a U.S. Exchange or board of trade and enter into closing transactions with respect to such options to terminate an existing position. The purchase of put options on financial futures is analogous to the purchase of put options by the Fund on its portfolio securities to hedge against the risk of rising interest rates. As with options on debt securities, the holder of an option may terminate his position by selling an option of the Fund. There is no guarantee that such closing transactions can be effected.

INDEX CONTRACTS

INDEX FUTURES

A tax-exempt bond index which assigns relative values to the tax-exempt bonds included in the index is traded on the Chicago Board of Trade. The index fluctuates with changes in the market values of all tax-exempt bonds included rather than a single bond. An index future is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash-rather than any security-equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index future was originally written. Thus, an index future is similar to traditional financial futures except that settlement is made in cash.

INDEX OPTIONS

The Fund may also purchase put or call options on U.S. Government or tax- exempt bond index futures and enter into closing transactions with respect to such options to terminate an existing position. Options on index futures are similar to options on debt instruments except that an option on an index future gives the purchaser the right, in return for the premium paid, to assume a position in an index contract rather than an underlying security at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance of the writer’s futures margin account which represents the amount by which the market price of the index futures contract, at exercise, is less than the exercise price of the option on the index future.

Bond index futures and options transactions would be subject to risks similar to transactions in financial futures and options thereon as described above.

SWAP AGREEMENTS

Swap agreements are two-party contracts entered into primarily by institutional investors, typically for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or swapped between the parties are calculated with respect to a notional amount (the amount or value of the underlying asset used in computing the particular interest rate, return, or other amount to be exchanged) of a particular security, or in a basket of securities representing a particular index. Swap agreements may include, by way of example, (i) interest rate swaps, in which one party exchanges a commitment to pay a floating, shorter-term interest rate (typically by reference to the rate of a specific security or index) for the other party’s commitment to pay a fixed, longer-term interest rate (either as specifically agreed, or by reference to a specified security or index); (ii) interest rate caps, in which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or cap; (iii) interest rate floors, in which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or floor; (iv) interest rate collars, in which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or collar amounts; (v) total return swaps, in which one party commits to pay the total return of an underlying security or asset in return for receiving from the other party a specified return or the return of another instrument (typically a floating short-term interest rate), and (vi) credit default swap, in which the buyer pays a periodic fee in return for a contingent payment by the seller upon a credit event (such as a default) happening with respect to a specified instrument, typically in an amount equivalent to the loss incurred on a specific investment in that security due to the credit event.

A Fund may enter into such swap agreements for any purpose consistent with the Fund’s investment objective, such as for the purpose of attempting to obtain, enhance, or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. The Fund also may enter into swaps in order to protect against an increase in the price of securities that the Fund anticipates purchasing at a later date.

Whether the Fund’s use of swap agreements will be successful in furthering its investment objective will depend, in part, on the ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments and the changes in the future values, indices, or rates covered by the swap agreement. Swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter swap agreements only with counterparties that the Adviser reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. Certain requirements imposed on the Fund by the Internal Revenue Code of 1986, as amended, may limit the Fund’s ability to use swap agreements. The swap market is largely unregulated.

Nuveen California Quality Income Municipal Fund, Inc.

STATEMENT OF ADDITIONAL INFORMATION

April 12, 2013

PART C—OTHER INFORMATION

Item 25: Financial Statements and Exhibits.

1.	Contained in Part A:

Financial Highlights for the Nuveen California Quality Income Municipal Fund, Inc. (the “Fund” or the “Registrant”) for the fiscal years ended February 28, 2002, 2003, 2004, 2005, 2006, 2007, 2008, 2009, 2010, and 2011, for the fiscal year ended February 29, 2012, and for the fiscal period March 1, 2012 through August 31, 2012.

Contained in Part B:

Financial Statements are incorporated in Part B by reference to the Registrant’s February 29, 2012 Annual Report (audited) on Form N-CSR as filed with the U.S. Securities and Exchange Commission (the “SEC”) via EDGAR Accession No. 0000891804-12-000685 on May 7, 2012 and to the Registrant’s August 31, 2012 Semi-Annual Report (unaudited) on Form N-CSR as filed with the SEC via EDGAR Accession No. 0000891804-12-001422 on November 8, 2012.

2.	Exhibits:

a.1	Registrant’s Articles of Incorporation dated July 25, 1991, as amended, including the Statement Establishing and Fixing the Rights and Preferences of Registrant’s Municipal Auction Rate Cumulative Preferred Stock. Filed on May 20, 1999 as exhibit a. to the Registrant’s Initial Registration Statement on Form N-2 (File Nos. 333-78903 and 811-06425) and incorporated herein by reference.

a.2	Registrant’s Statement Establishing and Fixing the Rights and Preferences of Variable Rate Demand Preferred Shares (“VRDP”). Filed on November 15, 2012 as exhibit a.2 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-184970 and 811-06425) and incorporated herein by reference.

b.	By-Laws of the Registrant (Amended and Restated as of February 20, 2006). Filed on November 15, 2012 as exhibit b. to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-184970 and 811-06425) and incorporated herein by reference.

c.	Not applicable.

d.	Not applicable.

e.	Terms and Conditions of the Dividend Reinvestment Plan. Filed on November 15, 2012 as exhibit e. to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-184970 and 811-06425) and incorporated herein by reference.

f.	Not applicable.

g.1	Investment Management Agreement dated November 13, 2007 between the Registrant and Nuveen Asset Management (now Nuveen Fund Advisors, LLC). Filed on November 15, 2012 as exhibit g.1 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-184970 and 811-06425) and incorporated herein by reference.

g.2	Sub-Advisory Agreement dated December 31, 2010 between Nuveen Fund Advisors, Inc. (now, Nuveen Fund Advisors, LLC) and Nuveen Asset Management LLC. Filed on November 15, 2012 as exhibit g.2 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-184970 and 811-06425) and incorporated herein by reference.

h.1	Form of Underwriting Agreement between the Registrant, Nuveen Advisory Corp. (now, Nuveen Fund Advisors, LLC) and Salomon Smith Barney, Inc. Filed on May 20, 1999 as Exhibit h. to the Registrant’s Initial Registration Statement on Form N-2 (File Nos. 333-78903 and 811-06425) and incorporated herein by reference.

h.2.	Distribution Agreement relating to At-the-Market Offerings dated February 26, 2013 between the Registrant and Nuveen Securities, LLC.*

h.3	Equity Distribution Agreement between the Registrant, Nuveen Securities, LLC and Nuveen Fund Advisors, LLC**

h.4	Dealer Agreement relating to At-the-Market Offerings dated March 29, 2013 between Nuveen Securities, LLC and Stifel Nicolaus & Company, Inc.*

i.	Nuveen Open-End and Closed-End Funds Deferred Compensation Plan for Independent Directors and Trustees (as Amended and Restated effective January 1, 2013).*

1

j.1	Amended and Restated Master Custodian Agreement dated February 25, 2005 between the Registrant and State Street Bank and Trust Company. Filed on November 15, 2012 as exhibit j.1 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-184970 and 811-06425) and incorporated herein by reference.

j.2	Appendix A, dated March 9, 2012, to the Amended and Restated Master Custodian Agreement dated February 25, 2005 between the Registrant and State Street Bank and Trust Company. Filed on November 15, 2012 as exhibit j.2 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-184970 and 811-06425) and incorporated herein by reference.

k.1	Transfer Agency and Service Agreement dated October 7, 2002 between the Registrant and State Street Bank and Trust Company. Filed on November 15, 2012 as exhibit k.1 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-184970 and 811-06425) and incorporated herein by reference.

k.2	Schedule A, dated May 25, 2011, to the Transfer Agency and Service Agreement dated October 7, 2002 between the Registrant and State Street Bank and Trust Company. Filed on November 15, 2012 as exhibit k.2 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-184970 and 811-06425) and incorporated herein by reference.

k.3	Amendment dated July 1, 2011 to the Transfer Agency and Service Agreement dated October 7, 2002 between the Registrant and State Street Bank and Trust Company. Filed on November 15, 2012 as exhibit k.3 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-184970 and 811-06425) and incorporated herein by reference.

k.4	Nuveen Auction Agency Agreement (Basic Terms for Acting as Auction Agent) dated November 1, 1993, including form of request and acceptance letter related thereto. Filed on May 20, 1999 as exhibit d.1 to the Registrant’s Initial Registration Statement on Form N-2 (File No. 333-78903 and 811-06425) and incorporated herein by reference.

k.5	Nuveen Broker-Dealer Agreement (Basic Terms for Acting as a Broker-Dealer) dated December 14, 1993, including form of request and acceptance letter related thereto. Filed on May 20, 1999 as exhibit d.2 to the Registrant’s Initial Registration Statement on Form N-2 (File No. 333-78903 and 811-06425) and incorporated herein by reference.

k.6	Form of Letter of Representation to The Depository Trust Company relating to the Series of MuniPreferred. Filed on May 20, 1999 as Exhibit d.3 to the Registrant’s Initial Registration Statement on Form N-2 (File Nos. 333-78903 and 811-06425) and incorporated herein by reference.

l.1	Opinion and consent of Bingham McCutchen LLP.*

l.2	Opinion and consent of Dorsey &Whitney LLP.*

m.	Not applicable.

n.	Consent of Ernst & Young LLP.*

o.	Not applicable.

p.	Not applicable.

q.	Not applicable.

r.	Code of Ethics and Reporting Requirements of Nuveen Investments, Inc. (including affiliated entities) and the Nuveen Funds, effective January 1, 2013.*

s.	Powers of Attorney. Filed on November 15, 2012 as exhibit s. to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-184970 and 811-06425) and incorporated herein by reference.

*	Filed herewith.
**	To be filed by amendment.

Item 26: Marketing Arrangements.

See Sections 2, 3 and 5(n) of the Distribution Agreement to be filed as exhibit h.2 to this Registration Statement.

See the introductory paragraph and Sections 2 and 3(d) of the Equity Distribution Agreement to be filed as exhibit h.3 to this Registration Statement.

2

Item 27: Other Expenses of Issuance and Distribution.

Printing and Engraving Fees	$40,000
Legal Fees	65,000
Accounting Fees	4,000
Financial Industry Regulatory Authority Fees	6,051
Stock Exchange Listing Fees	7,700
Securities and Exchange Commission Registration Fees	5,047
Miscellaneous Fees	12,202

Total	$140,000

Item 28: Persons Controlled by or under Common Control with Registrant.

Not applicable.

Item 29: Number of Holders of Securities.

As of March 5, 2013:

Title of Class	Number of Record Holders
Common Stock, $0.01 par value	7,634
Preferred Stock, $0.01 par value	7

Total	7,641

Item 30: Indemnification.

Article EIGHTH of the Registrant’s Articles of Incorporation provides as follows:

EIGHTH: To the maximum extent permitted by the Minnesota Business Corporation Act, as from time to time amended, the Corporation shall indemnify its currently acting and its former directors, officers, employees and agents, and those persons who, at the request of the Corporation, serve or have served another corporation, partnership, joint venture, trust or other enterprise in one or more such capacities. The indemnification provided for herein shall not be deemed exclusive of any other rights to which those seeking indemnification may otherwise be entitled.

Expenses (including attorneys’ fees) incurred in defending a civil or criminal action, suit or proceeding (including costs connected with the preparation of a settlement) may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding, if authorized by the Board of Directors in the specific case, upon receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay that amount of the advance which exceeds the amount which it is ultimately determined that he is entitled to receive from the Corporation by reason of indemnification as authorized herein; provided, however, that prior to making any such advance at least one of the following conditions shall have been met: (1) the indemnitee shall provide a security for his undertaking, (2) the Corporation shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the disinterested, non-party directors of the Corporation, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

Nothing in these Articles of Incorporation or in the By-Laws shall be deemed to protect or provide indemnification to any director or officer of the Corporation against any liability to the Corporation or to its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (“disabling conduct”), and the Corporation shall not indemnify any of its officers or directors against any liability to the Corporation or to its security holders unless a determination shall have been made in the manner provided hereafter that such liability has not arisen from such officer’s or director’s disabling conduct. A determination that an officer or director is

3

entitled to indemnification shall have been properly made if it is based upon (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the indemnitee was not liable by reason of disabling conduct or, (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of directors who are neither “interested persons” of the Corporation as defined in the Investment Company Act of 1940 nor parties to the proceeding, or (b) an independent legal counsel in a written opinion.

Section 7 of the Form of Distribution Agreement filed as Exhibit h.2 to this Registration Statement provides for each of the parties thereto, including the Registrant and the Underwriters, to indemnify the others, their directors, certain of their officers and directors and persons who control them against certain liabilities in connection with the offering described herein, including liabilities under the Federal securities laws.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding (is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31: Business and Other Connections of Investment Adviser and Sub-Adviser.

A description of any other business, profession, vocation or employment of a substantial nature in which the directors and officers of Nuveen Fund Advisors, LLC (“NFALLC”), the Fund’s investment adviser, who serve as officers or Trustees of the Fund have engaged during the last two years for his or her account or in the capacity of director, officer, employee, partner or trustee appears under “Management” in the Statement of Additional Information. Such information for the remaining senior officers appears below:

Name and Position with NFALLC	Other Business, Profession, Vocation or Employment During Past Two Years
Thomas J. Schreier, Jr., Co-President	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); formerly, Chief Executive Officer and Chief Investment Officer of FAF Advisors; formerly, President of First American Funds.

Robert D. Luse, Executive Vice President	Executive Vice President of Nuveen Asset Management, LLC and Nuveen Securities, LLC; Executive Vice President and Assistant Secretary of Nuveen Investments, Inc.; Vice President of Santa Barbara Asset Management, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.

4

Name and Position with NFALLC	Other Business, Profession, Vocation or Employment During Past Two Years
John L. MacCarthy, Director, Executive Vice President and Secretary

Executive Vice President (since 2008), Secretary and General Counsel (since 2006) of Nuveen Investments, Inc. and Nuveen Investments Holdings, Inc.; Executive Vice President (since 2008) and Secretary (since 2006) of Nuveen Investments Advisers Inc. and (since 2011) of Nuveen Asset Management, LLC; Vice President and Secretary of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Santa Barbara Asset Management, LLC; Director, Vice President and Secretary of Winslow Capital Management, LLC.

Stuart J. Cohen, Managing Director and Assistant Secretary

Managing Director and Assistant Secretary of Nuveen Asset Management, LLC and Nuveen Securities, LLC; Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC, NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC, Symphony Asset Management LLC, Tradewinds Global Investors, LLC and Winslow Capital Management, LLC.

Sherri A. Hlavacek, Managing Director and Corporate Controller

Managing Director and Corporate Controller of Nuveen Investments, Inc., Nuveen Securities, LLC, Nuveen Investments Advisers Inc., Nuveen Investments Holdings, Inc. and of Nuveen Asset Management, LLC (since 2011); Vice President and Controller of NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC, Tradewinds Global Investors, LLC, Winslow Capital Management, LLC, and Symphony Asset Management LLC; Certified Public Accountant.

Timothy N. Kafesjian, Senior Vice President	Vice President of Nuveen Securities, LLC, NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC and Tradewinds Global Investors, LLC.

Mary E. Keefe, Managing Director and Chief Compliance Officer

Managing Director (since 2004) and Director of Compliance of Nuveen Investments, Inc.; Managing Director and Chief Compliance Officer of Nuveen Securities, LLC, Nuveen Asset Management, LLC, Nuveen Investments Advisers Inc., Symphony Asset Management LLC and Santa Barbara Asset Management, LLC; Vice President and Assistant Secretary of Winslow Capital Management, LLC.

5

Name and Position with NFALLC	Other Business, Profession, Vocation or Employment During Past Two Years
Lucas A. Satre, Senior Vice President and Assistant Secretary

Senior Vice President and Assistant Secretary of Nuveen Asset Management, LLC, Nuveen Securities, LLC and Nuveen Investments, Inc.; Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC, NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC, Symphony Asset Management LLC, Tradewinds Global Investors, LLC and Winslow Capital Management, LLC.

Glenn R. Richter, Director	Executive Vice President and Chief Operating Officer of Nuveen Investments, Inc. (since 2006); Co-Chief Executive Officer and Chief Operating Officer (since 2011) of Nuveen Securities, LLC; Executive Vice President of Nuveen Investments Advisers, Inc.

Nuveen Asset Management, LLC (“Nuveen Asset Management”) acts as the Fund’s sub-adviser and also serves as sub-adviser to other open-end and closed-end funds and investment adviser to separately managed accounts. The following is a list of the senior officers of Nuveen Asset Management. The principal business address of each person is 333 West Wacker Drive, Chicago, Illinois 60606.

Name and Position with Nuveen Asset Management	Other Business, Profession, Vocation or Employment During Past Two Years
Thomas J. Schreier, Jr., Chairman	Vice Chairman, Wealth Management, of Nuveen Investments, Inc.; Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC; Co-Chief Executive Officer of Nuveen Securities, LLC; formerly, Chief Executive Officer and Chief Investment Officer of FAF Advisors; formerly, President of First American Funds.

William T. Huffman, President	Previously, Chief Operating Officer, Municipal Fixed Income (2008-2011) of Nuveen Fund Advisors, Inc.; previously, Chairman, President and Chief Executive Officer (2002-2007) of Northern Trust Global Advisors, Inc. and Chief Executive Officer (2007) of Northern Trust Global Investments Limited; CPA.

Robert D. Luse, Executive Vice President	Executive Vice President of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC; Executive Vice President and Assistant Secretary of Nuveen Investments, Inc.; Vice President of Santa Barbara Asset Management, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.

6

Name and Position with Nuveen Asset Management	Other Business, Profession, Vocation or Employment During Past Two Years
John L. MacCarthy, Executive Vice President and Secretary

Director, Executive Vice President and Secretary of Nuveen Fund Advisors, Inc., Executive Vice President (since 2008), Secretary and General Counsel (since 2006) of Nuveen Investments, Inc.; Executive Vice President (since 2008) and Secretary (since 2006) of Nuveen Investments Advisers Inc.; Vice President and Secretary of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Santa Barbara Asset Management, LLC; Director, Vice President and Secretary of Winslow Capital Management, LLC.

Charles R. Manzoni, Jr., Executive Vice President and General Counsel	Managing Director and General Counsel of Nuveen Securities, LLC; formerly, Chief Risk Officer, and Secretary and General Counsel, director on Board of Directors, FAF Advisors.

Stuart J. Cohen, Managing Director and Assistant Secretary

Managing Director and Assistant Secretary of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC; Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC, NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC, Symphony Asset Management LLC, Tradewinds Global Investors, LLC and Winslow Capital Management, LLC.

Sherri A. Hlavacek, Managing Director and Corporate Controller

Managing Director and Corporate Controller of Nuveen Investments, Inc., Nuveen Securities, LLC, Nuveen Investments Advisers Inc., Nuveen Investments Holdings, Inc. and of Nuveen Asset Management, LLC (since 2011); Vice President and Controller of NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC, Tradewinds Global Investors, LLC, Winslow Capital Management, LLC. and Symphony Asset Management LLC; Certified Public Accountant.

Mary E. Keefe, Managing Director and Chief Compliance Officer

Managing Director (since 2004) and Director of Compliance of Nuveen Investments, Inc.; Managing Director and Chief Compliance Officer of Nuveen Securities, LLC, Nuveen Fund Advisors, Inc., Nuveen Investments Advisers Inc., Symphony Asset Management LLC and Santa Barbara Asset Management, LLC; Vice President and Assistant Secretary of Winslow Capital Management, LLC.

7

Name and Position with Nuveen Asset Management	Other Business, Profession, Vocation or Employment During Past Two Years
Lucas A. Satre, Senior Vice President and Assistant Secretary

Senior Vice President and Assistant Secretary of Nuveen Asset Management, LLC, Nuveen Securities, LLC and Nuveen Investments, Inc.; Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC, NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC, Symphony Asset Management LLC, Tradewinds Global Investors, LLC and Winslow Capital Management, LLC.

Item 32: Location of Accounts and Records.

NFALLC, 333 West Wacker Drive, Chicago, Illinois 60606, maintains the Fund’s Articles of Incorporation, By-Laws, minutes of director and shareholder meetings, and contracts of the Registrant and all advisory material of the investment adviser. Nuveen Asset Management, in its capacity as sub-adviser, may also hold certain accounts and records of the Fund.

State Street Bank and Trust Company, 250 Royall Street, Canton, Massachusetts 02021, maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not maintained by NFALLC or Nuveen Asset Management.

Item 33: Management Services.

Not applicable.

Item 34: Undertakings.

1.	Registrant undertakes to suspend the offering of its shares until it amends its prospectus if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement, or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.	Not applicable.

3.	Not applicable.

4.	Registrant undertakes:

a. To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(1) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(2) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

b. That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

c. To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

8

d. That each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act of 1933 as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act of 1933, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of this registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

e. That for the purpose of determining liability of the Registrant under the Securities Act of 1933 to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1) Any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act of 1933;

(2) The portion of any advertisement pursuant to Rule 482 under the Securities Act of 1933 relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3) Any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

5.	Registrant undertakes that:

a. For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as a part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be a part of this Registration Statement as of the time it was declared effective; and

b. For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6.	Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

9

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Chicago, and State of Illinois, on the 12th day of April, 2013.

NUVEEN CALIFORNIA QUALITY INCOME MUNICIPAL FUND, INC.

/S/ KEVIN J. MCCARTHY
Kevin J. McCarthy, Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title			Date
/S/ STEPHEN D. FOY STEPHEN D. FOY	Vice President and Controller (Principal Financial and Accounting Officer)			April 12, 2013

/S/ GIFFORD R. ZIMMERMAN GIFFORD R. ZIMMERMAN	Chief Administrative Officer (principal executive officer)

ROBERT P. BREMNER*	Chairman of the Board and Director	ý ï ï ï ï ï ï ï ï ï ï þ ï ï ï ï ï ï ï ï ï ï ï ï ý	By:*	/s/ Kevin J. McCarthy KEVIN J. MCCARTHY, Attorney-in-Fact April 12, 2013
JOHN P. AMBOIAN*	Director
JACK B. EVANS*	Director
WILLIAM C. HUNTER*	Director
DAVID J. KUNDERT*	Director
WILLIAM J. SCHNEIDER*	Director
JUDITH M. STOCKDALE*	Director
CAROLE E. STONE*	Director
VIRGINIA L. STRINGER*	Director
TERENCE J. TOTH*	Director

*	The original powers of attorney authorizing Kevin J. McCarthy, among others, to execute this Registration Statement, and Amendments thereto, for the directors of the Registrant on whose behalf this Registration Statement is filed, have been executed and filed as Exhibit s to the Registrant’s Registration statement on Form N-2 (File Nos. 333-184970 and 811-06425) on November 15, 2012 and incorporated herein by reference.

EXHIBIT INDEX

Exhibit	Name

h.2	Distribution Agreement relating to At-the-Market Offerings dated February 26, 2013 between the Registrant and Nuveen Securities, LLC.

h.4	Dealer Agreement relating to At-the-Market Offerings dated March 29, 2013 between Nuveen Securities, LLC and Stifel Nicolaus & Company, Inc.

i.	Nuveen Open-End and Closed-End Funds Deferred Compensation Plan for Independent Directors and Trustees (as Amended and Restated effective January 1, 2013).

l.1	Opinion and Consent of Bingham McCutchen LLP.

l.2	Opinion and Consent of Dorsey & Whitney LLP.

n.	Consent of Ernst & Young LLP.

r.	Code of Ethics and Reporting Requirements of Nuveen Investments, Inc. (including affiliated entities) and the Nuveen Funds, effective January 1, 2013.